As filed with the U.S. Securities and Exchange Commission on 1/11/2019

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23018

Stone Ridge Trust III

(Exact name of registrant as specified in charter)

510 Madison Avenue, 21st Floor

New York, NY 10022

(Address of principal executive offices) (Zip code)

Stone Ridge Asset Management LLC

510 Madison Avenue, 21st Floor

New York, NY 10022

(Name and address of agent for service)

(855) 609-3680

Registrant’s telephone number, including area code

Date of fiscal year end: October 31, 2018

Date of reporting period: October 31, 2018

Item 1. Reports to Stockholders.

Annual Report

October 31, 2018

Stone Ridge All Asset Variance Risk Premium Fund

As Revised

Shareholder Letter

“The high volatility of stock returns is common knowledge, but many professional investors seem unaware of its implications.”

- Eugene Fama (2018), Volatility Lessons

“It’s not supposed to be this easy to make so much money, especially with such remarkable consistency.”

- Foreword to Reducing the Risk of Black Swans (December 2017), referring to the S&P 500

“It’s possible to go forward with no 60/40 at all. In fact, it may even be necessary.”

- Stone Ridge 2017 Shareholder Letter

“Don’t tell me what you ‘think,’ just tell me what’s in your portfolio.”

- Nassim Taleb (2018), Skin in the Game

December 2018

Dear Fellow Shareholder:

We just passed the 10th anniversary of the discovery that Bernie Madoff was running a Ponzi scheme,1 a sobering reminder of how easy it is for any of us to believe things we want to be true. I was given an opportunity to invest in Madoff in 1998. At the time, I was running a fund with lots of excess cash and Madoff was pitched to me as a cash management tool, given its (lack of) volatility and positive mean. After seeing the cumulative return chart, I passed – due solely, and thankfully, to my training in the finance department at the University of Chicago. We just don’t get 45 degree lines in finance. In trigonometry maybe, but not in finance.

All along, there was one Madoff “game over” diligence question, hiding in plain sight. Madoff was supposedly too big for the listed options markets, which was the given reason why his trades never showed up on the tape.

So if Madoff did all of his “trading” over-the-counter (OTC), the only necessary diligence question would have been “Who are the OTC counterparties?” Just one name would have sufficed.    And we wouldn’t even have needed to ask the OTC counterparty what Madoff trades or how he trades, just that he trades.

Of course, there would have been no name because there were no trades, OTC or listed, ever.

Tragically, no one asked this simple question. We should never underestimate the power of believing things we want to be true.

Is the Equity Risk Premium Positive?

“The disease is spread by contagion. For example, consider the introduction of scurvy into French military hospitals by veterans returning from war, or the rapid spread of scurvy from one sailor to another in naval vessels.”

-

Dr. Jean-Antoine Villemin, member of the prestigious Paris Academy of Medicine, and the first to demonstrate that tuberculosis was an infectious disease, speaking in 1874 and echoing the near universal view of scurvy at the time and since the mid-1500s

[1]	For a riveting podcast on the Madoff scandal, check out The Alpha Exchange, with host Dean Curnutt interviewing Harry Markopolos, to whom I attribute the content of this section.

Stone Ridge Funds	Annual Report	October 31, 2018

Shareholder Letter

“It ain’t what you don’t know that gets you into trouble. It’s what you know for sure that just ain’t so.”

- maybe Mark Twain

From the mid-1500s until about 1900, scurvy plagued the shipping industry. Generations of medical researchers frantically searched for a cure. Back then, most of the world was as convinced about how scurvy “spread” as we are today about the theory of gravity: scurvy was a communicable, germ-spread disease passed sailor to sailor over long journeys in close quarters. Unfortunately, this was also the era of hero-making scientific breakthroughs in germ-detection processes, which blinded the germ-focused researchers to the truth for centuries.

The germ-spread theory turned out to be false. We know today that scurvy is a disease caused solely by lack of vitamin C in the diet. Germs have nothing to do with it. Tragically, even in the beginning of the last century, after the diet-based “cure” for scurvy became widely accepted, many prominent infectious disease researchers kept bacteria hunting. They so strongly believed what they wanted to be true.

The story of scurvy is only one of innumerable examples throughout history in which the world was utterly convinced of something important that turned out to be false (e.g., the earth is flat, the sun revolves around the earth, smoking is not bad for you).

Today, the world is convinced that the stock market has a positive risk premium – because for 90+ years it has. The world is equally convinced that every time the stock market goes down, no matter how far or for how long, it always comes back – because for 90 years it has.

Let’s be careful with what we know for sure, that maybe just ain’t so.

First, let’s dimension uncertainty about the mean

In recent work, Nobel Prize winner Eugene Fama rigorously quantifies the substantial role luck will play in the future realized equity risk premium.2 Despite utilizing the hefty historical equity risk premium to anchor his analysis, Fama shows that negative future realized equity premiums should still occur in 1 in 4 five-year periods, 1 in 9 twenty-year periods, and 1 in 12 thirty-year periods. 1 in 12 is not low.

While Fama’s conclusion about the important role chance plays in markets is nothing new, he warns us “many professional investors seem unaware of its implications.” Let’s try the following thought experiment: how much of our future quality of life is riding on the performance of our stock portfolios over the next 30 years? What would have to change if it’s cumulatively negative?

It’s a fiduciary’s responsibility to wonder if the equity risk premium, like all risk premiums, will be the same going forward as it’s been in the past.

Price-insensitive buying

Consider the buying behavior of just one market participant, Vanguard. Over the last five years, Vanguard – with a ~50% market share of the index fund market – averaged about $300 million of net buying of U.S. stocks per day, every day, from just their two largest mutual funds and two largest ETFs.3 This doesn’t include the role of State Street, iShares, and others who, together, represent the other ~50% of the index fund market. Let’s conservatively assume that there’s been at least $500 million of net buying of U.S. stocks per day during this period from index players. Now consider the implications of the price-insensitive nature of index fund behavior. In what other industry do the largest customers say to their merchants, “I’m going to buy at least $500 million of your product per day, every day ok? You’re asking if

[2]	Eugene Fama (2018), Volatility lessons, working paper, University of Chicago Booth School of Business
[3]	Source: Vanguard

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Shareholder Letter

I want a great deal for giving you that kind of volume? Well, I appreciate you asking, but no, actually, I don’t. I’m going to show up to buy from you at your offer price, every day, no matter what your offer price is.”

While there are many factors that drive stock returns, years of unprecedented index fund net buying of the same names unquestionably helped. The market largely went straight up with bursts of “epic quiet” volatility, fueled by index funds mechanically buying every dip. Index funds provided “Corporate QE” (QE = quantitative easing), with an impact on stocks likely on par with what global Central Bank QE provided for bonds. Systemic risk lurks when the price-insensitive net buying becomes price-insensitive net selling.4

The combined effect of global central bank money printing, zero percent interest rates, and price-insensitive net buying from equity index funds makes it difficult to support the view that the future equity risk premium will be higher than it’s been in the past. Perhaps it’s the same, but common sense suggests it will be lower. Using a more conservative, but still positive, estimate for the future equity risk premium – that is, just shifting Fama’s starting point for the equity risk premium in his analysis from the historical level to something smaller – Fama’s methodology could easily show there is really a 1 in 5 chance, not 1 in 12, that the equity risk premium will be negative for future thirty-year periods. It’s prudent to re-underwrite whether we would take that kind of risk with so much of our life savings.

Unfortunately, the news for stocks gets worse.

What has really caused wealth creation in the stock market?

Since 1926, when the CRSP5 database began, there have been approximately 26,000 U.S. public companies that, collectively, have delivered about $35 trillion of wealth creation for their shareholders. So it might seem absurd to question whether the equity risk premium is positive. But let’s be precise in our use of “is” versus “was” and be extra careful about believing things we want to be true.

The evidence that stock returns exceed the risk-free return in the long term is based on broadly diversified portfolios. That is, “the market.” And, on this topic the science is, indeed, settled, if only historically. The stock market as a whole has soundly beaten Treasury bills (T-bills) since 1926. However, if instead we focus on individual stock returns, the story is more nuanced, and what the data tells us is remarkable.

In groundbreaking new work, Hendrik Bessembinder shows us that, even during the golden age of public equities these last ~90 years, the majority of individual stocks have returned less than T-bills. And this holds at every time horizon: monthly, quarterly, annually, and all the way out to cumulative lifetime returns.6 Taken together with the substantially positive historical equity risk premium, we’re forced to conclude that the entire premium itself has been driven by relatively few stocks.

How few? Bessembinder shows that, astonishingly, only 4% of stocks explain all stock market-driven wealth creation since 1926. The other 96% are a push. Further, the majority of stocks have negative lifetime returns. And the single most common return for a public company? -100%.    Let’s pause, re-read this paragraph, and begin to consider its implications.

[4]

To highlight the fragility just below the surface, consider that this month the most liquid tool for hedging market risk, S&P 500 E-mini futures, has volume available on the best bid and offer between 2/5th and 1/20th of what was available 12 months ago.

[5]	Center for Research in Security Prices at the University of Chicago.
[6]	Hendrik Bessembinder (2018), Do stocks outperform treasury bills? Forthcoming in the Journal of Financial Economics.

Stone Ridge Funds	Annual Report	October 31, 2018

Shareholder Letter

Perhaps there are no implications, and the results should be met with a shrug. Who really cares if all the gains are concentrated in a few stocks as long as one holds the entire market?i

What do we want to be true about the sign of the equity risk premium?

“The singular goal is to invest in those very few mega deals that deliver crushing returns. Anything less simply won’t move the needle.”

- Joe Dwyer, Founder Equity blog (2014), on the importance of the right tail in venture capital investing

If we double-click on Bessembinder’s 4% and look even more narrowly at only the top 25 wealth generating stocks since 1926, including names like Amazon and Microsoft, we see that those 25 – less than 1 in 1000 stocks ever to exist – account for ~30% of all stock market-driven wealth creation. We also see that the inflation-adjusted current market cap of those stocks is, on average, about 400 times larger now compared to when each first appeared in CRSP. Amazon’s and Microsoft’s ratios are about 1000x and 400x, respectively. These firms clearly achieved venture capital-style returns via public markets and those returns were available to public market investors because those companies went public with relatively modest first day market caps of $696 million and $1.9 billion, respectively.

Now, let’s examine two well-known private companies considering 2019 IPOs: Peloton and Uber. Capital markets professionals believe that the initial public market IPO valuation of each company could be $10 billion and $120 billion, respectively. Applying the 400x standard above would imply that someday Peloton would have to be a $4 trillion company and someday Uber would have to be a $48 trillion company. Both numbers are preposterous. I don’t know anyone at Uber, but I do at Peloton as I’m a shareholder, and I think Peloton is one of the best run companies in the world today. However, with all due respect to Peloton’s phenomenal executives, there is no way it’s going to be a $4 trillion company.

If we look under the hood of each firm, we will find investors who did earn more than 400x on their investments. They were the early stage investors, either via venture funds or via direct stock purchases.

So 400x returns remain available, but they have moved to the private markets. Onerous regulations, primarily Sarbanes-Oxley, but also many others, disproportionately hit small stocks, and may have contributed to the trend of the best companies, like Peloton, staying private longer – and, critically for public market investors, until they are no longer small.

An IPO is just a method of financing, period. Nothing fundamental changes overnight, post-IPO, about the quality of a firm’s products or about its relationship with its customers.

So who would go public? Only companies that have to, where “have to” is defined as a) needing the money, or b) needing to create liquidity for their early investors and/or employees who own shares.

The growth in private markets has created adverse selection in the quality of companies that go public small. Essentially, what the private markets – with a far higher bar for return on invested capital – have told small IPO companies is: “We won’t fund your growth any more, and we certainly won’t fund your early investors and/or employees cashing out. If you don’t want to go away, go public where the questions are easier and the bar for funding is much lower.”

Stone Ridge Funds	Annual Report	October 31, 2018

Shareholder Letter

Taken together, in my view, Bessembinder’s work, combined with the explosion in private markets and the resulting elimination of the “right tail” (i.e., 400x) for individual stock public market returns – the entire source of the historical equity risk premium – drives a stake through the heart of public equities as an asset class.

Too good to be true?

While the empirical analysis is compelling, it’s unnecessary. We can combine the parable of “The Emperor’s New Clothes” with the lessons from Madoff and briefly review certain aspects of the public equity market:

We get to make on average 4-6% annualized excess return in a trade everyone knows about, with limitless capacity and tax-free compounding, and we get the exposure permanently for free with a single mouse click? And we can invest without fear because if our positions go down, regardless of how much, all we have to do is be patient and they will always come back?

Perhaps what’s above should start with “Once upon a time…”? It sounds like a magic money tree more fitting a Hans Christian Andersen story than as the prime driver of folks’ future ability to retire and stay retired with dignity. Public equities are the most crowded trade in capital markets today, with an unrelenting gusher of price insensitive money rushing in (for now). Is there another asset class whose owners feel a stronger sense of entitlement to positive, long-term returns?

Public equities no longer pass the smell test because a free and limitless return-generating mechanism that delivers a 4-6% annual risk premium means that it’s too easy to make too much money with no work. Nothing in life that good is that easy. When the 4-6%7 equity risk premium was available, it wasn’t clear that was the size of the premium. Realized risk premiums are only obvious in hindsight.

Let’s see what happens in the coming decades. For investors with substantial public equity allocations, it’s appropriate to re-assess the retirement lifestyle impact if what they currently believe about the public equity risk premium turns out not to be true.

I interpret Bessembinder’s work to suggest that the likely sign of the equity risk premium is not statistically positive going forward and, at best, the equity risk premium is much smaller now than it has been historically. As a practical matter, in light of the substantial uncertainty around the estimate of the true mean excess return of the overall market, a 50% public equities allocation – common in the wealth management industry – is too high.8 Prudent risk management requires that the more uncertain we are about future expected excess return of any asset class, the more conservative (i.e., truly diversified) of an allocation we should have. Simply put, let’s not keep 50% of our eggs in one basket, if our future depends on those eggs.

In light of the unmeasurable model uncertainty inherent in all areas of the capital markets, my personal investing rule is that nothing – literally nothing no matter what – deserves more than a 10% allocation. For my own life savings I find anything more concentrated too risky.

[7]	Equity risk premium estimate from Damodaran, A., “Equity Risk Premiums (ERP): Determinants, Estimation and Implications – The 2018 Edition”, Stern School of Business, working paper.
[8]

“Don’t tell me what you think, tell me what’s in your portfolio”: I have zero net market exposure to public equities. Having said that, based on our best available shareholder information, I am by far the largest end investor of the Elements funds, which I beta hedge to zero net market exposure. In the realm of public equities, I only want long-term exposure to the “Elements” (i.e., the factors). For those who do want net long public equities exposure, I believe systematically tilting towards the riskier names and paying zero management fees should be non-negotiables.

Stone Ridge Funds	Annual Report	October 31, 2018

Shareholder Letter

Skin in the Game at Stone Ridge

The profound, and unavoidable, implications of model uncertainty surface an important motivational element of what caused me to start Stone Ridge in the first place: to help our investors and our employees (including me) truly diversify and therefore de-risk the path to and through retirement. We take the “buy the market” philosophy of a firm like Vanguard, marry it with the patient “m choose n” execution innovation of a firm like Dimensional Fund Advisors (DFA), and apply it to what we believe to be valuable and diversifying asset classes where it hasn’t been applied before.

However, our core original innovation is to create funds that systematically tap into the business profits and losses, not capital market returns, of globally important risk transfer services.

At the firm’s inception, we contrasted the equity risk premium with the reinsurance risk premium as proxied by the Swiss Re Index (SRI) of catastrophe (“cat”) bonds. Back in 2012, fund returns data suggested to us that it would be very easy to replicate the S&P 500 and very hard, but potentially extremely valuable, if we could replicate the SRI. In practice, to match the SRI one would have to obtain and maintain the benchmark exposures to each bond, each with extremely limited capacity, especially in the primary issuance market, which is when the index “buys” its bonds. And building a cat bond portfolio is only possible bond by bond, not with a click.

Fast forward to the July 2013-November 2018 period, the fully invested timeframe of our first fund – the Stone Ridge High Yield Reinsurance Risk Premium Fund (ticker: SHRIX) – designed to track the SRI net of its fees. During this 5+ year period, the no-fee, no-transaction cost, non-investable Swiss Re index was valuable indeed, “returning” 29.3% with no correlation to anything (note: this compares to the Barclays Agg’s return of 11.5%). Of the eight Eurekahedge ILS index reinsurance funds with “cat bond” in their name, the median cumulative net return has been 15.5%, and the 75th percentile fund returned 19.4%. During this same period, SHRIX returned 29.9% net. The reinsurance risk premium, and particularly the Stone Ridge approach, which uniquely accesses the limited market in catastrophe bonds via maniacal focus on primary issuance – sharply limiting its capacity – passes the smell test.9

Since we launched that first Stone Ridge fund, we’ve tirelessly sought innovation, though the vast majority of our collective work just isn’t good enough and ends up on the cutting room floor. Having said that, additional alternative franchises – a whopping two in the subsequent five years – have met our standards as anti-fad, possessing what we believe to be a materially positive risk premium, truly diversifying to each other and, critically, to stocks and bonds. We are honored to now be responsible for $14 billion of our investors’ and our employees’ life savings.

Inspired by Taleb’s “Don’t tell me what you ‘think’, just tell me what’s in your portfolio” morality, the team at Stone Ridge has skin in the game. In 2018, I personally shouldered the largest losses in SRRIX and AVRPX of any Stone Ridge fund investor (and the largest gains in LENDX). In my view, if you give an opinion and someone follows it, you must be exposed to its consequences. And it has to be real exposure, not window dressing.

At Stone Ridge, our code is symmetry with our investors, having a share of the harm, and paying a material financial penalty if something goes wrong, regardless of the cause (the opposite of Wall Street executives during the credit crisis). And although nothing “went wrong” in 2018 in the intellectual sense that successful risk premium investing requires occasional rough years – which must be unpredictable else there would be no risk premium in the first place – something certainly “went wrong” in the actual sense, the only sense that matters: we lost money.

[9]

Relatedly, in proprietary research available on request, a mimicking portfolio of quota shares returned ~1.5%/year over cat bonds due to higher levels of diversification which facilitate higher levels of structural leverage inherent in a reinsurer’s business model, and therefore a quota share. In addition, quota shares, especially with the globally leading reinsurers (i.e., the best underwriters with the lowest loss ratios) are far harder to source, structure, evaluate, and risk manage than cat bonds.

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Shareholder Letter

I lead from the front and share the pain as a matter of justice and honor. Alongside me, with locked arms, every Stone Ridge employee invests in every strategy at full fees. Skin in the game keeps hubris in check.

The Law of Practice

While nothing in investing is easy or obvious, when you source priced risks, returns are reliably positive on average, but unpredictable over any particular interval. Some years are great, others can hurt – it is simply a function of when the intentional risk bearing pays off. Yet many investors try to time the market, an expensive and dangerous pursuit.

Why is succumbing to market timing prevalent among so many (but certainly far from all) investors? Perhaps because it’s in our nature to think we’re exceptional. It’s hard wired in our brains as a component of evolutionary survival. 90% of us think we’re above average drivers and 25% of us think we’re in the top 1%. And we especially don’t like to think of ourselves as passive or static when something is not going as we hoped. Instead, we want to “do something!” Unfortunately, in investing, confusing strategy with outcome is hazardous to our wealth.

Getting the sign and magnitude of the risk premium right and then staying in the trade – patiently and at times uncomfortably – is, in our view, the right thing for long-term wealth creation and the only way to earn the average.

We don’t generally associate inactivity with practice, but maintaining a target asset allocation each year is active and it does require practice. Every decision is an active decision, including a decision not to change. Practice is such a powerful thing that it doesn’t have the ability to discriminate between what is good for you and what is not. If you practice negative habits that are not conducive to your growth, you will become really good at those negative habits. If you practice positive habits that are conducive to your growth you will become really good at those positive habits.

Whatever it is you practice is that which you become good at. That’s the immutable Law of Practice.

However, just because something is simple doesn’t mean it’s easy. Staying in the trade and seeking to earn the average requires patience, discipline, and an ability to mentally manage substantial uncertainty – for an uncertain period of time. While not everyone can do that, the motivation to develop this practice is clear, as the ability to handle uncertainty is directly proportional to the quality of the long-term outcome that can be generated (i.e., the quality of your life). There are no shortcuts or magic pills.

People and societies that can delay gratification – and manage the associated uncertainty along the way – end up controlling the vast majority of capital accumulation and enjoying the vast majority of health and prosperity. It’s the most powerful source of life inequality.

The Stone Ridge Network

We have enough humility at Stone Ridge to avoid the need for complexity in product development and enough focus to say no to almost 100% of the opportunities that come our way. Our kindness has attracted the Stone Ridge Network who, like us, prefer the path of simple things properly done.

Comprised of 100+ of the leading RIAs in the U.S. who each invest across multiple Stone Ridge products, the RIAs in the Stone Ridge Network create value for each other. The most recent example: Flourish Cash.ii Flourish Cash currently offers a 2.3% annual percentage yield (APY)iii on cash held at its program

Stone Ridge Funds	Annual Report	October 31, 2018

Shareholder Letter

banks, with that cash eligible for up to $6 million of FDIC insurance per two-person household.iv Since launch earlier this month, it’s averaged 40% growth, per day, an utterly unsustainable pace, but one I believe will stay brisk.

What made Flourish Cash possible was an observation about the “CAC” (customer acquisition cost) of retail deposits at banks: it costs a bank $1500-$2000 to acquire a retail depositor and far more to acquire a high net worth retail depositor.10

In contrast, the Flourish Cash team, powered by the Stone Ridge Network, can provide a single source of thousands of high net worth retail depositors for each of the Flourish Cash program banks, CAC-free. These CAC-free deposits from Flourish Cash customers are so valuable that the banks offer those customers a higher yield. These banks are not non-profits. It’s all about their CAC, and not paying it, which is all about the Stone Ridge Network.

I’m old enough to remember when cash was an asset class, as it is again today. RIAs who win the future will be as forward thinking about their cash management practices as they are today about their alternative asset management practices. Basically anything that’s not stocks and bonds will be needed as a critical enhancement to the RIA arsenal. Cash is now just another uncorrelated alternative.

Business is a Listening Contest

Some things need to be believed to be seen – Flourish Cash was one of those things. At Stone Ridge, we think from the future, close our eyes and imagine our vision is realized. Then, together, we relentlessly iterate so that what we believe will ultimately be seen. Working quietly out of view, we ignore the impulses of others to seek recognition. And we don’t believe that those out there in the limelight are getting the better end of the deal. We’re too busy loving our work to do anything else.

New opportunities arrive ceaselessly, as long as we’re each willing to learn. Business is a learning contest, and our ability to innovate as an organization depends on each of us entering every conversation as if we have something to learn. Because we do. True listening requires a setting aside of oneself. When done expertly, the person across the table senses this. They open up their inner recesses, and share their deepest creativity. Conversations are not promotional opportunities. In a real conversation, you’re in it together. And because business is a learning contest, it’s actually a listening contest.

The most sustainable fountainhead of innovation at Stone Ridge will flow from each of us developing and maintaining world class listening skills. Not excellent. World class. The average person can talk at about 200 words per minute, but can listen at about 500 words per minute. The problem is that when we only hear 200 words per minute in a conversation, it’s easy to fill in the gaps with distracting thoughts. It takes real energy and focus to appropriately pay attention to someone, but if you can’t do that, you’re not in a conversation and you’re not learning. Check yourself on this. Do you listen with the intent to understand, or do you listen with the intent to reply?

Folks who talk too much feel in control and the center of attention. Talking means they don’t have to hear anything they’re not interested in, including new ideas that might tweak their perspective or expand their world. In contrast, consider Randy Cohen, my brilliant and blind old friend and co-author, with Josh Zwick, in the Illuminating the Path Forward series. Randy didn’t used to be blind, but now he is so instead of reading, he listens to books and emails. Through deliberate practice over many years, he can listen up to 750 words per minute. 750 words! No wonder he’s one of the most creative and interesting people I’ve ever met.

[10]	https://tearsheet.co/data/why-customer-acquisition-is-so-difficult-for-financial-startups/

Stone Ridge Funds	Annual Report	October 31, 2018

Shareholder Letter

My Mom

As some of you know, my mother passed earlier this year. This is my first New Year’s without her. It stinks. A parent passing is something we each process differently and my father passing over six years ago was the animating spark that caused me to start Stone Ridge. However, when my mom passed this year there was no such spark. For me, a second parent passing was another thing altogether and I unfortunately learned that a second parent passing for an only child comes with its own set of trials. While I now feel mostly back to myself, I still really miss my mom.

In honor of my mom this holiday season, I’d like to share something she told me just a few weeks before she passed. She said, “Whenever you talk to someone, be prepared to be amazed. I am, and I’m never disappointed. You can do the same thing. Whether it’s a teammate, a client, a child, a parent or a spouse: listen and be prepared to be amazed.”

Is it any wonder I’m endlessly grateful for my mom?

So over this holiday season, please put down that piece of plastic and glass you are addicted to stroking. Technology is a wonderful thing, but only if you are in charge of it. Give your family your undivided attention. In conversation today, do not think about what you are going to say next. Just listen. Listening equals love. And be prepared to be amazed.

On behalf of Stone Ridge, I offer my deepest gratitude to you for sharing responsibility for your wealth with us this year. We look forward to serving you again in 2019.

Warmly,

Ross L. Stevens

Founder and CEO

ENDNOTES

i Bessembinder’s work also has profound implications for active management of equities.    The 4% result means that a bet on any particular active manager reduces to a bet that that manager can identify enough of the 4% wealth-creating stocks in advance, because the market portfolio, by definition, contains them. The bar, then, is not “beat the market,” rather it’s “don’t miss too many of the 4%.” How important are the 4%? Consider that a) missing only the top 25 wealth generating stocks out of the ~26,000 U.S. stocks to ever exist (so less than 1 in 1000), and b) not holding those 25 since their inception in CRSP (an impossible task without time travel), would have incurred an opportunity cost of almost a third of the cumulative wealth generated by owning the entire U.S. stock market the last 90 years.

How likely is it that an active manager will own enough of the 4%? Or the 25? Consider the fact that the typical active mutual fund manager holds 65 stocks and decide (Kacperczyk, M., Sialm C., Zheng L., (2006). On the industry concentration of actively managed equity mutual funds. Journal of Finance 60 1983–2011).

Some market observers suggest that individual stock return dispersion is needed for active managers to outperform, and that some market environments are “better” for active management than others. Bessembinder shows this is nonsense. The pool active managers need to fish in, the 4% or the 25, is vanishingly small, likely impossible to identify in advance, and almost certainly institutionally impossible to stick with through the inevitable drawdowns along the way.

But the news gets worse for active management, because the percentage of stocks beating T-bills has been dropping. Precipitously. In the first five decades of the last ~90 years, the average decade saw 70% of public equities beating T-bills, while in the average decade of the last 40 years 38% of stocks beat T-bills – and in none of the last four decades did the typical stock beat T-bills.

However, the final stake through the heart of active management is not a comparison of stocks to T-bills. It’s a comparison of stocks to the overall market. In each of the last four decades, only a quarter of stocks beat the market on average, ranging from a low per decade of 21% to a high of 33%. Bessembinder shows us that the active management fishing pool is way too tiny. It’s

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Shareholder Letter

unrealistic to think that any manager, especially one identifiable in advance, is skilled enough to own enough of the 25% market beating stocks over a decade vs. the losing 75%. No wonder active management underperforms: it’s hopeless. The data supports what we know intuitively: alpha and luck are synonyms.

Disclosures relating to Flourish Cash

ii Flourish Cash is a service offered by Stone Ridge Securities LLC, a registered broker-dealer and FINRA member firm. Flourish Cash is currently available via invitation only and is currently available only in certain states, and this letter is not an invitation or solicitation to open an account. Stone Ridge Securities LLC is an affiliate of Stone Ridge Asset Management LLC. Stone Ridge Asset Management LLC does not provide any services, including investment advisory services, in connection with Flourish Cash and does not provide any guarantees or financial support to Flourish Cash accounts. The cash balance in a Flourish Cash account is swept from a brokerage account at Stone Ridge Securities LLC to deposit account(s) at one or more third-party banks that have agreed to accept deposits from customers of Stone Ridge Securities LLC (“program banks”). The accounts at program banks pay a variable rate of interest.

iii The Annual Percentage Yield (APY) displayed here is effective as of 12/27/2018. This APY is variable and may change at any time. The current APY for Flourish Cash is available at www.flourish.com.

iv The cash balance in a Flourish Cash account that is swept to one or more Program Banks is eligible for Federal Deposit Insurance Corporation (“FDIC”) insurance, subject to FDIC rules, including FDIC aggregate insurance coverage limits. FDIC insurance will not be provided until the funds arrive at the program bank. There are currently 6 program banks available to accept deposits, making customers eligible for up to $1,500,000 of FDIC insurance for individual accounts ($250,000 for each of the 6 program banks) and up to $3,000,000 of FDIC insurance for joint accounts with two owners ($500,000 for each of the 6 program banks). The total FDIC coverage for a two-person household is calculated assuming that each household member has an individual account and that both household members share a joint account. Although Flourish Cash is offered through a brokerage account and cash held in brokerage accounts often has the benefit of SIPC protection, until such time as Stone Ridge Securities LLC offers securities products, customers likely will not have the benefit of SIPC protection for cash held in their Flourish Cash account. Further, SIPC protection is not available for any cash held at the program banks. The investment Funds described in this letter are separate from Flourish Cash, and such Funds are (i) not insured by the FDIC; (ii) not deposits or other obligations of any FDIC-insured financial institution and are not guaranteed by any FDIC-insured financial institution; and (iii) subject to investment risks, including possible loss of the principal invested.

RISK DISCLOSURES

The Stone Ridge High Yield Reinsurance Risk Premium Fund (the “High Yield Reinsurance Fund”), the Stone Ridge Reinsurance Risk Premium Interval Fund (“SRRIX” and, together with the High Yield Reinsurance Fund, the “Reinsurance Funds”), the Stone Ridge U.S. Large Cap Variance Risk Premium Fund (the “U.S. Large Cap VRP Fund”), the Stone Ridge U.S. Small Cap Variance Risk Premium Fund (the “U.S. Small Cap VRP Fund”), the Stone Ridge U.S. Variance Risk Premium Master Fund (the “U.S. VRP Master Fund” and, together with the U.S. Large Cap VRP Fund and the U.S. Small Cap VRP Fund, the “U.S. VRP Funds”), the Stone Ridge International Developed Markets Variance Risk Premium Fund (the “Developed Markets VRP Fund”), the Stone Ridge Global Equity Variance Risk Premium Master Fund (the “Global VRP Master Fund” and, together with the Developed Markets VRP Fund, the “International VRP Funds”) and the Stone Ridge All Asset Variance Risk Premium Fund (“AVRPX” and, together with the U.S. VRP Funds and the International VRP Funds, the “VRP Funds,” and the Reinsurance Funds and the VRP Funds, collectively, the “Funds” and, each, a “Fund”), and the Elements Portfolios (which consist of the Elements U.S. Portfolio (“ELUSX”), Elements U.S. Small Cap Portfolio (“ELSMX”), Elements International Portfolio (“ELINX”), Elements International Small Cap Portfolio (“ELISX”), and Elements Emerging Markets Portfolio (“ELMMX”) (collectively, the “Portfolios,” and each a “Portfolio”)), are generally sold to (i) institutional investors, including registered investment advisers (“RIAs”), that meet certain qualifications and have completed an educational program provided by Stone Ridge Asset Management LLC (the “Adviser”); (ii) clients of such institutional investors; and (iii) certain other eligible investors (as described in the relevant prospectus). Investors should carefully consider the Funds’ and the Portfolios’ risks and investment objectives, as an investment in the Funds and/or the Portfolios may not be appropriate for all investors and the Funds and the Portfolios are not designed to be a complete investment program. There can be no assurance that the Funds and/or the Portfolios will achieve their investment objectives. An investment in the Funds and/or the Portfolios involves a high degree of risk. It is possible that investing in a Fund and/or a Portfolio may result in a loss of some or all of the amount invested. Before making an investment/allocation decision, investors should (i) consider the suitability of this investment with respect to an investor’s or a client’s investment objectives and individual situation and (ii) consider factors such as an investor’s or a client’s net worth, income, age and risk tolerance. Investment should be avoided where an investor/client has a short-term investing horizon and/or cannot bear the loss of some or all of the investment. Before investing in a Fund and/or a Portfolio, an investor should read the discussion of the risks of investing in the Fund and/or a Portfolio in the relevant prospectus.

As of 12/26/2018, ELUSX holds positions in Amazon and Microsoft, which represent 1.49% and 0.12%, respectively, of ELUSX’s total assets. Holdings and sector allocations are subject to change and are not a recommendation to buy or sell any security.

Stone Ridge Funds	Annual Report	October 31, 2018

Shareholder Letter

Investing in funds involves risks. Principal loss is possible.

The VRP Funds may invest in a variety of derivatives, including put and call options, futures contracts, options on futures contracts, swaps, swaptions, and other exchange-traded and over-the-counter derivatives contracts. The VRP Funds may invest in derivatives to generate income from premiums, for investment purposes, and for hedging and risk management purposes. A VRP Fund’s use of derivatives as part of its principal investment strategy to sell protection against the volatility of various underlying references involves the risk that, if the volatility of the underlying references is greater than expected, the VRP Fund will bear losses to the extent of its obligations under the relevant derivative contracts, which may not be outweighed by the amount of any premiums received for the sale of such derivative instruments. The use of derivatives involves risks that are in addition to, and potentially greater than, the risks of investing directly in securities and other more traditional assets. Derivatives also present other risks, including market risk, illiquidity risk, currency risk, and credit risk.

The equity securities of smaller, less seasoned companies are generally subject to greater price fluctuations, limited liquidity, higher transaction costs and higher investment risk. The equity securities of large-capitalization companies can perform differently from other segments of the equity market or the equity market as a whole and they may be less flexible in evolving markets or unable to implement changes as quickly as their smaller counterparts. Direct or indirect investments in securities of foreign issuers involve risks not ordinarily associated with exposure to securities and instruments of U.S. issuers, including differences in accounting, auditing and financial standards; less government supervision and regulation; currency risk; risks of expropriation, confiscatory taxation, political or social instability or diplomatic developments; less publicly available information; less volume in foreign markets; and increased costs of transacting in foreign markets. These risks are heightened in emerging markets.

The reinsurance industry relies on risk modeling to analyze potential risks in a single transaction and in a portfolio of transactions. The models are based on probabilistic simulations that generate thousands or millions of potential events based on historical data, scientific and meteorological principles and extensive data on current insured properties. Sponsors of reinsurance-related securities typically provide risk analytics and statistics at the time of issuance that typically include model results.

Event-linked bonds, catastrophe bonds and other reinsurance-related securities carry large uncertainties and major risk exposures to adverse conditions. If a trigger event, as defined within the terms of the bond, involves losses or other metrics exceeding a specific magnitude in the geographic region and time period specified therein, a Fund may lose a portion or all of its investment in such security. Such losses may be substantial. The reinsurance-related securities in which the Funds invest are considered “high yield” or “junk bonds.”

SHRIX and SRRIX may invest in reinsurance-related securities issued by foreign sovereigns and foreign entities that are corporations, partnerships, trusts or other types of business entities. Because the majority of reinsurance-related security issuers are domiciled outside the United States, each of SHRIX and SRRIX will normally invest significant amounts of its assets in non-U.S. entities. Accordingly, each of them may invest without limitation in securities issued by non-U.S. entities, including those in emerging market countries. Foreign issuers could be affected by factors not present in the U.S., including expropriation, confiscatory taxation, lack of uniform accounting and auditing standards, less publicly available financial and other information, potential difficulties in enforcing contractual obligations, and increased costs to enforce applicable contractual obligations outside the U.S. These risks are greater in emerging markets.

A Fund (or its subsidiaries) may obtain financing to make investments and may obtain leverage through derivative instruments that afford the Fund economic leverage. Therefore, the Funds are subject to leverage risk. Leverage magnifies a Fund’s exposure to declines in the value of one or more underlying reference instruments or creates investment risk with respect to a larger pool of assets than the Fund would otherwise have and may be considered a speculative technique. The value of an investment in a Fund will be more volatile and other risks tend to be compounded if and to the extent the Fund borrows or uses derivatives or other investments that have embedded leverage. This risk is enhanced for SHRIX and SRRIX because they invest substantially all their assets in reinsurance-related securities. Reinsurance-related securities can quickly lose all or much of their value if a triggering event occurs. Thus, to the extent assets subject to a triggering event are leveraged, the losses could substantially outweigh SHRIX’s or SRRIX’s investment and result in significant losses to the relevant Fund.

Economic, political, and issuer-specific events will cause the value of securities, and the Portfolio that owns them, to rise or fall. Because the value of your investment in a Portfolio will fluctuate, you may lose money, even over the long term. Securities of smaller companies are often less liquid than those of larger companies, and smaller companies are generally more vulnerable to adverse business or economic developments and may have more limited resources. Foreign securities prices may decline or fluctuate because of economic or political actions of foreign governments and/or less regulated or liquid securities markets and may give rise to foreign currency risk. Securities of companies that exhibit other factors such as value, momentum or quality may be riskier than securities of companies that do not exhibit those factors, and may perform differently from the market as a whole. If a Portfolio uses derivatives, such Portfolio will be directly exposed to the risks of that derivative, including the risk that the counterparty is unable or unwilling to perform its obligations. Derivatives are subject to a number of additional risks, including risks associated with liquidity, interest rates, market movements and valuation. Securities lending and similar transactions involve the risk that the counterparty may fail to return the securities in a timely manner or at all and that the value of collateral securing a securities loan or similar transaction falls.

Stone Ridge Funds	Annual Report	October 31, 2018

Shareholder Letter

The Funds and the Portfolios may invest in illiquid or restricted securities, which may be difficult or impossible to sell at a time that a Fund or a Portfolio would like, at the price that a Fund or a Portfolio believes the security is currently worth, or without significantly changing the market value of the security.

Each Fund and each Portfolio intends to qualify for treatment as a regulated investment company (“RIC”) under the Internal Revenue Code. A Fund’s and a Portfolio’s investment strategy will potentially be limited by its intention to qualify for treatment as a RIC. The tax treatment of certain of the Funds’ and certain of the Portfolios’ investments under one or more of the qualification or distribution tests applicable to RICs is not certain. An adverse determination or future guidance by the IRS might affect a Fund’s and a Portfolio’s ability to qualify for such treatment.

If, in any year, a Fund or a Portfolio were to fail to qualify for treatment as a RIC under the Internal Revenue Code for any reason, and were unable to cure such failure, the Fund or the Portfolio would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income.

For additional risks, please refer to the relevant prospectus and statement of additional information.

SHRIX and each of the Portfolios is classified as non-diversified under the 1940 Act. Accordingly, each such Fund and Portfolio may invest a greater portion of its assets in the securities of a single issuer than if it were a diversified fund, which may subject such Fund or Portfolio to a higher degree of risk associated with and developments affecting that issuer than a fund that invests more widely.

Each of the High Yield Reinsurance Fund, the U.S. VRP Funds, the International VRP Funds and the Portfolios is an open-end management investment company. Each of SRRIX and AVRPX is a closed-end management investment company.

Diversification does not assure a profit or protect against a loss in a declining market.

Each of AVRPX and SRRIX has an interval fund structure pursuant to which each Fund, subject to applicable law, conducts quarterly repurchase offers of the Fund’s outstanding shares at net asset value (“NAV”), subject to approval of the Board of Trustees. In all cases, such repurchases will be for at least 5% and not more than 25% of the relevant Fund’s outstanding shares. Repurchase offers are currently expected to be 5% for SRRIX and 10% for AVRPX. In connection with any given repurchase offer, it is possible that a Fund may offer to repurchase only the minimum amount of 5% of its outstanding shares. It is possible that a repurchase offer may be oversubscribed, with the result that shareholders may only be able to have a portion of their shares repurchased. There is no assurance that you will be able to tender your Shares when or in the amount that you desire. The Funds’ shares are not listed and the Funds do not currently intend to list their shares for trading on any national securities exchange; the shares are, therefore, not marketable, and you should consider the shares to be illiquid.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of a Fund or Portfolio may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 855-609-3680.

Standardized returns as of most recent quarter-end (09/30/18): for VRLIX 1Yr=3.63%, 5Yr=7.05%, since inception(5/1/2013)= 7.39%; for VRSIX 1Yr=6.93%, 5Yr=5.34%, since inception(5/1/2013)=6.52%; for VRFIX 1Yr=2.43%, since inception(2/11/14)= 3.34%; for VRGIX 1Yr=3.19%, since inception(11/14/2014)= 4.05%; for VRPIX 1Yr=4.56%, 5Yr=6.33%, since inception(5/22/2013)= 6.76%; for SHRIX 1Yr=8.62%, 5Yr=4.80%, since inception(2/1/2013)=5.02%; for SRRIX 1Yr=2.43%, since inception(12/9/2013)= 3.13%; for AVRPX 1Yr=-3.76%, since inception(4/2/2015)= 4.62%; for ELUSX 1Yr=18.11%, since inception (3/31/17)= 16.08%; for ELSMX 1Yr=14.18%, since inception (3/31/17)= 13.27%; for ELINX 1Yr=1.71%, since inception(4/28/17)= 7.78%; for ELISX 1Yr=0.53%, since inception (4/28/17)= 8.95%; for ELMMX 1Yr=1.13%, since inception (5/31/17)= 5.87%. As of 09/30/18, 30-day SEC yield: SHRIX 4.57%; SRRIX 0.00%. Results for the Funds and the Portfolios are annualized; all Fund and Portfolio returns reflect the reinvestment of dividends and other earnings and are net of fees and expenses. Results for the Elements Portfolios reflect waivers of all of the Portfolios’ investment management fees and partial reimbursement of expenses by the Adviser. The Adviser has contractually agreed to waive its management fee entirely through September 30, 2021 and to pay or otherwise bear operating expenses as necessary to limit total annualized expenses, other than certain excluded expenses, of the Portfolios to 0.15% (for ELUSX and ELSMX) or 0.20% (for ELINX, ELISX and ELMMX) for the period from September 28, 2018 through September 30, 2019. Fee waiver and expense reimbursement may be discontinued in whole or in part after such dates. In the absence of fee waivers and reimbursements, returns for the Portfolios would have been lower.

Standardized index returns as of most recent quarter-end (9/30/18): for Barclays Aggregate Bond Index, 1Yr = -1.22%, 5Yr=2.16%, 10Yr=3.64%.

Total Annual Fund Operating Expenses as disclosed in the most recent prospectus: for SRRIX, 2.40%; for VRPIX, 1.65%; for ELUSX, 0.52%; for ELSMX, 0.77%; for ELINX, 0.78%; for ELISX, 1.13%; for ELMMX, 1.03%. Total Annual Fund Operating Expenses before fee waiver and/or expense reimbursement/(recoupment) as disclosed in the most recent prospectus: for SHRIX, 1.81%; for VRLIX, 1.55%; for VRSIX, 1.77%; for VRFIX, 2.07%; for VRGIX, 2.05%; for AVRPX, 2.76%. Total Annual Fund Operating Expenses after fee waiver and/or expense reimbursement/(recoupment) as disclosed in the most recent prospectus: for SHRIX, 1.77%; for VRLIX, 1.57%; for VRSIX, 1.64%; for VRFIX, 1.87%; for VRGIX, 1.95%; for AVRPX, 2.78%. Please see the financial highlights section of each Fund’s and each Portfolio’s shareholder report for more recent Fund Operating Expenses.

Stone Ridge Funds	Annual Report	October 31, 2018

Shareholder Letter

Information furnished by others, upon which all or portions of the information contained herein is based, is from sources believed to be reliable. Stone Ridge makes no representation as to the accuracy, adequacy or completeness of such information and it has accepted the information without further verification.

The information provided herein should not be construed in any way as tax, capital, accounting, legal or regulatory advice. Investors should seek independent legal and financial advice, including advice as to tax consequences, before making any investment decision. Opinions expressed are subject to change at any time, and are not guaranteed and should not be considered investment advice.

The Funds’ and Portfolios’ investment objectives, risks, charges and expenses must be considered carefully before investing. The relevant prospectus contains this and other important information about the investment company. You can obtain an additional copy of the Funds’ and the Portfolios’ most recent periodic reports and certain other regulatory filings by calling 855-609-3680 or visiting www.stoneridgefunds.com for the Funds and www.elementsfunds.com for the Portfolios. The Funds’ and the Portfolios’ prospectuses, which include a statement of additional information, can be found by visiting:

Stone Ridge High Yield Reinsurance Risk Premium Fund1: Prospectus and SAI

Stone Ridge Reinsurance Risk Premium Interval Fund2: Prospectus and SAI

Stone Ridge Post-Event Reinsurance Fund2: Prospectus and SAI

Stone Ridge U.S. Large Cap Variance Risk Premium Fund, Stone Ridge U.S. Small Cap Variance Risk Premium Fund, Stone Ridge U.S. Variance Risk Premium Master Fund, Stone Ridge International Developed Markets Variance Risk Premium Fund, and Stone Ridge Global Equity Variance Risk Premium Master Fund1: Prospectus and SAI

Stone Ridge All Asset Variance Risk Premium Fund2: Prospectus and SAI

Elements Portfolios1: Prospectus and SAI

1Open-end fund, 2Closed-end interval fund

The prospectuses should be read carefully before investing.

The Stone Ridge Funds and the Portfolios are distributed by ALPS Distributors, Inc. SRG000768. Exp 1/1/2020.

Stone Ridge Funds	Annual Report	October 31, 2018

ALLOCATION OF PORTFOLIO HOLDINGS AT OCTOBER 31, 2018 (Unaudited)

STONE RIDGE ALL ASSET VARIANCE RISK PREMIUM FUND PORTFOLIO ALLOCATION BY ASSET TYPE

Purchased Options	$120,881,197	9.2%

Short-Term Investments	1,503,345,059	113.9%

Liabilities in Excess of Other Assets(1)	(304,382,283)	(23.1)%
	$1,319,843,973

(1)	Cash, cash equivalents and other assets less liabilities.

FUND PERFORMANCE DATA (Unaudited)

Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In the absence of fee waivers and reimbursements, returns for the Fund would have been lower. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

The Intercontinental Exchange (ICE) Bank of America (BofA) Merrill Lynch 3-Month U.S. Treasury Bill Index is an index of short-term U.S. Government securities with a remaining term to final maturity of less than three months. Index figures do not reflect any deduction of fees, taxes or expenses, and are not available for investment.

AVERAGE ANNUAL TOTAL RETURNS (FOR PERIODS ENDED OCTOBER 31, 2018)
	1-Year Period (10/31/18)	Since Inception (4/2/15)
Stone Ridge All Asset Variance Risk Premium Fund	-7.62%	3.86%
ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	1.68%	0.76%

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

The Stone Ridge All Asset Variance Risk Premium Fund is designed to capture the returns of the variance risk premium across equities, credit, foreign exchange, interest rates, commodities, volatility, and other asset classes. For the 12 months ended October 31, 2018, the Fund’s total return was -7.62%. The Fund’s performance is almost entirely based on derivatives. Performance is materially affected by one primary factor: exposure to the variance risk premium, which exists when the net premiums received by a seller of options and other derivatives, such as the Fund, exceed the net losses suffered on the resulting portfolio of derivative positions and hedges. The Fund’s performance is positively impacted by a positive variance risk premium. The variance risk premium is generally more likely to be positive during periods in which the “realized volatility” – the volatility actually experienced – is lower than the “implied volatility” – the expected level of volatility implied by an option’s price. The Fund’s exposures span many asset classes, creating breadth of exposure, and so gains and losses are not strongly concentrated in a small number of asset classes and are generally distributed among the various asset classes. Periods of negative performance for the Fund, such as the most recently completed fiscal year, correspond to periods when the combination of variance risk premium exposure and hedges is negative. This year, there were periods of the year when realized volatility was significantly higher than the implied volatility at which options were sold. This affected different asset classes at different times, including the equity asset class (e.g. in February when the Cboe Volatility Index had its largest increase ever when it went from 17.3 on 2/2/2018 to 37.3 on 2/5/2018), the agriculture asset class (as discussion of tariffs with China unfolded), and the foreign exchange asset class (particularly in emerging markets).

The accompanying Notes to the Consolidated Financial Statements are an integral part of these Consolidated Financial Statements.

Stone Ridge Funds	Annual Report	October 31, 2018

Consolidated Schedule of Investments	as of October 31, 2018

STONE RIDGE ALL ASSET VARIANCE RISK PREMIUM FUND

		NUMBER OF CONTRACTS	NOTIONAL AMOUNT USD	FAIR VALUE
PURCHASED OPTIONS - 9.2%
Call Options - 0.3%
CBOE Volatility Index, Expires: 11/21/2018, Strike Price: $15.00		3,580	$7,600,340	$1,933,200
CBOE Volatility Index, Expires: 11/21/2018, Strike Price: $17.00		575	1,220,725	218,500
CBOE Volatility Index, Expires: 11/21/2018, Strike Price: $18.00		260	551,980	83,200
CBOE Volatility Index, Expires: 11/21/2018, Strike Price: $19.00		640	1,358,720	171,200
CBOE Volatility Index, Expires: 12/19/2018, Strike Price: $18.00		555	1,178,265	183,150
CBOE Volatility Index, Expires: 12/19/2018, Strike Price: $19.00		2,102	4,462,546	604,325
CBOE Volatility Index, Expires: 12/19/2018, Strike Price: $20.00		952	2,021,096	238,000

				3,431,575

Put Options - 6.3%
NASDAQ 100 Stock Index, Expires: 12/21/2018, Strike Price: $7,500.00		80	55,736,800	4,684,800
Russell 2000 Index, Expires: 12/21/2018, Strike Price: $1,700.00		1,400	211,597,400	26,614,000
S&P 500 Index, Expires: 12/21/2018, Strike Price: $2,900.00		2,600	705,052,400	52,169,000

				83,467,800

	COUNTERPARTY (a)	NOTIONAL AMOUNT	NOTIONAL AMOUNT USD	FAIR VALUE
OTC Call Options - 1.5%
Brazilian Real, Expires: 11/29/2018, Strike Price: $4.06	A	100,000,000	100,000,000	146,800
Brazilian Real, Expires: 12/04/2018, Strike Price: $4.00	A	300,000,000	300,000,000	894,000
Brazilian Real, Expires: 12/21/2018, Strike Price: $4.05	A	500,000,000	500,000,000	1,898,000
Mexican Peso, Expires: 11/27/2018, Strike Price: $21.75	B	300,000,000	300,000,000	977,100
Mexican Peso, Expires: 11/28/2018, Strike Price: $20.00	B	300,000,000	300,000,000	8,405,400
Mexican Peso, Expires: 11/28/2018, Strike Price: $22.00	B	300,000,000	300,000,000	770,700
Mexican Peso, Expires: 11/30/2018, Strike Price: $20.80	B	400,000,000	400,000,000	4,666,800
South African Rand, Expires: 11/07/2018, Strike Price: $14.70	B	100,000,000	100,000,000	1,259,600
South African Rand, Expires: 11/21/2018, Strike Price: $15.80	A	100,000,000	100,000,000	294,000
South Korean Won, Expires: 12/07/2018, Strike Price: $1,185.00	A	100,000,000	100,000,000	222,800
Swedish Krona, Expires: 11/02/2018, Strike Price: EUR 10.48	B	100,000,000	113,264,393	7,023
Turkish Lira, Expires: 11/05/2018, Strike Price: $5.85	B	70,000,000	70,000,000	67,270

				19,609,493

OTC Put Options - 0.1%
Brazilian Real, Expires: 11/09/2018, Strike Price: $3.55	A	150,000,000	150,000,000	54,300
Brazilian Real, Expires: 11/27/2018, Strike Price: $3.35	A	300,000,000	300,000,000	11,400
Mexican Peso, Expires: 11/06/2018, Strike Price: $19.25	B	100,000,000	100,000,000	3,800
Mexican Peso, Expires: 11/20/2018, Strike Price: $19.50	B	100,000,000	100,000,000	197,100
Mexican Peso, Expires: 11/21/2018, Strike Price: $18.50	B	200,000,000	200,000,000	11,200
Mexican Peso, Expires: 12/27/2018, Strike Price: $18.75	B	200,000,000	200,000,000	270,600
Polish Zloty, Expires: 11/28/2018, Strike Price: EUR 4.10	B	150,000,000	169,896,590	1,359
Russian Ruble, Expires: 12/06/2018, Strike Price: $60.00	A	300,000,000	300,000,000	31,500
South African Rand, Expires: 11/07/2018, Strike Price: $14.00	B	100,000,000	100,000,000	14,800
South African Rand, Expires: 11/29/2018, Strike Price: $13.90	A	150,000,000	150,000,000	270,000
Taiwan New Dollar, Expires: 12/24/2018, Strike Price: $30.30	A	40,000,000	40,000,000	79,320

				945,379

Payer Swaptions - 1.0%
CDX.HY, (5.000%), Quarterly, Expires: 11/21/2018, Strike Price: $100.00	A	2,000,000,000	2,000,000,000	944,000
CDX.HY, (5.000%), Quarterly, Expires: 11/21/2018, Strike Price: $100.00	C	500,000,000	500,000,000	236,000
CDX.HY, (5.000%), Quarterly, Expires: 11/21/2018, Strike Price: $102.00	B	200,000,000	200,000,000	113,200
CDX.HY, (5.000%), Quarterly, Expires: 11/21/2018, Strike Price: $102.50	B	300,000,000	300,000,000	300,900
CDX.HY, (5.000%), Quarterly, Expires: 11/21/2018, Strike Price: $105.50	D	500,000,000	500,000,000	4,109,500
CDX.HY, (5.000%), Quarterly, Expires: 11/21/2018, Strike Price: $106.00	D	200,000,000	200,000,000	2,271,600
CDX.HY, (5.000%), Quarterly, Expires: 12/19/2018, Strike Price: $100.00	A	1,000,000,000	1,000,000,000	1,828,000
CDX.IG, (1.000%), Quarterly, Expires: 11/21/2018, Strike Price: $65.00	B	750,000,000	750,000,000	1,981,500

The accompanying Notes to the Consolidated Financial Statements are an integral part of these Consolidated Financial Statements.	(Continued)

Stone Ridge Funds	Annual Report	October 31, 2018

Consolidated Schedule of Investments	as of October 31, 2018

STONE RIDGE ALL ASSET VARIANCE RISK PREMIUM FUND

	COUNTERPARTY (a)	NOTIONAL AMOUNT	NOTIONAL AMOUNT USD	FAIR VALUE
Payer Swaptions - 1.0% (continued)
CDX.IG, (1.000%), Quarterly, Expires: 11/21/2018, Strike Price: $80.00	B	750,000,000	$750,000,000	$275,250
CDX.IG, (1.000%), Quarterly, Expires: 12/19/2018, Strike Price: $85.00	D	1,000,000,000	1,000,000,000	760,000
CDX.IG, (1.000%), Quarterly, Expires: 12/19/2018, Strike Price: $90.00	B	1,000,000,000	1,000,000,000	607,000

				13,426,950

TOTAL PURCHASED OPTIONS (Cost $60,913,759)				120,881,197

			SHARES	FAIR VALUE
SHORT-TERM INVESTMENTS - 113.9%
Money Market Funds - 16.8%
Fidelity Institutional Money Market Funds - Government Portfolio - Institutional Class - 2.060% (b)			32,027,391	32,027,391
First American Government Obligations Fund - Class X - 2.082% (b)			47,386,786	47,386,786
First American Treasury Obligations Fund - Class X - 2.112% (b)			47,386,786	47,386,786
Morgan Stanley Institutional Liquidity Funds - Government Portfolio - Institutional Class - 2.047% (b)			47,386,785	47,386,785
Short-Term Investments Trust - Treasury Portfolio - Institutional Class - 2.092% (b)			47,386,786	47,386,785

				221,574,533

			PRINCIPAL AMOUNT	FAIR VALUE
U.S. Treasury Bills - 97.1%
1.685%, 11/08/2018 (c)(d)			$132,000,000	$131,957,812
1.719%, 12/06/2018 (c)(d)			210,000,000	209,658,386
1.787%, 01/03/2019 (c)(d)			291,000,000	289,876,467
2.218%, 03/28/2019 (c)(d)			90,000,000	89,136,834
2.261%, 04/25/2019 (c)(d)			36,000,000	35,580,438
2.306%, 05/23/2019 (c)(d)			25,000,000	24,655,675
2.407%, 07/18/2019 (c)(d)			97,000,000	95,260,581
2.477%, 08/15/2019 (c)(d)			274,500,000	268,974,353
2.590%, 09/12/2019 (c)(d)			45,000,000	44,001,844
2.651%, 10/10/2019 (c)(d)			95,000,000	92,668,136

				1,281,770,526

TOTAL SHORT-TERM INVESTMENTS (Cost $1,504,158,221)				1,503,345,059

TOTAL INVESTMENTS (Cost $1,565,071,980) - 123.1%				1,624,226,256

LIABILITIES IN EXCESS OF OTHER ASSETS - (23.1)%				(304,382,283)

TOTAL NET ASSETS - 100.0%				$1,319,843,973

Percentages are stated as a percent of net assets.

(a)	See Note 2.
(b)	Rate shown is the 7-day effective yield.
(c)	All or a portion of this security is held as collateral for derivative contracts.
(d)	Rate shown is the effective yield based on purchase price. The calculation assumes the security is held to maturity.

The accompanying Notes to the Consolidated Financial Statements are an integral part of these Consolidated Financial Statements.	(Continued)

Stone Ridge Funds	Annual Report	October 31, 2018

Consolidated Schedule of Investments	as of October 31, 2018

STONE RIDGE ALL ASSET VARIANCE RISK PREMIUM FUND

Written Options

DESCRIPTION	NUMBER OF CONTRACTS	NOTIONAL AMOUNT USD	FAIR VALUE
CALL OPTIONS
Australian Dollar Future, December 2018 Settlement, Expires 11/09/2018, Strike Price $71.00	125	$8,846,250	$38,750
Australian Dollar Future, December 2018 Settlement, Expires 11/09/2018, Strike Price $71.50	367	25,972,590	55,050
Australian Dollar Future, December 2018 Settlement, Expires 11/09/2018, Strike Price $72.00	425	30,077,250	29,750
Australian Dollar Future, December 2018 Settlement, Expires 11/09/2018, Strike Price $72.50	428	30,289,560	12,840
Australian Dollar Future, December 2018 Settlement, Expires 11/09/2018, Strike Price $73.00	477	33,757,290	7,155
Australian Dollar Future, December 2018 Settlement, Expires 11/09/2018, Strike Price $73.50	319	22,575,630	1,595
Australian Dollar Future, December 2018 Settlement, Expires 11/09/2018, Strike Price $74.00	242	17,126,340	1,210
Australian Dollar Future, December 2018 Settlement, Expires 11/09/2018, Strike Price $74.50	140	9,907,800	700
Australian Dollar Future, December 2018 Settlement, Expires 11/09/2018, Strike Price $75.00	50	3,538,500	250
Australian Dollar Future, December 2018 Settlement, Expires 12/07/2018, Strike Price $71.00	39	2,760,030	26,520
Australian Dollar Future, December 2018 Settlement, Expires 12/07/2018, Strike Price $71.50	137	9,695,490	64,390
Australian Dollar Future, December 2018 Settlement, Expires 12/07/2018, Strike Price $72.00	400	28,308,000	124,000
Australian Dollar Future, December 2018 Settlement, Expires 12/07/2018, Strike Price $72.50	245	17,338,650	49,000
Australian Dollar Future, December 2018 Settlement, Expires 12/07/2018, Strike Price $73.00	126	8,917,020	16,380
Australian Dollar Future, December 2018 Settlement, Expires 12/07/2018, Strike Price $73.50	125	8,846,250	10,000
Australian Dollar Future, December 2018 Settlement, Expires 12/07/2018, Strike Price $74.00	150	10,615,500	7,500
Australian Dollar Future, March 2019 Settlement, Expires 01/04/2019, Strike Price $73.00	50	3,543,500	14,500
Australian Dollar Future, March 2019 Settlement, Expires 01/04/2019, Strike Price $73.50	50	3,543,500	10,000
British Pound Future, December 2018 Settlement, Expires 11/09/2018, Strike Price $131.00	162	12,955,950	7,087
British Pound Future, December 2018 Settlement, Expires 11/09/2018, Strike Price $131.50	458	36,628,550	14,312
British Pound Future, December 2018 Settlement, Expires 11/09/2018, Strike Price $132.00	528	42,226,800	9,900
British Pound Future, December 2018 Settlement, Expires 11/09/2018, Strike Price $132.50	600	47,985,000	7,500
British Pound Future, December 2018 Settlement, Expires 11/09/2018, Strike Price $133.00	447	35,748,825	5,587
British Pound Future, December 2018 Settlement, Expires 11/09/2018, Strike Price $133.50	345	27,591,375	2,156
British Pound Future, December 2018 Settlement, Expires 11/09/2018, Strike Price $134.00	435	34,789,125	2,719
British Pound Future, December 2018 Settlement, Expires 11/09/2018, Strike Price $134.50	405	32,389,875	2,531
British Pound Future, December 2018 Settlement, Expires 11/09/2018, Strike Price $135.00	204	16,314,900	1,275
British Pound Future, December 2018 Settlement, Expires 11/09/2018, Strike Price $135.50	100	7,997,500	625
British Pound Future, December 2018 Settlement, Expires 12/07/2018, Strike Price $132.00	20	1,599,500	4,000
British Pound Future, December 2018 Settlement, Expires 12/07/2018, Strike Price $132.50	54	4,318,650	8,775
British Pound Future, December 2018 Settlement, Expires 12/07/2018, Strike Price $133.00	195	15,595,125	25,594
British Pound Future, December 2018 Settlement, Expires 12/07/2018, Strike Price $133.50	270	21,593,250	28,687
British Pound Future, December 2018 Settlement, Expires 12/07/2018, Strike Price $134.00	150	11,996,250	13,125
British Pound Future, December 2018 Settlement, Expires 12/07/2018, Strike Price $134.50	25	1,999,375	1,719
Canadian Dollar Future, December 2018 Settlement, Expires 11/09/2018, Strike Price $76.50	202	15,352,000	34,340
Canadian Dollar Future, December 2018 Settlement, Expires 11/09/2018, Strike Price $77.00	475	36,100,000	33,250
Canadian Dollar Future, December 2018 Settlement, Expires 11/09/2018, Strike Price $77.50	575	43,700,000	17,250
Canadian Dollar Future, December 2018 Settlement, Expires 11/09/2018, Strike Price $78.00	600	45,600,000	6,000
Canadian Dollar Future, December 2018 Settlement, Expires 11/09/2018, Strike Price $78.50	459	34,884,000	2,295
Canadian Dollar Future, December 2018 Settlement, Expires 11/09/2018, Strike Price $79.00	150	11,400,000	750
Canadian Dollar Future, December 2018 Settlement, Expires 12/07/2018, Strike Price $77.00	200	15,200,000	56,000
Canadian Dollar Future, December 2018 Settlement, Expires 12/07/2018, Strike Price $77.50	409	31,084,000	69,530
Canadian Dollar Future, December 2018 Settlement, Expires 12/07/2018, Strike Price $78.00	391	29,716,000	39,100
Canadian Dollar Future, December 2018 Settlement, Expires 12/07/2018, Strike Price $78.50	345	26,220,000	20,700
Canadian Dollar Future, December 2018 Settlement, Expires 12/07/2018, Strike Price $79.00	200	15,200,000	8,000
Canadian Dollar Future, December 2018 Settlement, Expires 12/07/2018, Strike Price $79.50	50	3,800,000	1,000
Canadian Dollar Future, March 2019 Settlement, Expires 01/04/2019, Strike Price $77.50	50	3,806,000	17,500
Canadian Dollar Future, March 2019 Settlement, Expires 01/04/2019, Strike Price $78.00	75	5,709,000	18,000
Canadian Dollar Future, March 2019 Settlement, Expires 01/04/2019, Strike Price $78.50	50	3,806,000	8,000
CBOE Volatility Index, Expires 11/21/2018, Strike Price $20.00	9,440	20,041,120	2,124,000
CBOE Volatility Index, Expires 11/21/2018, Strike Price $21.00	3,500	7,430,500	665,000
CBOE Volatility Index, Expires 11/21/2018, Strike Price $22.00	115	244,145	18,400
CBOE Volatility Index, Expires 11/21/2018, Strike Price $23.00	200	424,600	27,000
CBOE Volatility Index, Expires 11/21/2018, Strike Price $24.00	500	1,061,500	57,500
CBOE Volatility Index, Expires 11/21/2018, Strike Price $25.00	3,560	7,557,880	356,000

The accompanying Notes to the Consolidated Financial Statements are an integral part of these Consolidated Financial Statements.	(Continued)

Stone Ridge Funds	Annual Report	October 31, 2018

Consolidated Schedule of Investments	as of October 31, 2018

STONE RIDGE ALL ASSET VARIANCE RISK PREMIUM FUND

DESCRIPTION	NUMBER OF CONTRACTS	NOTIONAL AMOUNT USD	FAIR VALUE
CBOE Volatility Index, Expires 11/21/2018, Strike Price $26.00	4,800	$10,190,400	$420,000
CBOE Volatility Index, Expires 11/21/2018, Strike Price $27.00	1,800	3,821,400	135,000
CBOE Volatility Index, Expires 11/21/2018, Strike Price $28.00	1,475	3,131,425	95,875
CBOE Volatility Index, Expires 11/21/2018, Strike Price $29.00	1,300	2,759,900	74,750
CBOE Volatility Index, Expires 11/21/2018, Strike Price $30.00	5,150	10,933,450	257,500
CBOE Volatility Index, Expires 11/21/2018, Strike Price $32.50	300	636,900	11,250
CBOE Volatility Index, Expires 12/19/2018, Strike Price $17.00	500	1,061,500	190,000
CBOE Volatility Index, Expires 12/19/2018, Strike Price $21.00	1,000	2,123,000	220,000
CBOE Volatility Index, Expires 12/19/2018, Strike Price $22.00	2,425	5,148,275	466,813
CBOE Volatility Index, Expires 12/19/2018, Strike Price $24.00	1,000	2,123,000	150,000
CBOE Volatility Index, Expires 12/19/2018, Strike Price $25.00	250	530,750	33,750
CBOE Volatility Index, Expires 12/19/2018, Strike Price $27.00	5,000	10,615,000	525,000
CBOE Volatility Index, Expires 12/19/2018, Strike Price $28.00	1,000	2,123,000	95,000
CBOE Volatility Index, Expires 12/19/2018, Strike Price $35.00	2,000	4,246,000	100,000
Cocoa Future, December 2018 Settlement, Expires 11/02/2018, Strike Price $2,200.00	3	67,020	1,410
Cocoa Future, December 2018 Settlement, Expires 11/02/2018, Strike Price $2,250.00	28	625,520	5,880
Cocoa Future, December 2018 Settlement, Expires 11/02/2018, Strike Price $2,300.00	418	9,338,120	37,620
Cocoa Future, December 2018 Settlement, Expires 11/02/2018, Strike Price $2,350.00	479	10,700,860	14,370
Cocoa Future, December 2018 Settlement, Expires 11/02/2018, Strike Price $2,400.00	104	2,323,360	1,040
Cocoa Future, December 2018 Settlement, Expires 11/02/2018, Strike Price $2,450.00	100	2,234,000	1,000
Cocoa Future, December 2018 Settlement, Expires 11/02/2018, Strike Price $2,500.00	150	3,351,000	1,500
Cocoa Future, December 2018 Settlement, Expires 11/30/2018, Strike Price GBP 1,650.00	800	17,332,396	818,048
Cocoa Future, December 2018 Settlement, Expires 11/30/2018, Strike Price GBP 1,850.00	100	2,166,549	20,451
Cocoa Future, March 2019 Settlement, Expires 12/07/2018, Strike Price $2,200.00	125	2,816,250	147,500
Coffee ‘C’ Future, December 2018 Settlement, Expires 11/09/2018, Strike Price $100.00	24	1,014,300	114,750
Coffee ‘C’ Future, December 2018 Settlement, Expires 11/09/2018, Strike Price $105.00	125	5,282,813	371,250
Coffee ‘C’ Future, December 2018 Settlement, Expires 11/09/2018, Strike Price $107.50	465	19,652,063	993,937
Coffee ‘C’ Future, December 2018 Settlement, Expires 11/09/2018, Strike Price $110.00	275	11,622,188	388,781
Coffee ‘C’ Future, December 2018 Settlement, Expires 11/09/2018, Strike Price $112.50	100	4,226,250	84,375
Coffee ‘C’ Future, December 2018 Settlement, Expires 11/09/2018, Strike Price $115.00	130	5,494,125	60,938
Coffee ‘C’ Future, December 2018 Settlement, Expires 11/09/2018, Strike Price $120.00	6	253,575	833
Coffee ‘C’ Future, December 2018 Settlement, Expires 11/09/2018, Strike Price $122.50	104	4,395,300	8,190
Coffee ‘C’ Future, December 2018 Settlement, Expires 11/09/2018, Strike Price $125.00	200	8,452,500	9,750
Coffee ‘C’ Future, December 2018 Settlement, Expires 11/09/2018, Strike Price $130.00	801	33,852,263	15,019
Coffee ‘C’ Future, March 2019 Settlement, Expires 12/14/2018, Strike Price $130.00	150	6,550,313	57,937
Coffee ‘C’ Future, March 2019 Settlement, Expires 01/11/2019, Strike Price $120.00	171	7,467,356	280,751
Coffee Robusta Future, January 2019 Settlement, Expires 12/19/2018, Strike Price $1,550.00	100	1,675,000	133,000
Coffee Robusta Future, January 2019 Settlement, Expires 12/19/2018, Strike Price $1,600.00	100	1,675,000	92,000
Coffee Robusta Future, January 2019 Settlement, Expires 12/19/2018, Strike Price $1,650.00	200	3,350,000	122,000
Coffee Robusta Future, January 2019 Settlement, Expires 12/19/2018, Strike Price $1,800.00	200	3,350,000	26,000
Corn Future, December 2018 Settlement, Expires 11/09/2018, Strike Price $375.00	200	3,632,500	12,992
Corn Future, December 2018 Settlement, Expires 11/09/2018, Strike Price $385.00	100	1,816,250	1,875
Corn Future, December 2018 Settlement, Expires 11/23/2018, Strike Price $350.00	302	5,485,075	220,837
Corn Future, December 2018 Settlement, Expires 11/23/2018, Strike Price $355.00	141	2,560,913	75,787
Corn Future, December 2018 Settlement, Expires 11/23/2018, Strike Price $360.00	737	13,385,763	280,981
Corn Future, December 2018 Settlement, Expires 11/23/2018, Strike Price $365.00	1,078	19,579,175	282,975
Corn Future, December 2018 Settlement, Expires 11/23/2018, Strike Price $370.00	1,550	28,151,875	271,250
Corn Future, December 2018 Settlement, Expires 11/23/2018, Strike Price $375.00	1,500	27,243,750	168,750
Corn Future, December 2018 Settlement, Expires 11/23/2018, Strike Price $380.00	1,498	27,207,425	102,987
Corn Future, December 2018 Settlement, Expires 11/23/2018, Strike Price $385.00	1,110	20,160,375	48,562
Corn Future, December 2018 Settlement, Expires 11/23/2018, Strike Price $390.00	1,139	20,687,088	35,594
Corn Future, December 2018 Settlement, Expires 11/23/2018, Strike Price $395.00	833	15,129,363	15,619
Corn Future, December 2018 Settlement, Expires 11/23/2018, Strike Price $400.00	102	1,852,575	1,275
Corn Future, March 2019 Settlement, Expires 12/21/2018, Strike Price $380.00	150	2,818,125	48,967
Corn Future, March 2019 Settlement, Expires 12/21/2018, Strike Price $385.00	265	4,978,688	62,937
Corn Future, March 2019 Settlement, Expires 12/21/2018, Strike Price $390.00	425	7,984,688	74,375
Corn Future, March 2019 Settlement, Expires 12/21/2018, Strike Price $395.00	525	9,863,438	65,625
Corn Future, March 2019 Settlement, Expires 12/21/2018, Strike Price $400.00	300	5,636,250	28,125

The accompanying Notes to the Consolidated Financial Statements are an integral part of these Consolidated Financial Statements.	(Continued)

Stone Ridge Funds	Annual Report	October 31, 2018

Consolidated Schedule of Investments	as of October 31, 2018

STONE RIDGE ALL ASSET VARIANCE RISK PREMIUM FUND

DESCRIPTION	NUMBER OF CONTRACTS	NOTIONAL AMOUNT USD	FAIR VALUE
Corn Future, March 2019 Settlement, Expires 12/21/2018, Strike Price $405.00	50	$939,375	$3,437
Cotton Future, December 2018 Settlement, Expires 11/09/2018, Strike Price $77.00	100	3,843,000	47,500
Cotton Future, December 2018 Settlement, Expires 11/09/2018, Strike Price $79.00	100	3,843,000	16,500
Cotton Future, December 2018 Settlement, Expires 11/09/2018, Strike Price $80.00	75	2,882,250	7,500
Cotton Future, December 2018 Settlement, Expires 11/09/2018, Strike Price $82.00	575	22,097,250	20,125
Cotton Future, December 2018 Settlement, Expires 11/09/2018, Strike Price $83.00	250	9,607,500	6,250
Cotton Future, December 2018 Settlement, Expires 11/09/2018, Strike Price $84.00	82	3,151,260	1,230
Cotton Future, December 2018 Settlement, Expires 11/09/2018, Strike Price $85.00	333	12,797,190	3,330
Cotton Future, December 2018 Settlement, Expires 11/09/2018, Strike Price $86.00	114	4,381,020	570
Cotton Future, December 2018 Settlement, Expires 11/09/2018, Strike Price $87.00	185	7,109,550	925
Cotton Future, December 2018 Settlement, Expires 11/09/2018, Strike Price $88.00	222	8,531,460	1,110
Cotton Future, December 2018 Settlement, Expires 11/09/2018, Strike Price $90.00	78	2,997,540	390
Crude Oil Future, December 2018 Settlement, Expires 11/14/2018, Strike Price $69.00	56	3,657,360	15,680
Crude Oil Future, December 2018 Settlement, Expires 11/14/2018, Strike Price $69.50	214	13,976,340	47,080
Crude Oil Future, December 2018 Settlement, Expires 11/14/2018, Strike Price $70.00	217	14,172,270	39,060
Crude Oil Future, December 2018 Settlement, Expires 11/14/2018, Strike Price $70.50	253	16,523,430	35,420
Crude Oil Future, December 2018 Settlement, Expires 11/14/2018, Strike Price $71.00	250	16,327,500	27,500
Crude Oil Future, December 2018 Settlement, Expires 11/14/2018, Strike Price $71.50	398	25,993,380	35,820
Crude Oil Future, December 2018 Settlement, Expires 11/14/2018, Strike Price $72.00	472	30,826,320	33,040
Crude Oil Future, December 2018 Settlement, Expires 11/14/2018, Strike Price $72.50	471	30,761,010	23,550
Crude Oil Future, December 2018 Settlement, Expires 11/14/2018, Strike Price $73.00	472	30,826,320	18,880
Crude Oil Future, December 2018 Settlement, Expires 11/14/2018, Strike Price $73.50	483	31,544,730	19,320
Crude Oil Future, December 2018 Settlement, Expires 11/14/2018, Strike Price $74.00	166	10,841,460	4,980
Crude Oil Future, December 2018 Settlement, Expires 11/14/2018, Strike Price $74.50	66	4,310,460	1,980
Crude Oil Future, December 2018 Settlement, Expires 11/14/2018, Strike Price $75.00	22	1,436,820	440
Crude Oil Future, December 2018 Settlement, Expires 11/14/2018, Strike Price $75.50	39	2,547,090	780
Crude Oil Future, January 2019 Settlement, Expires 12/14/2018, Strike Price $70.50	150	9,816,000	108,000
Crude Oil Future, January 2019 Settlement, Expires 12/14/2018, Strike Price $71.00	325	21,268,000	204,750
Crude Oil Future, January 2019 Settlement, Expires 12/14/2018, Strike Price $71.50	351	22,969,440	193,050
Crude Oil Future, January 2019 Settlement, Expires 12/14/2018, Strike Price $72.00	400	26,176,000	192,000
Crude Oil Future, January 2019 Settlement, Expires 12/14/2018, Strike Price $72.50	431	28,204,640	181,020
Crude Oil Future, January 2019 Settlement, Expires 12/14/2018, Strike Price $73.00	375	24,540,000	138,750
Crude Oil Future, January 2019 Settlement, Expires 12/14/2018, Strike Price $73.50	375	24,540,000	120,000
Crude Oil Future, January 2019 Settlement, Expires 12/14/2018, Strike Price $74.00	325	21,268,000	91,000
Crude Oil Future, January 2019 Settlement, Expires 12/14/2018, Strike Price $74.50	325	21,268,000	81,250
Crude Oil Future, January 2019 Settlement, Expires 12/14/2018, Strike Price $75.00	351	22,969,440	77,220
Crude Oil Future, January 2019 Settlement, Expires 12/14/2018, Strike Price $75.50	150	9,816,000	28,500
Crude Oil Future, January 2019 Settlement, Expires 12/14/2018, Strike Price $76.00	25	1,636,000	4,250
Euro FX Future, December 2018 Settlement, Expires 11/09/2018, Strike Price $1.155	115	16,387,500	11,500
Euro FX Future, December 2018 Settlement, Expires 11/09/2018, Strike Price $1.160	591	84,217,500	33,244
Euro FX Future, December 2018 Settlement, Expires 11/09/2018, Strike Price $1.165	461	65,692,500	17,288
Euro FX Future, December 2018 Settlement, Expires 11/09/2018, Strike Price $1.170	570	81,225,000	10,688
Euro FX Future, December 2018 Settlement, Expires 11/09/2018, Strike Price $1.175	336	47,880,000	4,200
Euro FX Future, December 2018 Settlement, Expires 11/09/2018, Strike Price $1.180	319	45,457,500	1,994
Euro FX Future, December 2018 Settlement, Expires 11/09/2018, Strike Price $1.185	258	36,765,000	1,613
Euro FX Future, December 2018 Settlement, Expires 11/09/2018, Strike Price $1.190	253	36,052,500	1,581
Euro FX Future, December 2018 Settlement, Expires 11/09/2018, Strike Price $1.195	301	42,892,500	1,881
Euro FX Future, December 2018 Settlement, Expires 12/07/2018, Strike Price $1.205	24	3,420,000	450
Gold Future, December 2018 Settlement, Expires 11/27/2018, Strike Price $1,200.00	34	4,131,000	74,460
Gold Future, December 2018 Settlement, Expires 11/27/2018, Strike Price $1,205.00	59	7,168,500	110,330
Gold Future, December 2018 Settlement, Expires 11/27/2018, Strike Price $1,210.00	59	7,168,500	93,220
Gold Future, December 2018 Settlement, Expires 11/27/2018, Strike Price $1,215.00	70	8,505,000	93,100
Gold Future, December 2018 Settlement, Expires 11/27/2018, Strike Price $1,220.00	55	6,682,500	61,050
Gold Future, December 2018 Settlement, Expires 11/27/2018, Strike Price $1,225.00	213	25,879,500	198,090
Gold Future, December 2018 Settlement, Expires 11/27/2018, Strike Price $1,230.00	225	27,337,500	179,751
Gold Future, December 2018 Settlement, Expires 11/27/2018, Strike Price $1,235.00	229	27,823,500	148,850
Gold Future, December 2018 Settlement, Expires 11/27/2018, Strike Price $1,240.00	425	51,637,500	229,500
Gold Future, December 2018 Settlement, Expires 11/27/2018, Strike Price $1,245.00	500	60,750,000	225,000

The accompanying Notes to the Consolidated Financial Statements are an integral part of these Consolidated Financial Statements.	(Continued)

Stone Ridge Funds	Annual Report	October 31, 2018

Consolidated Schedule of Investments	as of October 31, 2018

STONE RIDGE ALL ASSET VARIANCE RISK PREMIUM FUND

DESCRIPTION	NUMBER OF CONTRACTS	NOTIONAL AMOUNT USD	FAIR VALUE
Gold Future, December 2018 Settlement, Expires 11/27/2018, Strike Price $1,250.00	453	$55,039,500	$172,140
Gold Future, December 2018 Settlement, Expires 11/27/2018, Strike Price $1,255.00	561	68,161,500	179,520
Gold Future, December 2018 Settlement, Expires 11/27/2018, Strike Price $1,260.00	463	56,254,500	125,010
Gold Future, December 2018 Settlement, Expires 11/27/2018, Strike Price $1,265.00	388	47,142,000	89,240
Gold Future, December 2018 Settlement, Expires 11/27/2018, Strike Price $1,270.00	363	44,104,500	72,600
Gold Future, December 2018 Settlement, Expires 11/27/2018, Strike Price $1,275.00	200	24,300,000	34,000
Gold Future, December 2018 Settlement, Expires 11/27/2018, Strike Price $1,280.00	75	9,112,500	10,500
Gold Future, December 2018 Settlement, Expires 11/27/2018, Strike Price $1,285.00	25	3,037,500	3,000
Gold Future, December 2018 Settlement, Expires 11/27/2018, Strike Price $1,290.00	25	3,037,500	2,750
Gold Future, February 2019 Settlement, Expires 12/26/2018, Strike Price $1,245.00	100	12,208,000	107,000
Gold Future, February 2019 Settlement, Expires 12/26/2018, Strike Price $1,280.00	25	3,052,000	11,750
HG Copper Future, December 2018 Settlement, Expires 11/27/2018, Strike Price $269.00	100	6,647,500	107,500
HG Copper Future, December 2018 Settlement, Expires 11/27/2018, Strike Price $275.00	223	14,823,925	133,800
HG Copper Future, December 2018 Settlement, Expires 11/27/2018, Strike Price $280.00	400	26,590,000	150,000
HG Copper Future, December 2018 Settlement, Expires 11/27/2018, Strike Price $285.00	290	19,277,750	68,875
HG Copper Future, December 2018 Settlement, Expires 11/27/2018, Strike Price $300.00	250	16,618,750	18,750
HG Copper Future, December 2018 Settlement, Expires 11/27/2018, Strike Price $310.00	190	12,630,250	7,125
HG Copper Future, December 2018 Settlement, Expires 11/27/2018, Strike Price $315.00	70	4,653,250	1,750
HG Copper Future, March 2019 Settlement, Expires 01/28/2019, Strike Price $300.00	100	6,695,000	51,028
Japanese Yen Future, December 2018 Settlement, Expires 11/09/2018, Strike Price $88.50	81	8,986,950	57,712
Japanese Yen Future, December 2018 Settlement, Expires 11/09/2018, Strike Price $89.00	150	16,642,500	61,875
Japanese Yen Future, December 2018 Settlement, Expires 11/09/2018, Strike Price $89.50	175	19,416,250	41,562
Japanese Yen Future, December 2018 Settlement, Expires 11/09/2018, Strike Price $90.00	268	29,734,600	36,850
Japanese Yen Future, December 2018 Settlement, Expires 11/09/2018, Strike Price $90.50	264	29,290,800	23,100
Japanese Yen Future, December 2018 Settlement, Expires 11/09/2018, Strike Price $91.00	175	19,416,250	10,937
Japanese Yen Future, December 2018 Settlement, Expires 11/09/2018, Strike Price $91.50	100	11,095,000	4,375
Japanese Yen Future, December 2018 Settlement, Expires 11/09/2018, Strike Price $92.00	125	13,868,750	3,906
Japanese Yen Future, December 2018 Settlement, Expires 11/09/2018, Strike Price $92.50	150	16,642,500	3,750
Japanese Yen Future, December 2018 Settlement, Expires 11/09/2018, Strike Price $93.00	100	11,095,000	1,875
Japanese Yen Future, December 2018 Settlement, Expires 11/09/2018, Strike Price $93.50	75	8,321,250	937
Japanese Yen Future, December 2018 Settlement, Expires 11/09/2018, Strike Price $94.00	50	5,547,500	312
Japanese Yen Future, December 2018 Settlement, Expires 12/07/2018, Strike Price $89.50	214	23,743,300	136,425
Japanese Yen Future, December 2018 Settlement, Expires 12/07/2018, Strike Price $90.00	472	52,368,400	224,200
Japanese Yen Future, December 2018 Settlement, Expires 12/07/2018, Strike Price $90.50	344	38,166,800	120,400
Japanese Yen Future, December 2018 Settlement, Expires 12/07/2018, Strike Price $91.00	225	24,963,750	59,063
Japanese Yen Future, December 2018 Settlement, Expires 12/07/2018, Strike Price $91.50	66	7,322,700	13,200
Japanese Yen Future, December 2018 Settlement, Expires 12/07/2018, Strike Price $92.00	25	2,773,750	4,063
Japanese Yen Future, March 2019 Settlement, Expires 01/04/2019, Strike Price $92.50	25	2,796,875	9,375
Lean Hogs Future, December 2018 Settlement, Expires 12/14/2018, Strike Price $55.00	25	584,500	51,250
Lean Hogs Future, December 2018 Settlement, Expires 12/14/2018, Strike Price $56.00	185	4,325,300	327,450
Lean Hogs Future, December 2018 Settlement, Expires 12/14/2018, Strike Price $57.00	300	7,014,000	456,000
Lean Hogs Future, December 2018 Settlement, Expires 12/14/2018, Strike Price $58.00	500	11,690,000	640,000
Lean Hogs Future, December 2018 Settlement, Expires 12/14/2018, Strike Price $59.00	300	7,014,000	318,000
Lean Hogs Future, December 2018 Settlement, Expires 12/14/2018, Strike Price $60.00	300	7,014,000	258,000
Lean Hogs Future, December 2018 Settlement, Expires 12/14/2018, Strike Price $61.00	150	3,507,000	103,500
Lean Hogs Future, December 2018 Settlement, Expires 12/14/2018, Strike Price $62.00	122	2,852,360	65,880
Lean Hogs Future, December 2018 Settlement, Expires 12/14/2018, Strike Price $63.00	209	4,886,420	87,780
Lean Hogs Future, December 2018 Settlement, Expires 12/14/2018, Strike Price $64.00	3	70,140	960
Live Cattle Future, December 2018 Settlement, Expires 11/02/2018, Strike Price $117.00	25	1,169,500	4,750
Live Cattle Future, December 2018 Settlement, Expires 11/02/2018, Strike Price $118.00	298	13,940,440	17,880
Live Cattle Future, December 2018 Settlement, Expires 11/02/2018, Strike Price $119.00	300	14,034,000	6,000
Live Cattle Future, December 2018 Settlement, Expires 11/02/2018, Strike Price $120.00	100	4,678,000	1,000
Live Cattle Future, December 2018 Settlement, Expires 11/02/2018, Strike Price $121.00	30	1,403,400	300
Live Cattle Future, December 2018 Settlement, Expires 11/02/2018, Strike Price $122.00	8	374,240	80
Live Cattle Future, December 2018 Settlement, Expires 11/02/2018, Strike Price $123.00	6	280,680	60
Live Cattle Future, December 2018 Settlement, Expires 12/07/2018, Strike Price $116.00	3	140,340	3,120
Live Cattle Future, December 2018 Settlement, Expires 12/07/2018, Strike Price $117.00	6	280,680	4,920
Live Cattle Future, December 2018 Settlement, Expires 12/07/2018, Strike Price $118.00	30	1,403,400	19,200

The accompanying Notes to the Consolidated Financial Statements are an integral part of these Consolidated Financial Statements.	(Continued)

Stone Ridge Funds	Annual Report	October 31, 2018

Consolidated Schedule of Investments	as of October 31, 2018

STONE RIDGE ALL ASSET VARIANCE RISK PREMIUM FUND

DESCRIPTION	NUMBER OF CONTRACTS	NOTIONAL AMOUNT USD	FAIR VALUE
Live Cattle Future, December 2018 Settlement, Expires 12/07/2018, Strike Price $119.00	200	$9,356,000	$98,000
Live Cattle Future, December 2018 Settlement, Expires 12/07/2018, Strike Price $120.00	200	9,356,000	74,000
Live Cattle Future, December 2018 Settlement, Expires 12/07/2018, Strike Price $121.00	212	9,917,360	59,360
Live Cattle Future, December 2018 Settlement, Expires 12/07/2018, Strike Price $122.00	212	9,917,360	44,520
Live Cattle Future, December 2018 Settlement, Expires 12/07/2018, Strike Price $123.00	1	46,780	160
NASDAQ 100 Stock Index, Expires 12/21/2018, Strike Price $7,500.00	80	55,736,800	372,400
Natural Gas Future, December 2018 Settlement, Expires 11/27/2018, Strike Price $2.90	250	8,150,000	954,750
Natural Gas Future, December 2018 Settlement, Expires 11/27/2018, Strike Price $3.00	600	19,560,000	1,813,200
Natural Gas Future, December 2018 Settlement, Expires 11/27/2018, Strike Price $3.05	450	14,670,000	1,197,000
Natural Gas Future, December 2018 Settlement, Expires 11/27/2018, Strike Price $3.10	800	26,080,000	1,860,800
Natural Gas Future, December 2018 Settlement, Expires 11/27/2018, Strike Price $3.15	1,368	44,596,800	2,763,360
Natural Gas Future, December 2018 Settlement, Expires 11/27/2018, Strike Price $3.20	600	19,560,000	1,045,800
Natural Gas Future, December 2018 Settlement, Expires 11/27/2018, Strike Price $3.25	1,500	48,900,000	2,241,000
Natural Gas Future, December 2018 Settlement, Expires 11/27/2018, Strike Price $3.30	325	10,595,000	413,400
Natural Gas Future, December 2018 Settlement, Expires 11/27/2018, Strike Price $3.35	450	14,670,000	484,200
Natural Gas Future, December 2018 Settlement, Expires 11/27/2018, Strike Price $3.40	645	21,027,000	583,725
Natural Gas Future, December 2018 Settlement, Expires 11/27/2018, Strike Price $3.45	650	21,190,000	492,700
Natural Gas Future, December 2018 Settlement, Expires 11/27/2018, Strike Price $3.50	975	31,785,000	616,200
Natural Gas Future, December 2018 Settlement, Expires 11/27/2018, Strike Price $3.55	400	13,040,000	209,600
Natural Gas Future, December 2018 Settlement, Expires 11/27/2018, Strike Price $3.60	300	9,780,000	129,900
Natural Gas Future, December 2018 Settlement, Expires 11/27/2018, Strike Price $3.65	50	1,630,000	17,900
Natural Gas Future, January 2019 Settlement, Expires 12/26/2018, Strike Price $3.15	100	3,300,000	306,100
Natural Gas Future, January 2019 Settlement, Expires 12/26/2018, Strike Price $3.20	300	9,900,000	840,600
Natural Gas Future, January 2019 Settlement, Expires 12/26/2018, Strike Price $3.30	300	9,900,000	711,134
Natural Gas Future, January 2019 Settlement, Expires 12/26/2018, Strike Price $3.40	200	6,600,000	389,000
Natural Gas Future, January 2019 Settlement, Expires 12/26/2018, Strike Price $3.85	25	825,000	20,775
Natural Gas Future, January 2019 Settlement, Expires 12/26/2018, Strike Price $4.00	200	6,600,000	125,600
Russell 2000 Index, Expires 12/21/2018, Strike Price $1,700.00	1,400	211,597,400	266,000
S&P 500 Index, Expires 12/21/2018, Strike Price $2,900.00	2,600	705,052,400	1,820,000
Silver Future, December 2018 Settlement, Expires 11/27/2018, Strike Price $14.90	40	2,856,000	15,000
Silver Future, December 2018 Settlement, Expires 11/27/2018, Strike Price $14.95	90	6,426,000	30,150
Silver Future, December 2018 Settlement, Expires 11/27/2018, Strike Price $15.00	90	6,426,000	27,450
Silver Future, December 2018 Settlement, Expires 11/27/2018, Strike Price $15.05	82	5,854,800	22,550
Silver Future, December 2018 Settlement, Expires 11/27/2018, Strike Price $15.10	103	7,354,200	25,750
Silver Future, December 2018 Settlement, Expires 11/27/2018, Strike Price $15.15	125	8,925,000	28,125
Silver Future, December 2018 Settlement, Expires 11/27/2018, Strike Price $15.20	200	14,280,000	41,000
Silver Future, December 2018 Settlement, Expires 11/27/2018, Strike Price $15.25	200	14,280,000	37,000
Silver Future, December 2018 Settlement, Expires 11/27/2018, Strike Price $15.30	125	8,925,000	21,250
Silver Future, December 2018 Settlement, Expires 11/27/2018, Strike Price $15.35	130	9,282,000	19,500
Silver Future, December 2018 Settlement, Expires 11/27/2018, Strike Price $15.40	88	6,283,200	11,880
Silver Future, December 2018 Settlement, Expires 11/27/2018, Strike Price $15.45	50	3,570,000	6,250
Silver Future, December 2018 Settlement, Expires 11/27/2018, Strike Price $15.50	175	12,495,000	20,125
Soybean Future, January 2019 Settlement, Expires 11/02/2018, Strike Price $860.00	100	4,258,750	7,500
Soybean Future, January 2019 Settlement, Expires 11/23/2018, Strike Price $850.00	1	42,588	669
Soybean Future, January 2019 Settlement, Expires 11/23/2018, Strike Price $860.00	127	5,408,613	56,356
Soybean Future, January 2019 Settlement, Expires 11/23/2018, Strike Price $870.00	691	29,427,963	198,663
Soybean Future, January 2019 Settlement, Expires 11/23/2018, Strike Price $880.00	680	28,959,500	127,500
Soybean Future, January 2019 Settlement, Expires 11/23/2018, Strike Price $890.00	500	21,293,750	62,500
Soybean Future, January 2019 Settlement, Expires 11/23/2018, Strike Price $900.00	499	21,251,163	43,663
Soybean Future, January 2019 Settlement, Expires 11/23/2018, Strike Price $910.00	208	8,858,200	13,000
Soybean Future, January 2019 Settlement, Expires 11/23/2018, Strike Price $920.00	100	4,258,750	5,000
Soybean Future, January 2019 Settlement, Expires 12/21/2018, Strike Price $860.00	225	9,582,188	164,531
Soybean Future, January 2019 Settlement, Expires 12/21/2018, Strike Price $870.00	404	17,205,350	227,250
Soybean Future, January 2019 Settlement, Expires 12/21/2018, Strike Price $880.00	518	22,060,325	223,388
Soybean Future, January 2019 Settlement, Expires 12/21/2018, Strike Price $890.00	500	21,293,750	168,750
Soybean Future, January 2019 Settlement, Expires 12/21/2018, Strike Price $900.00	295	12,563,313	75,594
Soybean Future, January 2019 Settlement, Expires 12/21/2018, Strike Price $910.00	332	14,139,050	66,400
Soybean Future, January 2019 Settlement, Expires 12/21/2018, Strike Price $920.00	9	383,288	1,406

The accompanying Notes to the Consolidated Financial Statements are an integral part of these Consolidated Financial Statements.	(Continued)

Stone Ridge Funds	Annual Report	October 31, 2018

Consolidated Schedule of Investments	as of October 31, 2018

STONE RIDGE ALL ASSET VARIANCE RISK PREMIUM FUND

DESCRIPTION	NUMBER OF CONTRACTS	NOTIONAL AMOUNT USD	FAIR VALUE
Soybean Future, January 2019 Settlement, Expires 12/21/2018, Strike Price $930.00	92	$3,918,050	$11,500
Soybean Future, March 2019 Settlement, Expires 01/25/2019, Strike Price $880.00	25	1,081,250	21,338
Soybean Future, March 2019 Settlement, Expires 01/25/2019, Strike Price $890.00	50	2,162,500	34,395
Soybean Future, March 2019 Settlement, Expires 01/25/2019, Strike Price $900.00	50	2,162,500	28,145
Soybean Future, March 2019 Settlement, Expires 01/25/2019, Strike Price $910.00	100	4,325,000	45,509
Soybean Future, March 2019 Settlement, Expires 01/25/2019, Strike Price $920.00	225	9,731,250	95,625
Soybean Future, March 2019 Settlement, Expires 01/25/2019, Strike Price $930.00	25	1,081,250	9,151
Sugar Future, March 2019 Settlement, Expires 11/15/2018, Strike Price $11.50	650	9,602,320	1,237,600
Sugar Future, March 2019 Settlement, Expires 11/15/2018, Strike Price $12.00	385	5,687,528	530,376
Sugar Future, March 2019 Settlement, Expires 11/15/2018, Strike Price $12.25	50	738,640	56,000
Sugar Future, March 2019 Settlement, Expires 11/15/2018, Strike Price $12.50	550	8,125,040	486,640
Sugar Future, March 2019 Settlement, Expires 11/15/2018, Strike Price $12.75	100	1,477,280	68,320
Sugar Future, March 2019 Settlement, Expires 11/15/2018, Strike Price $13.00	167	2,467,058	84,168
Sugar Future, March 2019 Settlement, Expires 11/15/2018, Strike Price $13.50	100	1,477,280	24,640
Sugar Future, March 2019 Settlement, Expires 11/15/2018, Strike Price $13.75	335	4,948,888	52,528
Sugar Future, March 2019 Settlement, Expires 11/15/2018, Strike Price $14.00	500	7,386,400	50,400
Sugar Future, March 2019 Settlement, Expires 11/15/2018, Strike Price $14.25	500	7,386,400	28,000
Sugar Future, March 2019 Settlement, Expires 11/15/2018, Strike Price $14.50	500	7,386,400	16,800
Sugar Future, March 2019 Settlement, Expires 11/15/2018, Strike Price $14.75	235	3,471,608	5,264
Sugar Future, March 2019 Settlement, Expires 11/15/2018, Strike Price $15.00	271	4,003,429	3,035
Sugar Future, March 2019 Settlement, Expires 12/17/2018, Strike Price $12.50	500	7,386,400	537,600
Sugar Future, March 2019 Settlement, Expires 12/17/2018, Strike Price $13.00	250	3,693,200	184,800
Sugar Future, March 2019 Settlement, Expires 12/17/2018, Strike Price $14.75	175	2,585,240	25,480
Sugar Future, March 2019 Settlement, Expires 12/17/2018, Strike Price $15.00	275	4,062,520	30,800
Sugar Future, March 2019 Settlement, Expires 12/17/2018, Strike Price $15.25	125	1,846,600	9,800
Sugar Future, March 2019 Settlement, Expires 12/17/2018, Strike Price $15.50	100	1,477,280	6,720
U.S. Treasury 10-Year Note Future, December 2018 Settlement, Expires 11/23/2018, Strike Price $119.00	123	14,567,813	32,672
U.S. Treasury 10-Year Note Future, December 2018 Settlement, Expires 11/23/2018, Strike Price $119.25	130	15,396,875	26,406
U.S. Treasury 10-Year Note Future, December 2018 Settlement, Expires 11/23/2018, Strike Price $119.50	100	11,843,750	14,063
U.S. Treasury 10-Year Note Future, December 2018 Settlement, Expires 11/23/2018, Strike Price $119.75	73	8,645,938	7,984
U.S. Treasury 10-Year Note Future, December 2018 Settlement, Expires 11/23/2018, Strike Price $120.00	600	71,062,500	46,875
U.S. Treasury 10-Year Note Future, December 2018 Settlement, Expires 11/23/2018, Strike Price $120.50	150	17,765,625	7,031
U.S. Treasury 10-Year Note Future, December 2018 Settlement, Expires 11/23/2018, Strike Price $121.00	465	55,073,438	14,531
U.S. Treasury 10-Year Note Future, December 2018 Settlement, Expires 11/23/2018, Strike Price $121.50	479	56,731,563	7,484
U.S. Treasury 10-Year Note Future, December 2018 Settlement, Expires 11/23/2018, Strike Price $122.00	250	29,609,375	3,906
U.S. Treasury 10-Year Note Future, March 2019 Settlement, Expires 12/21/2018, Strike Price $119.00	30	3,545,625	12,188
U.S. Treasury 10-Year Note Future, March 2019 Settlement, Expires 12/21/2018, Strike Price $119.50	600	70,836,000	168,750
U.S. Treasury 10-Year Note Future, March 2019 Settlement, Expires 12/21/2018, Strike Price $120.00	600	70,836,000	112,500
U.S. Treasury 10-Year Note Future, March 2019 Settlement, Expires 12/21/2018, Strike Price $120.50	430	50,765,800	60,469
U.S. Treasury 10-Year Note Future, March 2019 Settlement, Expires 01/25/2019, Strike Price $119.50	600	70,836,000	253,125
U.S. Treasury 10-Year Note Future, March 2019 Settlement, Expires 01/25/2019, Strike Price $120.00	600	70,836,000	187,500
U.S. Treasury 10-Year Note Future, March 2019 Settlement, Expires 01/25/2019, Strike Price $120.50	530	62,571,800	124,219

The accompanying Notes to the Consolidated Financial Statements are an integral part of these Consolidated Financial Statements.	(Continued)

Stone Ridge Funds	Annual Report	October 31, 2018

Consolidated Schedule of Investments	as of October 31, 2018

STONE RIDGE ALL ASSET VARIANCE RISK PREMIUM FUND

DESCRIPTION	NUMBER OF CONTRACTS	NOTIONAL AMOUNT USD	FAIR VALUE
U.S. Treasury Long Bond Future, December 2018 Settlement, Expires 11/23/2018, Strike Price $140.00	74	$10,221,620	$27,750
U.S. Treasury Long Bond Future, December 2018 Settlement, Expires 11/23/2018, Strike Price $140.50	219	30,250,470	61,594
U.S. Treasury Long Bond Future, December 2018 Settlement, Expires 11/23/2018, Strike Price $141.00	100	13,813,000	20,313
U.S. Treasury Long Bond Future, December 2018 Settlement, Expires 11/23/2018, Strike Price $142.00	100	13,813,000	10,938
U.S. Treasury Long Bond Future, December 2018 Settlement, Expires 11/23/2018, Strike Price $143.00	100	13,813,000	6,250
U.S. Treasury Long Bond Future, December 2018 Settlement, Expires 11/23/2018, Strike Price $145.00	331	45,721,030	10,344
U.S. Treasury Long Bond Future, December 2018 Settlement, Expires 11/23/2018, Strike Price $146.00	500	69,065,000	15,625
U.S. Treasury Long Bond Future, December 2018 Settlement, Expires 11/23/2018, Strike Price $147.00	500	69,065,000	7,813
U.S. Treasury Long Bond Future, December 2018 Settlement, Expires 11/23/2018, Strike Price $148.00	365	50,417,450	5,703
U.S. Treasury Long Bond Future, March 2019 Settlement, Expires 12/21/2018, Strike Price $140.00	600	82,296,000	384,375
U.S. Treasury Long Bond Future, March 2019 Settlement, Expires 12/21/2018, Strike Price $141.00	600	82,296,000	262,500
U.S. Treasury Long Bond Future, March 2019 Settlement, Expires 12/21/2018, Strike Price $142.00	600	82,296,000	178,125
U.S. Treasury Long Bond Future, March 2019 Settlement, Expires 01/25/2019, Strike Price $140.00	530	72,694,800	521,719
U.S. Treasury Long Bond Future, March 2019 Settlement, Expires 01/25/2019, Strike Price $141.00	600	82,296,000	431,250
U.S. Treasury Long Bond Future, March 2019 Settlement, Expires 01/25/2019, Strike Price $142.00	600	82,296,000	309,375
Wheat Future, December 2018 Settlement, Expires 11/23/2018, Strike Price $505.00	52	1,301,300	24,700
Wheat Future, December 2018 Settlement, Expires 11/23/2018, Strike Price $510.00	163	4,079,075	63,163
Wheat Future, December 2018 Settlement, Expires 11/23/2018, Strike Price $515.00	288	7,207,200	91,800
Wheat Future, December 2018 Settlement, Expires 11/23/2018, Strike Price $520.00	488	12,212,200	128,100
Wheat Future, December 2018 Settlement, Expires 11/23/2018, Strike Price $525.00	500	12,512,500	106,250
Wheat Future, December 2018 Settlement, Expires 11/23/2018, Strike Price $530.00	750	18,768,750	131,250
Wheat Future, December 2018 Settlement, Expires 11/23/2018, Strike Price $535.00	500	12,512,500	68,750
Wheat Future, December 2018 Settlement, Expires 11/23/2018, Strike Price $540.00	500	12,512,500	56,250
Wheat Future, December 2018 Settlement, Expires 11/23/2018, Strike Price $545.00	500	12,512,500	43,750
Wheat Future, December 2018 Settlement, Expires 11/23/2018, Strike Price $550.00	500	12,512,500	37,500
Wheat Future, December 2018 Settlement, Expires 11/23/2018, Strike Price $555.00	269	6,731,725	15,131
Wheat Future, December 2018 Settlement, Expires 11/23/2018, Strike Price $560.00	500	12,512,500	25,000
Wheat Future, December 2018 Settlement, Expires 11/23/2018, Strike Price $565.00	120	3,003,000	4,500
Wheat Future, December 2018 Settlement, Expires 11/23/2018, Strike Price $570.00	140	3,503,500	4,375
Wheat Future, December 2018 Settlement, Expires 11/23/2018, Strike Price $580.00	298	7,457,450	7,450
Wheat Future, March 2019 Settlement, Expires 12/21/2018, Strike Price $525.00	50	1,290,000	23,458
Wheat Future, March 2019 Settlement, Expires 12/21/2018, Strike Price $530.00	100	2,580,000	42,853
Wheat Future, March 2019 Settlement, Expires 12/21/2018, Strike Price $535.00	125	3,225,000	57,813
Wheat Future, March 2019 Settlement, Expires 12/21/2018, Strike Price $540.00	125	3,225,000	50,000
Wheat Future, March 2019 Settlement, Expires 12/21/2018, Strike Price $545.00	175	4,515,000	61,250
Wheat Future, March 2019 Settlement, Expires 12/21/2018, Strike Price $550.00	175	4,515,000	52,500
Wheat Future, March 2019 Settlement, Expires 12/21/2018, Strike Price $555.00	175	4,515,000	45,938
Wheat Future, March 2019 Settlement, Expires 12/21/2018, Strike Price $560.00	200	5,160,000	45,000
Wheat Future, March 2019 Settlement, Expires 12/21/2018, Strike Price $565.00	200	5,160,000	38,750
Wheat Future, March 2019 Settlement, Expires 12/21/2018, Strike Price $570.00	111	2,863,800	18,731

TOTAL CALL OPTIONS (Premiums Received $96,158,243)			50,385,597

The accompanying Notes to the Consolidated Financial Statements are an integral part of these Consolidated Financial Statements.	(Continued)

Stone Ridge Funds	Annual Report	October 31, 2018

Consolidated Schedule of Investments	as of October 31, 2018

STONE RIDGE ALL ASSET VARIANCE RISK PREMIUM FUND

DESCRIPTION	NUMBER OF CONTRACTS	NOTIONAL AMOUNT USD	FAIR VALUE
PUT OPTIONS
Australian Dollar Future, December 2018 Settlement, Expires 11/09/2018, Strike Price $69.00	160	$11,323,200	$7,200
Australian Dollar Future, December 2018 Settlement, Expires 11/09/2018, Strike Price $69.50	398	28,166,460	35,820
Australian Dollar Future, December 2018 Settlement, Expires 11/09/2018, Strike Price $70.00	500	35,385,000	85,000
Australian Dollar Future, December 2018 Settlement, Expires 11/09/2018, Strike Price $70.50	500	35,385,000	155,000
Australian Dollar Future, December 2018 Settlement, Expires 11/09/2018, Strike Price $71.00	375	26,538,750	202,500
Australian Dollar Future, December 2018 Settlement, Expires 11/09/2018, Strike Price $71.50	133	9,412,410	117,040
Australian Dollar Future, December 2018 Settlement, Expires 11/09/2018, Strike Price $72.00	75	5,307,750	96,750
Australian Dollar Future, December 2018 Settlement, Expires 11/09/2018, Strike Price $72.50	72	5,095,440	126,720
Australian Dollar Future, December 2018 Settlement, Expires 12/07/2018, Strike Price $69.00	131	9,270,870	32,750
Australian Dollar Future, December 2018 Settlement, Expires 12/07/2018, Strike Price $69.50	375	26,538,750	131,250
Australian Dollar Future, December 2018 Settlement, Expires 12/07/2018, Strike Price $70.00	484	34,252,680	237,160
Australian Dollar Future, December 2018 Settlement, Expires 12/07/2018, Strike Price $70.50	500	35,385,000	340,000
Australian Dollar Future, December 2018 Settlement, Expires 12/07/2018, Strike Price $71.00	336	23,778,720	305,760
Australian Dollar Future, March 2019 Settlement, Expires 01/04/2019, Strike Price $69.00	125	8,858,750	52,500
Australian Dollar Future, March 2019 Settlement, Expires 01/04/2019, Strike Price $69.50	125	8,858,750	67,500
Australian Dollar Future, March 2019 Settlement, Expires 01/04/2019, Strike Price $70.00	50	3,543,500	34,500
Brent Crude Future, January 2019 Settlement, Expires 11/27/2018, Strike Price $73.00	1	75,040	908
British Pound Future, December 2018 Settlement, Expires 11/09/2018, Strike Price $126.50	75	5,998,125	13,125
British Pound Future, December 2018 Settlement, Expires 11/09/2018, Strike Price $127.00	131	10,476,725	33,569
British Pound Future, December 2018 Settlement, Expires 11/09/2018, Strike Price $127.50	227	18,154,325	82,287
British Pound Future, December 2018 Settlement, Expires 11/09/2018, Strike Price $128.00	366	29,270,850	183,000
British Pound Future, December 2018 Settlement, Expires 11/09/2018, Strike Price $128.50	381	30,470,475	257,175
British Pound Future, December 2018 Settlement, Expires 11/09/2018, Strike Price $129.00	568	45,425,800	500,550
British Pound Future, December 2018 Settlement, Expires 11/09/2018, Strike Price $129.50	488	39,027,800	545,950
British Pound Future, December 2018 Settlement, Expires 11/09/2018, Strike Price $130.00	600	47,985,000	825,000
British Pound Future, December 2018 Settlement, Expires 11/09/2018, Strike Price $130.50	461	36,868,475	763,531
British Pound Future, December 2018 Settlement, Expires 11/09/2018, Strike Price $131.00	438	35,029,050	851,362
British Pound Future, December 2018 Settlement, Expires 11/09/2018, Strike Price $131.50	142	11,356,450	318,612
British Pound Future, December 2018 Settlement, Expires 11/09/2018, Strike Price $132.00	72	5,758,200	183,150
British Pound Future, December 2018 Settlement, Expires 12/07/2018, Strike Price $126.00	63	5,038,425	34,256
British Pound Future, December 2018 Settlement, Expires 12/07/2018, Strike Price $126.50	25	1,999,375	15,937
British Pound Future, December 2018 Settlement, Expires 12/07/2018, Strike Price $127.00	95	7,597,625	71,250
British Pound Future, December 2018 Settlement, Expires 12/07/2018, Strike Price $127.50	45	3,598,875	39,375
British Pound Future, December 2018 Settlement, Expires 12/07/2018, Strike Price $128.00	21	1,679,475	21,262
British Pound Future, December 2018 Settlement, Expires 12/07/2018, Strike Price $128.50	21	1,679,475	24,544
Canadian Dollar Future, December 2018 Settlement, Expires 11/09/2018, Strike Price $74.00	125	9,500,000	625
Canadian Dollar Future, December 2018 Settlement, Expires 11/09/2018, Strike Price $74.50	375	28,500,000	7,500
Canadian Dollar Future, December 2018 Settlement, Expires 11/09/2018, Strike Price $75.00	500	38,000,000	30,000
Canadian Dollar Future, December 2018 Settlement, Expires 11/09/2018, Strike Price $75.50	600	45,600,000	102,000
Canadian Dollar Future, December 2018 Settlement, Expires 11/09/2018, Strike Price $76.00	600	45,600,000	222,000
Canadian Dollar Future, December 2018 Settlement, Expires 11/09/2018, Strike Price $76.50	398	30,248,000	266,660
Canadian Dollar Future, December 2018 Settlement, Expires 11/09/2018, Strike Price $77.00	125	9,500,000	133,750
Canadian Dollar Future, December 2018 Settlement, Expires 11/09/2018, Strike Price $77.50	25	1,900,000	38,250
Canadian Dollar Future, December 2018 Settlement, Expires 12/07/2018, Strike Price $74.00	25	1,900,000	2,750
Canadian Dollar Future, December 2018 Settlement, Expires 12/07/2018, Strike Price $74.50	125	9,500,000	23,750
Canadian Dollar Future, December 2018 Settlement, Expires 12/07/2018, Strike Price $75.00	331	25,156,000	99,300
Canadian Dollar Future, December 2018 Settlement, Expires 12/07/2018, Strike Price $75.50	500	38,000,000	230,000
Canadian Dollar Future, December 2018 Settlement, Expires 12/07/2018, Strike Price $76.00	600	45,600,000	402,000
Canadian Dollar Future, December 2018 Settlement, Expires 12/07/2018, Strike Price $76.50	501	38,076,000	470,940
Canadian Dollar Future, December 2018 Settlement, Expires 12/07/2018, Strike Price $77.00	125	9,500,000	160,000
Canadian Dollar Future, March 2019 Settlement, Expires 01/04/2019, Strike Price $74.50	25	1,903,000	8,000
Canadian Dollar Future, March 2019 Settlement, Expires 01/04/2019, Strike Price $75.00	75	5,709,000	33,000
Canadian Dollar Future, March 2019 Settlement, Expires 01/04/2019, Strike Price $75.50	25	1,903,000	15,000
CBOE Volatility Index, Expires 11/21/2018, Strike Price $15.00	3,580	7,600,340	53,700
CBOE Volatility Index, Expires 11/21/2018, Strike Price $17.00	575	1,220,725	31,625
CBOE Volatility Index, Expires 11/21/2018, Strike Price $18.00	260	551,980	23,400
CBOE Volatility Index, Expires 11/21/2018, Strike Price $19.00	640	1,358,720	89,600

The accompanying Notes to the Consolidated Financial Statements are an integral part of these Consolidated Financial Statements.	(Continued)

Stone Ridge Funds	Annual Report	October 31, 2018

Consolidated Schedule of Investments	as of October 31, 2018

STONE RIDGE ALL ASSET VARIANCE RISK PREMIUM FUND

DESCRIPTION	NUMBER OF CONTRACTS	NOTIONAL AMOUNT USD	FAIR VALUE
CBOE Volatility Index, Expires 11/21/2018, Strike Price $20.00	760	$1,613,480	$148,200
CBOE Volatility Index, Expires 11/21/2018, Strike Price $22.00	185	392,755	61,050
CBOE Volatility Index, Expires 12/19/2018, Strike Price $18.00	555	1,178,265	86,025
CBOE Volatility Index, Expires 12/19/2018, Strike Price $19.00	2,102	4,462,546	441,420
CBOE Volatility Index, Expires 12/19/2018, Strike Price $20.00	1,702	3,613,346	463,795
Cocoa Future, December 2018 Settlement, Expires 11/02/2018, Strike Price $1,850.00	200	4,468,000	2,000
Cocoa Future, December 2018 Settlement, Expires 11/02/2018, Strike Price $2,000.00	109	2,435,060	1,090
Cocoa Future, December 2018 Settlement, Expires 11/02/2018, Strike Price $2,050.00	26	580,840	260
Cocoa Future, December 2018 Settlement, Expires 11/02/2018, Strike Price $2,100.00	520	11,616,800	5,200
Cocoa Future, December 2018 Settlement, Expires 11/02/2018, Strike Price $2,150.00	28	625,520	840
Cocoa Future, December 2018 Settlement, Expires 11/02/2018, Strike Price $2,200.00	551	12,309,340	71,630
Cocoa Future, December 2018 Settlement, Expires 11/02/2018, Strike Price $2,250.00	79	1,764,860	29,230
Cocoa Future, December 2018 Settlement, Expires 11/02/2018, Strike Price $2,300.00	25	558,500	18,750
Cocoa Future, December 2018 Settlement, Expires 11/30/2018, Strike Price GBP 1,350.00	300	6,499,648	—
Cocoa Future, December 2018 Settlement, Expires 11/30/2018, Strike Price GBP 1,425.00	125	2,708,187	—
Cocoa Future, December 2018 Settlement, Expires 11/30/2018, Strike Price GBP 1,500.00	200	4,333,099	7,669
Cocoa Future, December 2018 Settlement, Expires 11/30/2018, Strike Price GBP 1,550.00	200	4,333,099	20,451
Cocoa Future, December 2018 Settlement, Expires 11/30/2018, Strike Price GBP 1,600.00	100	2,166,549	23,008
Cocoa Future, March 2019 Settlement, Expires 12/07/2018, Strike Price $2,200.00	125	2,816,250	81,250
Coffee ‘C’ Future, December 2018 Settlement, Expires 11/09/2018, Strike Price $92.50	52	2,197,650	195
Coffee ‘C’ Future, December 2018 Settlement, Expires 11/09/2018, Strike Price $95.00	220	9,297,750	825
Coffee ‘C’ Future, December 2018 Settlement, Expires 11/09/2018, Strike Price $97.50	5	211,313	56
Coffee ‘C’ Future, December 2018 Settlement, Expires 11/09/2018, Strike Price $100.00	165	6,973,313	3,094
Coffee ‘C’ Future, December 2018 Settlement, Expires 11/09/2018, Strike Price $102.50	18	760,725	675
Coffee ‘C’ Future, December 2018 Settlement, Expires 11/09/2018, Strike Price $105.00	350	14,791,875	28,875
Coffee ‘C’ Future, December 2018 Settlement, Expires 11/09/2018, Strike Price $107.50	25	1,056,563	4,687
Coffee ‘C’ Future, December 2018 Settlement, Expires 11/09/2018, Strike Price $110.00	200	8,452,500	80,250
Coffee ‘C’ Future, December 2018 Settlement, Expires 11/09/2018, Strike Price $112.50	60	2,535,750	46,125
Coffee ‘C’ Future, December 2018 Settlement, Expires 11/09/2018, Strike Price $115.00	50	2,113,125	66,562
Coffee ‘C’ Future, December 2018 Settlement, Expires 11/09/2018, Strike Price $120.00	130	5,494,125	373,913
Coffee Robusta Future, January 2019 Settlement, Expires 12/19/2018, Strike Price $1,550.00	200	3,350,000	16,000
Corn Future, December 2018 Settlement, Expires 11/09/2018, Strike Price $360.00	100	1,816,250	15,000
Corn Future, December 2018 Settlement, Expires 11/23/2018, Strike Price $335.00	220	3,995,750	2,750
Corn Future, December 2018 Settlement, Expires 11/23/2018, Strike Price $340.00	707	12,840,888	17,675
Corn Future, December 2018 Settlement, Expires 11/23/2018, Strike Price $345.00	1,445	26,244,813	54,187
Corn Future, December 2018 Settlement, Expires 11/23/2018, Strike Price $350.00	1,198	21,758,675	82,362
Corn Future, December 2018 Settlement, Expires 11/23/2018, Strike Price $355.00	1,359	24,682,838	169,875
Corn Future, December 2018 Settlement, Expires 11/23/2018, Strike Price $360.00	763	13,857,988	166,906
Corn Future, December 2018 Settlement, Expires 11/23/2018, Strike Price $365.00	422	7,664,575	147,700
Corn Future, December 2018 Settlement, Expires 11/23/2018, Strike Price $370.00	75	1,362,188	38,437
Corn Future, March 2019 Settlement, Expires 12/21/2018, Strike Price $360.00	50	939,375	5,489
Corn Future, March 2019 Settlement, Expires 12/21/2018, Strike Price $365.00	489	9,187,088	85,575
Corn Future, March 2019 Settlement, Expires 12/21/2018, Strike Price $370.00	622	11,685,825	167,162
Corn Future, March 2019 Settlement, Expires 12/21/2018, Strike Price $375.00	369	6,932,588	142,987
Cotton Future, December 2018 Settlement, Expires 11/09/2018, Strike Price $75.00	550	21,136,500	90,750
Cotton Future, December 2018 Settlement, Expires 11/09/2018, Strike Price $76.00	275	10,568,250	86,625
Cotton Future, December 2018 Settlement, Expires 11/09/2018, Strike Price $77.00	96	3,689,280	52,320
Cotton Future, December 2018 Settlement, Expires 11/09/2018, Strike Price $78.00	335	12,874,050	286,425
Cotton Future, December 2018 Settlement, Expires 11/09/2018, Strike Price $79.00	662	25,440,660	817,570
Cotton Future, December 2018 Settlement, Expires 11/09/2018, Strike Price $80.00	651	25,017,930	1,087,170
Cotton Future, December 2018 Settlement, Expires 11/09/2018, Strike Price $81.00	521	20,022,030	1,109,730
Cotton Future, December 2018 Settlement, Expires 11/09/2018, Strike Price $82.00	1,199	46,077,570	3,123,395
Cotton Future, December 2018 Settlement, Expires 11/09/2018, Strike Price $83.00	387	14,872,410	1,197,765
Cotton Future, December 2018 Settlement, Expires 11/09/2018, Strike Price $85.00	100	3,843,000	408,000
Crude Oil Future, December 2018 Settlement, Expires 11/14/2018, Strike Price $62.50	25	1,632,750	10,750
Crude Oil Future, December 2018 Settlement, Expires 11/14/2018, Strike Price $63.00	125	8,163,750	67,500
Crude Oil Future, December 2018 Settlement, Expires 11/14/2018, Strike Price $63.50	350	22,858,500	234,500
Crude Oil Future, December 2018 Settlement, Expires 11/14/2018, Strike Price $64.00	431	28,148,610	357,730

The accompanying Notes to the Consolidated Financial Statements are an integral part of these Consolidated Financial Statements.	(Continued)

Stone Ridge Funds	Annual Report	October 31, 2018

Consolidated Schedule of Investments	as of October 31, 2018

STONE RIDGE ALL ASSET VARIANCE RISK PREMIUM FUND

DESCRIPTION	NUMBER OF CONTRACTS	NOTIONAL AMOUNT USD	FAIR VALUE
Crude Oil Future, December 2018 Settlement, Expires 11/14/2018, Strike Price $64.50	500	$32,655,000	$505,000
Crude Oil Future, December 2018 Settlement, Expires 11/14/2018, Strike Price $65.00	500	32,655,000	615,000
Crude Oil Future, December 2018 Settlement, Expires 11/14/2018, Strike Price $65.50	500	32,655,000	735,000
Crude Oil Future, December 2018 Settlement, Expires 11/14/2018, Strike Price $66.00	500	32,655,000	875,000
Crude Oil Future, December 2018 Settlement, Expires 11/14/2018, Strike Price $66.50	500	32,655,000	1,025,000
Crude Oil Future, December 2018 Settlement, Expires 11/14/2018, Strike Price $67.00	500	32,655,000	1,195,000
Crude Oil Future, December 2018 Settlement, Expires 11/14/2018, Strike Price $67.50	500	32,655,000	1,375,000
Crude Oil Future, December 2018 Settlement, Expires 11/14/2018, Strike Price $68.00	500	32,655,000	1,570,000
Crude Oil Future, December 2018 Settlement, Expires 11/14/2018, Strike Price $68.50	500	32,655,000	1,770,000
Crude Oil Future, December 2018 Settlement, Expires 11/14/2018, Strike Price $69.00	444	28,997,640	1,762,680
Crude Oil Future, December 2018 Settlement, Expires 11/14/2018, Strike Price $69.50	286	18,678,660	1,261,260
Crude Oil Future, December 2018 Settlement, Expires 11/14/2018, Strike Price $70.00	283	18,482,730	1,375,380
Crude Oil Future, December 2018 Settlement, Expires 11/14/2018, Strike Price $70.50	247	16,131,570	1,314,040
Crude Oil Future, December 2018 Settlement, Expires 11/14/2018, Strike Price $71.00	250	16,327,500	1,447,500
Crude Oil Future, December 2018 Settlement, Expires 11/14/2018, Strike Price $71.50	102	6,661,620	639,540
Crude Oil Future, December 2018 Settlement, Expires 11/14/2018, Strike Price $72.00	28	1,828,680	189,000
Crude Oil Future, December 2018 Settlement, Expires 11/14/2018, Strike Price $72.50	29	1,893,990	209,960
Crude Oil Future, December 2018 Settlement, Expires 11/14/2018, Strike Price $73.00	28	1,828,680	216,440
Crude Oil Future, December 2018 Settlement, Expires 11/14/2018, Strike Price $73.50	17	1,110,270	139,740
Crude Oil Future, December 2018 Settlement, Expires 11/14/2018, Strike Price $74.00	17	1,110,270	148,070
Crude Oil Future, December 2018 Settlement, Expires 11/14/2018, Strike Price $74.50	13	849,030	119,730
Crude Oil Future, January 2019 Settlement, Expires 12/14/2018, Strike Price $61.50	50	3,272,000	50,500
Crude Oil Future, January 2019 Settlement, Expires 12/14/2018, Strike Price $62.00	225	14,724,000	256,500
Crude Oil Future, January 2019 Settlement, Expires 12/14/2018, Strike Price $62.50	225	14,724,000	288,000
Crude Oil Future, January 2019 Settlement, Expires 12/14/2018, Strike Price $63.00	75	4,908,000	108,000
Crude Oil Future, January 2019 Settlement, Expires 12/14/2018, Strike Price $63.50	150	9,816,000	241,500
Crude Oil Future, January 2019 Settlement, Expires 12/14/2018, Strike Price $64.00	402	26,306,880	723,600
Crude Oil Future, January 2019 Settlement, Expires 12/14/2018, Strike Price $64.50	500	32,720,000	1,000,000
Crude Oil Future, January 2019 Settlement, Expires 12/14/2018, Strike Price $65.00	325	21,268,000	721,500
Crude Oil Future, January 2019 Settlement, Expires 12/14/2018, Strike Price $65.50	200	13,088,000	490,000
Crude Oil Future, January 2019 Settlement, Expires 12/14/2018, Strike Price $66.00	175	11,452,000	474,250
Crude Oil Future, January 2019 Settlement, Expires 12/14/2018, Strike Price $66.50	25	1,636,000	74,750
Euro FX Future, December 2018 Settlement, Expires 11/09/2018, Strike Price $1.130	50	7,125,000	24,375
Euro FX Future, December 2018 Settlement, Expires 11/09/2018, Strike Price $1.135	318	45,315,000	230,550
Euro FX Future, December 2018 Settlement, Expires 11/09/2018, Strike Price $1.140	432	61,560,000	453,600
Euro FX Future, December 2018 Settlement, Expires 11/09/2018, Strike Price $1.145	600	85,500,000	885,000
Euro FX Future, December 2018 Settlement, Expires 11/09/2018, Strike Price $1.150	499	71,107,500	985,525
Euro FX Future, December 2018 Settlement, Expires 11/09/2018, Strike Price $1.155	183	26,077,500	462,075
Euro FX Future, December 2018 Settlement, Expires 11/09/2018, Strike Price $1.160	9	1,282,500	28,013
Gold Future, December 2018 Settlement, Expires 11/27/2018, Strike Price $1,165.00	64	7,776,000	7,680
Gold Future, December 2018 Settlement, Expires 11/27/2018, Strike Price $1,170.00	85	10,327,500	12,750
Gold Future, December 2018 Settlement, Expires 11/27/2018, Strike Price $1,175.00	435	52,852,500	82,650
Gold Future, December 2018 Settlement, Expires 11/27/2018, Strike Price $1,180.00	115	13,972,500	28,750
Gold Future, December 2018 Settlement, Expires 11/27/2018, Strike Price $1,185.00	102	12,393,000	32,640
Gold Future, December 2018 Settlement, Expires 11/27/2018, Strike Price $1,190.00	138	16,767,000	57,960
Gold Future, December 2018 Settlement, Expires 11/27/2018, Strike Price $1,195.00	188	22,842,000	101,520
Gold Future, December 2018 Settlement, Expires 11/27/2018, Strike Price $1,200.00	363	44,104,500	250,470
Gold Future, December 2018 Settlement, Expires 11/27/2018, Strike Price $1,205.00	680	82,620,000	591,600
Gold Future, December 2018 Settlement, Expires 11/27/2018, Strike Price $1,210.00	691	83,956,500	746,280
Gold Future, December 2018 Settlement, Expires 11/27/2018, Strike Price $1,215.00	587	71,320,500	780,710
Gold Future, December 2018 Settlement, Expires 11/27/2018, Strike Price $1,220.00	450	54,675,000	724,500
Gold Future, December 2018 Settlement, Expires 11/27/2018, Strike Price $1,225.00	225	27,337,500	434,250
Gold Future, December 2018 Settlement, Expires 11/27/2018, Strike Price $1,230.00	150	18,225,000	340,500
Gold Future, February 2019 Settlement, Expires 12/26/2018, Strike Price $1,185.00	138	16,847,040	83,254
Gold Future, February 2019 Settlement, Expires 12/26/2018, Strike Price $1,190.00	25	3,052,000	16,695
Gold Future, February 2019 Settlement, Expires 12/26/2018, Strike Price $1,195.00	100	12,208,000	87,000
Gold Future, February 2019 Settlement, Expires 12/26/2018, Strike Price $1,200.00	238	29,055,040	245,140
Gold Future, February 2019 Settlement, Expires 12/26/2018, Strike Price $1,245.00	100	12,208,000	348,000

The accompanying Notes to the Consolidated Financial Statements are an integral part of these Consolidated Financial Statements.	(Continued)

Stone Ridge Funds	Annual Report	October 31, 2018

Consolidated Schedule of Investments	as of October 31, 2018

STONE RIDGE ALL ASSET VARIANCE RISK PREMIUM FUND

DESCRIPTION	NUMBER OF CONTRACTS	NOTIONAL AMOUNT USD	FAIR VALUE
HG Copper Future, December 2018 Settlement, Expires 11/27/2018, Strike Price $269.00	100	$6,647,500	$185,000
HG Copper Future, December 2018 Settlement, Expires 11/27/2018, Strike Price $270.00	200	13,295,000	400,000
HG Copper Future, December 2018 Settlement, Expires 11/27/2018, Strike Price $275.00	100	6,647,500	287,500
HG Copper Future, December 2018 Settlement, Expires 11/27/2018, Strike Price $280.00	200	13,295,000	777,500
HG Copper Future, December 2018 Settlement, Expires 11/27/2018, Strike Price $285.00	230	15,289,250	1,150,000
HG Copper Future, March 2019 Settlement, Expires 01/28/2019, Strike Price $250.00	100	6,695,000	91,028
Japanese Yen Future, December 2018 Settlement, Expires 11/09/2018, Strike Price $87.00	47	5,214,650	1,762
Japanese Yen Future, December 2018 Settlement, Expires 11/09/2018, Strike Price $87.50	95	10,540,250	8,312
Japanese Yen Future, December 2018 Settlement, Expires 11/09/2018, Strike Price $88.00	65	7,211,750	12,187
Japanese Yen Future, December 2018 Settlement, Expires 11/09/2018, Strike Price $88.50	387	42,937,650	149,962
Japanese Yen Future, December 2018 Settlement, Expires 11/09/2018, Strike Price $89.00	350	38,832,500	253,750
Japanese Yen Future, December 2018 Settlement, Expires 11/09/2018, Strike Price $89.50	325	36,058,750	377,812
Japanese Yen Future, December 2018 Settlement, Expires 11/09/2018, Strike Price $90.00	232	25,740,400	394,400
Japanese Yen Future, December 2018 Settlement, Expires 11/09/2018, Strike Price $90.50	100	11,095,000	226,250
Japanese Yen Future, December 2018 Settlement, Expires 12/07/2018, Strike Price $87.00	24	2,662,800	5,100
Japanese Yen Future, December 2018 Settlement, Expires 12/07/2018, Strike Price $87.50	20	2,219,000	7,000
Japanese Yen Future, December 2018 Settlement, Expires 12/07/2018, Strike Price $88.00	147	16,309,650	80,850
Japanese Yen Future, December 2018 Settlement, Expires 12/07/2018, Strike Price $88.50	264	29,290,800	217,800
Japanese Yen Future, December 2018 Settlement, Expires 12/07/2018, Strike Price $89.00	212	23,521,400	246,450
Lean Hogs Future, December 2018 Settlement, Expires 12/14/2018, Strike Price $45.00	25	584,500	2,250
Lean Hogs Future, December 2018 Settlement, Expires 12/14/2018, Strike Price $46.00	175	4,091,500	19,250
Lean Hogs Future, December 2018 Settlement, Expires 12/14/2018, Strike Price $47.00	300	7,014,000	42,000
Lean Hogs Future, December 2018 Settlement, Expires 12/14/2018, Strike Price $48.00	300	7,014,000	54,000
Lean Hogs Future, December 2018 Settlement, Expires 12/14/2018, Strike Price $49.00	300	7,014,000	66,000
Lean Hogs Future, December 2018 Settlement, Expires 12/14/2018, Strike Price $50.00	355	8,299,900	95,850
Lean Hogs Future, December 2018 Settlement, Expires 12/14/2018, Strike Price $51.00	300	7,014,000	96,000
Lean Hogs Future, December 2018 Settlement, Expires 12/14/2018, Strike Price $52.00	285	6,663,300	111,150
Lean Hogs Future, December 2018 Settlement, Expires 12/14/2018, Strike Price $53.00	240	5,611,200	112,800
Lean Hogs Future, December 2018 Settlement, Expires 12/14/2018, Strike Price $54.00	300	7,014,000	168,000
Lean Hogs Future, December 2018 Settlement, Expires 12/14/2018, Strike Price $55.00	182	4,255,160	121,940
Lean Hogs Future, December 2018 Settlement, Expires 12/14/2018, Strike Price $56.00	140	3,273,200	112,000
Lean Hogs Future, December 2018 Settlement, Expires 12/14/2018, Strike Price $57.00	47	1,098,860	44,180
Live Cattle Future, December 2018 Settlement, Expires 11/02/2018, Strike Price $110.00	30	1,403,400	300
Live Cattle Future, December 2018 Settlement, Expires 11/02/2018, Strike Price $112.00	1	46,780	10
Live Cattle Future, December 2018 Settlement, Expires 11/02/2018, Strike Price $114.00	127	5,941,060	1,270
Live Cattle Future, December 2018 Settlement, Expires 11/02/2018, Strike Price $115.00	245	11,461,100	4,900
Live Cattle Future, December 2018 Settlement, Expires 11/02/2018, Strike Price $116.00	257	12,022,460	17,990
Live Cattle Future, December 2018 Settlement, Expires 11/02/2018, Strike Price $117.00	79	3,695,620	16,590
Live Cattle Future, December 2018 Settlement, Expires 11/02/2018, Strike Price $118.00	2	93,560	960
Live Cattle Future, December 2018 Settlement, Expires 12/07/2018, Strike Price $106.00	25	1,169,500	750
Live Cattle Future, December 2018 Settlement, Expires 12/07/2018, Strike Price $108.00	77	3,602,060	4,620
Live Cattle Future, December 2018 Settlement, Expires 12/07/2018, Strike Price $109.00	128	5,987,840	10,240
Live Cattle Future, December 2018 Settlement, Expires 12/07/2018, Strike Price $110.00	60	2,806,800	6,600
Live Cattle Future, December 2018 Settlement, Expires 12/07/2018, Strike Price $111.00	30	1,403,400	4,500
Live Cattle Future, December 2018 Settlement, Expires 12/07/2018, Strike Price $112.00	68	3,181,040	14,280
Live Cattle Future, December 2018 Settlement, Expires 12/07/2018, Strike Price $113.00	380	17,776,400	106,400
Live Cattle Future, December 2018 Settlement, Expires 12/07/2018, Strike Price $114.00	207	9,683,460	78,660
Live Cattle Future, December 2018 Settlement, Expires 12/07/2018, Strike Price $115.00	214	10,010,920	107,000
Live Cattle Future, December 2018 Settlement, Expires 12/07/2018, Strike Price $116.00	261	12,209,580	172,260
Live Cattle Future, December 2018 Settlement, Expires 12/07/2018, Strike Price $117.00	75	3,508,500	63,000
NASDAQ 100 Stock Index, Expires 11/16/2018, Strike Price $6,800.00	20	13,934,200	239,700
NASDAQ 100 Stock Index, Expires 11/16/2018, Strike Price $6,825.00	20	13,934,200	255,500
NASDAQ 100 Stock Index, Expires 11/16/2018, Strike Price $6,850.00	20	13,934,200	272,300
NASDAQ 100 Stock Index, Expires 11/16/2018, Strike Price $6,875.00	21	14,630,910	304,710
NASDAQ 100 Stock Index, Expires 11/16/2018, Strike Price $6,900.00	25	17,417,750	385,250
NASDAQ 100 Stock Index, Expires 11/16/2018, Strike Price $6,925.00	25	17,417,750	409,500
Natural Gas Future, December 2018 Settlement, Expires 11/27/2018, Strike Price $2.65	132	4,303,200	4,224
Natural Gas Future, December 2018 Settlement, Expires 11/27/2018, Strike Price $2.70	250	8,150,000	11,250

The accompanying Notes to the Consolidated Financial Statements are an integral part of these Consolidated Financial Statements.	(Continued)

Stone Ridge Funds	Annual Report	October 31, 2018

Consolidated Schedule of Investments	as of October 31, 2018

STONE RIDGE ALL ASSET VARIANCE RISK PREMIUM FUND

DESCRIPTION	NUMBER OF CONTRACTS	NOTIONAL AMOUNT USD	FAIR VALUE
Natural Gas Future, December 2018 Settlement, Expires 11/27/2018, Strike Price $2.75	742	$24,189,200	$48,972
Natural Gas Future, December 2018 Settlement, Expires 11/27/2018, Strike Price $2.80	275	8,965,000	27,225
Natural Gas Future, December 2018 Settlement, Expires 11/27/2018, Strike Price $2.85	850	27,710,000	125,800
Natural Gas Future, December 2018 Settlement, Expires 11/27/2018, Strike Price $2.90	1,000	32,600,000	215,000
Natural Gas Future, December 2018 Settlement, Expires 11/27/2018, Strike Price $2.95	375	12,225,000	114,000
Natural Gas Future, December 2018 Settlement, Expires 11/27/2018, Strike Price $3.00	1,100	35,860,000	457,600
Natural Gas Future, December 2018 Settlement, Expires 11/27/2018, Strike Price $3.05	550	17,930,000	304,700
Natural Gas Future, December 2018 Settlement, Expires 11/27/2018, Strike Price $3.10	600	19,560,000	431,400
Natural Gas Future, December 2018 Settlement, Expires 11/27/2018, Strike Price $3.15	800	26,080,000	729,600
Natural Gas Future, December 2018 Settlement, Expires 11/27/2018, Strike Price $3.20	275	8,965,000	311,850
Natural Gas Future, December 2018 Settlement, Expires 11/27/2018, Strike Price $3.25	800	26,080,000	1,107,200
Natural Gas Future, January 2019 Settlement, Expires 12/26/2018, Strike Price $2.80	100	3,300,000	41,200
Natural Gas Future, January 2019 Settlement, Expires 12/26/2018, Strike Price $2.85	150	4,950,000	77,400
Natural Gas Future, January 2019 Settlement, Expires 12/26/2018, Strike Price $2.90	425	14,025,000	271,150
Natural Gas Future, January 2019 Settlement, Expires 12/26/2018, Strike Price $2.95	551	18,183,000	429,780
Natural Gas Future, January 2019 Settlement, Expires 12/26/2018, Strike Price $3.00	775	25,575,000	730,050
Natural Gas Future, January 2019 Settlement, Expires 12/26/2018, Strike Price $3.05	300	9,900,000	337,500
Natural Gas Future, January 2019 Settlement, Expires 12/26/2018, Strike Price $3.10	125	4,125,000	165,750
Natural Gas Future, January 2019 Settlement, Expires 12/26/2018, Strike Price $3.15	150	4,950,000	231,900
Natural Gas Future, January 2019 Settlement, Expires 12/26/2018, Strike Price $3.20	300	9,900,000	535,800
Natural Gas Future, January 2019 Settlement, Expires 12/26/2018, Strike Price $3.30	300	9,900,000	702,134
Natural Gas Future, January 2019 Settlement, Expires 12/26/2018, Strike Price $3.40	100	3,300,000	292,200
Russell 2000 Index, Expires 11/02/2018, Strike Price $1,395.00	25	3,778,525	812
Russell 2000 Index, Expires 11/02/2018, Strike Price $1,400.00	25	3,778,525	1,000
Russell 2000 Index, Expires 11/02/2018, Strike Price $1,405.00	75	11,335,575	3,000
Russell 2000 Index, Expires 11/02/2018, Strike Price $1,410.00	100	15,114,100	4,500
Russell 2000 Index, Expires 11/02/2018, Strike Price $1,415.00	175	26,449,675	8,750
Russell 2000 Index, Expires 11/02/2018, Strike Price $1,420.00	150	22,671,150	8,250
Russell 2000 Index, Expires 11/02/2018, Strike Price $1,425.00	150	22,671,150	9,750
Russell 2000 Index, Expires 11/02/2018, Strike Price $1,430.00	125	18,892,625	9,688
Russell 2000 Index, Expires 11/02/2018, Strike Price $1,435.00	125	18,892,625	11,250
Russell 2000 Index, Expires 11/02/2018, Strike Price $1,440.00	100	15,114,100	10,750
Russell 2000 Index, Expires 11/02/2018, Strike Price $1,445.00	103	15,567,523	13,133
Russell 2000 Index, Expires 11/02/2018, Strike Price $1,450.00	75	11,335,575	11,438
Russell 2000 Index, Expires 11/02/2018, Strike Price $1,455.00	50	7,557,050	9,375
Russell 2000 Index, Expires 11/02/2018, Strike Price $1,460.00	25	3,778,525	5,625
Russell 2000 Index, Expires 11/02/2018, Strike Price $1,465.00	25	3,778,525	6,875
Russell 2000 Index, Expires 11/09/2018, Strike Price $1,455.00	45	6,801,345	44,235
Russell 2000 Index, Expires 11/09/2018, Strike Price $1,460.00	249	37,634,109	265,683
Russell 2000 Index, Expires 11/09/2018, Strike Price $1,465.00	245	37,029,545	262,150
Russell 2000 Index, Expires 11/09/2018, Strike Price $1,470.00	270	40,808,070	318,600
Russell 2000 Index, Expires 11/09/2018, Strike Price $1,475.00	249	37,634,109	326,190
Russell 2000 Index, Expires 11/09/2018, Strike Price $1,480.00	245	37,029,545	347,900
Russell 2000 Index, Expires 11/09/2018, Strike Price $1,485.00	20	3,022,820	27,200
S&P 500 Index, Expires 11/02/2018, Strike Price $2,610.00	25	6,779,350	5,500
S&P 500 Index, Expires 11/02/2018, Strike Price $2,615.00	50	13,558,700	12,500
S&P 500 Index, Expires 11/02/2018, Strike Price $2,620.00	50	13,558,700	14,000
S&P 500 Index, Expires 11/02/2018, Strike Price $2,625.00	37	10,033,438	11,655
S&P 500 Index, Expires 11/02/2018, Strike Price $2,630.00	25	6,779,350	9,000
S&P 500 Index, Expires 11/02/2018, Strike Price $2,635.00	50	13,558,700	20,000
S&P 500 Index, Expires 11/02/2018, Strike Price $2,640.00	75	20,338,050	34,125
S&P 500 Index, Expires 11/02/2018, Strike Price $2,645.00	200	54,234,800	102,000
S&P 500 Index, Expires 11/02/2018, Strike Price $2,650.00	250	67,793,500	141,250
S&P 500 Index, Expires 11/02/2018, Strike Price $2,655.00	275	74,572,850	177,375
S&P 500 Index, Expires 11/02/2018, Strike Price $2,660.00	225	61,014,150	163,125
S&P 500 Index, Expires 11/02/2018, Strike Price $2,665.00	175	47,455,450	142,625
S&P 500 Index, Expires 11/02/2018, Strike Price $2,670.00	75	20,338,050	69,000
S&P 500 Index, Expires 11/02/2018, Strike Price $2,675.00	25	6,779,350	25,625

The accompanying Notes to the Consolidated Financial Statements are an integral part of these Consolidated Financial Statements.	(Continued)

Stone Ridge Funds	Annual Report	October 31, 2018

Consolidated Schedule of Investments	as of October 31, 2018

STONE RIDGE ALL ASSET VARIANCE RISK PREMIUM FUND

DESCRIPTION	NUMBER OF CONTRACTS	NOTIONAL AMOUNT USD	FAIR VALUE
S&P 500 Index, Expires 11/02/2018, Strike Price $2,680.00	25	$6,779,350	$28,000
S&P 500 Index, Expires 11/02/2018, Strike Price $2,685.00	50	13,558,700	62,600
S&P 500 Index, Expires 11/02/2018, Strike Price $2,690.00	25	6,779,350	34,950
S&P 500 Index, Expires 11/02/2018, Strike Price $2,695.00	25	6,779,350	37,075
S&P 500 Index, Expires 11/05/2018, Strike Price $2,550.00	80	21,693,920	13,200
S&P 500 Index, Expires 11/05/2018, Strike Price $2,560.00	100	27,117,400	19,000
S&P 500 Index, Expires 11/05/2018, Strike Price $2,565.00	125	33,896,750	25,313
S&P 500 Index, Expires 11/05/2018, Strike Price $2,570.00	100	27,117,400	21,750
S&P 500 Index, Expires 11/05/2018, Strike Price $2,575.00	25	6,779,350	5,938
S&P 500 Index, Expires 11/05/2018, Strike Price $2,580.00	25	6,779,350	6,375
S&P 500 Index, Expires 11/05/2018, Strike Price $2,585.00	50	13,558,700	14,000
S&P 500 Index, Expires 11/05/2018, Strike Price $2,590.00	25	6,779,350	7,563
S&P 500 Index, Expires 11/05/2018, Strike Price $2,665.00	40	10,846,960	47,600
S&P 500 Index, Expires 11/05/2018, Strike Price $2,670.00	110	29,829,140	143,550
S&P 500 Index, Expires 11/05/2018, Strike Price $2,675.00	235	63,725,890	337,225
S&P 500 Index, Expires 11/05/2018, Strike Price $2,680.00	265	71,861,110	262,350
S&P 500 Index, Expires 11/05/2018, Strike Price $2,685.00	195	52,878,930	223,275
S&P 500 Index, Expires 11/05/2018, Strike Price $2,690.00	175	47,455,450	308,000
S&P 500 Index, Expires 11/05/2018, Strike Price $2,695.00	75	20,338,050	126,750
S&P 500 Index, Expires 11/09/2018, Strike Price $2,550.00	25	6,779,350	16,625
S&P 500 Index, Expires 11/09/2018, Strike Price $2,555.00	25	6,779,350	17,500
S&P 500 Index, Expires 11/09/2018, Strike Price $2,560.00	152	41,218,448	113,240
S&P 500 Index, Expires 11/09/2018, Strike Price $2,565.00	155	42,031,970	121,675
S&P 500 Index, Expires 11/09/2018, Strike Price $2,570.00	145	39,320,230	120,350
S&P 500 Index, Expires 11/09/2018, Strike Price $2,575.00	145	39,320,230	127,600
S&P 500 Index, Expires 11/09/2018, Strike Price $2,580.00	175	47,455,450	163,625
S&P 500 Index, Expires 11/09/2018, Strike Price $2,585.00	200	54,234,800	197,000
S&P 500 Index, Expires 11/09/2018, Strike Price $2,590.00	125	33,896,750	130,625
S&P 500 Index, Expires 11/09/2018, Strike Price $2,595.00	125	33,896,750	138,125
S&P 500 Index, Expires 11/09/2018, Strike Price $2,600.00	150	40,676,100	176,250
S&P 500 Index, Expires 11/09/2018, Strike Price $2,605.00	100	27,117,400	124,000
S&P 500 Index, Expires 11/09/2018, Strike Price $2,610.00	50	13,558,700	65,750
S&P 500 Index, Expires 11/09/2018, Strike Price $2,615.00	25	6,779,350	34,875
S&P 500 Index, Expires 11/09/2018, Strike Price $2,620.00	25	6,779,350	37,000
S&P 500 Index, Expires 11/12/2018, Strike Price $2,605.00	15	4,067,610	19,500
S&P 500 Index, Expires 11/12/2018, Strike Price $2,610.00	30	8,135,220	42,420
S&P 500 Index, Expires 11/12/2018, Strike Price $2,615.00	60	16,270,440	94,800
S&P 500 Index, Expires 11/12/2018, Strike Price $2,620.00	100	27,117,400	156,000
S&P 500 Index, Expires 11/12/2018, Strike Price $2,625.00	162	43,930,188	257,580
S&P 500 Index, Expires 11/12/2018, Strike Price $2,630.00	245	66,437,630	410,375
S&P 500 Index, Expires 11/12/2018, Strike Price $2,635.00	290	78,640,460	475,600
S&P 500 Index, Expires 11/12/2018, Strike Price $2,640.00	280	75,928,720	484,400
S&P 500 Index, Expires 11/12/2018, Strike Price $2,645.00	275	74,572,850	500,500
S&P 500 Index, Expires 11/12/2018, Strike Price $2,650.00	210	56,946,540	464,100
S&P 500 Index, Expires 11/12/2018, Strike Price $2,655.00	105	28,473,270	181,650
S&P 500 Index, Expires 11/12/2018, Strike Price $2,660.00	30	8,135,220	54,540
Silver Future, December 2018 Settlement, Expires 11/27/2018, Strike Price $13.90	44	3,141,600	24,420
Silver Future, December 2018 Settlement, Expires 11/27/2018, Strike Price $13.95	65	4,641,000	40,625
Silver Future, December 2018 Settlement, Expires 11/27/2018, Strike Price $14.00	90	6,426,000	63,450
Silver Future, December 2018 Settlement, Expires 11/27/2018, Strike Price $14.05	90	6,426,000	71,550
Silver Future, December 2018 Settlement, Expires 11/27/2018, Strike Price $14.10	150	10,710,000	133,500
Silver Future, December 2018 Settlement, Expires 11/27/2018, Strike Price $14.15	200	14,280,000	199,000
Silver Future, December 2018 Settlement, Expires 11/27/2018, Strike Price $14.20	256	18,278,400	282,880
Silver Future, December 2018 Settlement, Expires 11/27/2018, Strike Price $14.25	225	16,065,000	275,625
Silver Future, December 2018 Settlement, Expires 11/27/2018, Strike Price $14.30	227	16,207,800	306,450
Silver Future, December 2018 Settlement, Expires 11/27/2018, Strike Price $14.35	188	13,423,200	279,180
Silver Future, December 2018 Settlement, Expires 11/27/2018, Strike Price $14.40	50	3,570,000	81,500
Silver Future, December 2018 Settlement, Expires 11/27/2018, Strike Price $14.50	50	3,570,000	97,000

The accompanying Notes to the Consolidated Financial Statements are an integral part of these Consolidated Financial Statements.	(Continued)

Stone Ridge Funds	Annual Report	October 31, 2018

Consolidated Schedule of Investments	as of October 31, 2018

STONE RIDGE ALL ASSET VARIANCE RISK PREMIUM FUND

DESCRIPTION	NUMBER OF CONTRACTS	NOTIONAL AMOUNT USD	FAIR VALUE
Soybean Future, January 2019 Settlement, Expires 11/02/2018, Strike Price $860.00	100	$4,258,750	$48,750
Soybean Future, January 2019 Settlement, Expires 11/23/2018, Strike Price $800.00	29	1,235,038	1,631
Soybean Future, January 2019 Settlement, Expires 11/23/2018, Strike Price $810.00	57	2,427,488	4,988
Soybean Future, January 2019 Settlement, Expires 11/23/2018, Strike Price $820.00	400	17,035,000	57,500
Soybean Future, January 2019 Settlement, Expires 11/23/2018, Strike Price $830.00	500	21,293,750	115,625
Soybean Future, January 2019 Settlement, Expires 11/23/2018, Strike Price $840.00	500	21,293,750	187,500
Soybean Future, January 2019 Settlement, Expires 11/23/2018, Strike Price $850.00	499	21,251,163	290,044
Soybean Future, January 2019 Settlement, Expires 11/23/2018, Strike Price $860.00	373	15,885,138	319,381
Soybean Future, January 2019 Settlement, Expires 11/23/2018, Strike Price $870.00	9	383,288	10,800
Soybean Future, January 2019 Settlement, Expires 12/21/2018, Strike Price $810.00	50	2,129,375	13,302
Soybean Future, January 2019 Settlement, Expires 12/21/2018, Strike Price $820.00	475	20,229,063	151,406
Soybean Future, January 2019 Settlement, Expires 12/21/2018, Strike Price $830.00	500	21,293,750	228,125
Soybean Future, January 2019 Settlement, Expires 12/21/2018, Strike Price $840.00	500	21,293,750	318,750
Soybean Future, January 2019 Settlement, Expires 12/21/2018, Strike Price $850.00	364	15,501,850	316,225
Soybean Future, January 2019 Settlement, Expires 12/21/2018, Strike Price $860.00	121	5,153,088	138,394
Soybean Future, January 2019 Settlement, Expires 12/21/2018, Strike Price $870.00	96	4,088,400	141,000
Soybean Future, March 2019 Settlement, Expires 01/25/2019, Strike Price $810.00	25	1,081,250	7,745
Soybean Future, March 2019 Settlement, Expires 01/25/2019, Strike Price $820.00	125	5,406,250	45,313
Soybean Future, March 2019 Settlement, Expires 01/25/2019, Strike Price $830.00	150	6,487,500	74,063
Soybean Future, March 2019 Settlement, Expires 01/25/2019, Strike Price $840.00	150	6,487,500	97,500
Sugar Future, March 2019 Settlement, Expires 11/15/2018, Strike Price $10.00	360	5,318,208	4,032
Sugar Future, March 2019 Settlement, Expires 11/15/2018, Strike Price $10.50	115	1,698,872	1,288
Sugar Future, March 2019 Settlement, Expires 11/15/2018, Strike Price $11.00	1,015	14,994,392	11,368
Sugar Future, March 2019 Settlement, Expires 11/15/2018, Strike Price $11.25	100	1,477,280	1,120
Sugar Future, March 2019 Settlement, Expires 11/15/2018, Strike Price $11.50	1,250	18,466,000	14,000
Sugar Future, March 2019 Settlement, Expires 11/15/2018, Strike Price $11.75	100	1,477,280	2,240
Sugar Future, March 2019 Settlement, Expires 11/15/2018, Strike Price $12.00	100	1,477,280	4,480
Sugar Future, March 2019 Settlement, Expires 11/15/2018, Strike Price $12.75	347	5,126,162	66,069
Sugar Future, March 2019 Settlement, Expires 11/15/2018, Strike Price $13.00	333	4,919,342	96,970
Sugar Future, March 2019 Settlement, Expires 11/15/2018, Strike Price $13.25	344	5,081,843	146,406
Sugar Future, March 2019 Settlement, Expires 11/15/2018, Strike Price $13.50	351	5,185,253	208,354
Sugar Future, March 2019 Settlement, Expires 11/15/2018, Strike Price $13.75	50	738,640	39,200
Sugar Future, March 2019 Settlement, Expires 12/17/2018, Strike Price $11.50	200	2,954,560	15,680
Sugar Future, March 2019 Settlement, Expires 12/17/2018, Strike Price $12.25	225	3,323,880	50,400
Sugar Future, March 2019 Settlement, Expires 12/17/2018, Strike Price $12.50	400	5,909,120	120,960
Sugar Future, March 2019 Settlement, Expires 12/17/2018, Strike Price $12.75	350	5,170,480	141,120
Sugar Future, March 2019 Settlement, Expires 12/17/2018, Strike Price $13.00	300	4,431,840	157,920
Sugar Future, March 2019 Settlement, Expires 12/17/2018, Strike Price $13.25	75	1,107,960	49,560
Sugar Future, March 2019 Settlement, Expires 12/17/2018, Strike Price $13.50	75	1,107,960	62,160
U.S. Treasury 10-Year Note Future, December 2018 Settlement, Expires 11/23/2018, Strike Price $117.00	10	1,184,375	781
U.S. Treasury 10-Year Note Future, December 2018 Settlement, Expires 11/23/2018, Strike Price $117.50	600	71,062,500	93,750
U.S. Treasury 10-Year Note Future, December 2018 Settlement, Expires 11/23/2018, Strike Price $117.75	73	8,645,938	15,969
U.S. Treasury 10-Year Note Future, December 2018 Settlement, Expires 11/23/2018, Strike Price $118.00	600	71,062,500	178,125
U.S. Treasury 10-Year Note Future, December 2018 Settlement, Expires 11/23/2018, Strike Price $118.25	130	15,396,875	50,781
U.S. Treasury 10-Year Note Future, December 2018 Settlement, Expires 11/23/2018, Strike Price $118.50	600	71,062,500	309,375
U.S. Treasury 10-Year Note Future, December 2018 Settlement, Expires 11/23/2018, Strike Price $119.00	477	56,494,688	395,016
U.S. Treasury 10-Year Note Future, December 2018 Settlement, Expires 11/23/2018, Strike Price $119.50	500	59,218,750	601,563
U.S. Treasury 10-Year Note Future, March 2019 Settlement, Expires 12/21/2018, Strike Price $117.00	31	3,659,860	9,203
U.S. Treasury 10-Year Note Future, March 2019 Settlement, Expires 12/21/2018, Strike Price $117.50	600	70,836,000	262,500

The accompanying Notes to the Consolidated Financial Statements are an integral part of these Consolidated Financial Statements.	(Continued)

Stone Ridge Funds	Annual Report	October 31, 2018

Consolidated Schedule of Investments	as of October 31, 2018

STONE RIDGE ALL ASSET VARIANCE RISK PREMIUM FUND

DESCRIPTION	NUMBER OF CONTRACTS	NOTIONAL AMOUNT USD	FAIR VALUE
U.S. Treasury 10-Year Note Future, March 2019 Settlement, Expires 12/21/2018, Strike Price $118.00	600	$70,836,000	$384,375
U.S. Treasury 10-Year Note Future, March 2019 Settlement, Expires 01/25/2019, Strike Price $117.00	230	27,153,800	100,625
U.S. Treasury 10-Year Note Future, March 2019 Settlement, Expires 01/25/2019, Strike Price $117.50	526	62,099,560	320,531
U.S. Treasury 10-Year Note Future, March 2019 Settlement, Expires 01/25/2019, Strike Price $118.00	230	27,153,800	186,875
U.S. Treasury Long Bond Future, December 2018 Settlement, Expires 11/23/2018, Strike Price $136.50	219	30,250,470	109,500
U.S. Treasury Long Bond Future, December 2018 Settlement, Expires 11/23/2018, Strike Price $137.00	600	82,878,000	384,375
U.S. Treasury Long Bond Future, December 2018 Settlement, Expires 11/23/2018, Strike Price $137.50	130	17,956,900	105,625
U.S. Treasury Long Bond Future, December 2018 Settlement, Expires 11/23/2018, Strike Price $138.00	600	82,878,000	618,750
U.S. Treasury Long Bond Future, December 2018 Settlement, Expires 11/23/2018, Strike Price $139.00	600	82,878,000	937,500
U.S. Treasury Long Bond Future, December 2018 Settlement, Expires 11/23/2018, Strike Price $140.00	526	72,656,380	1,183,500
U.S. Treasury Long Bond Future, December 2018 Settlement, Expires 11/23/2018, Strike Price $141.00	500	69,065,000	1,539,063
U.S. Treasury Long Bond Future, December 2018 Settlement, Expires 11/23/2018, Strike Price $142.00	500	69,065,000	1,992,188
U.S. Treasury Long Bond Future, December 2018 Settlement, Expires 11/23/2018, Strike Price $143.00	500	69,065,000	2,468,750
U.S. Treasury Long Bond Future, March 2019 Settlement, Expires 12/21/2018, Strike Price $135.00	508	69,677,280	365,125
U.S. Treasury Long Bond Future, March 2019 Settlement, Expires 12/21/2018, Strike Price $136.00	600	82,296,000	609,375
U.S. Treasury Long Bond Future, March 2019 Settlement, Expires 12/21/2018, Strike Price $137.00	600	82,296,000	834,375
U.S. Treasury Long Bond Future, March 2019 Settlement, Expires 01/25/2019, Strike Price $135.00	230	31,546,800	244,375
U.S. Treasury Long Bond Future, March 2019 Settlement, Expires 01/25/2019, Strike Price $136.00	535	73,380,600	735,625
U.S. Treasury Long Bond Future, March 2019 Settlement, Expires 01/25/2019, Strike Price $137.00	430	58,978,800	759,219
Wheat Future, December 2018 Settlement, Expires 11/23/2018, Strike Price $470.00	25	625,625	3,057
Wheat Future, December 2018 Settlement, Expires 11/23/2018, Strike Price $475.00	160	4,004,000	17,000
Wheat Future, December 2018 Settlement, Expires 11/23/2018, Strike Price $480.00	500	12,512,500	78,125
Wheat Future, December 2018 Settlement, Expires 11/23/2018, Strike Price $485.00	500	12,512,500	112,500
Wheat Future, December 2018 Settlement, Expires 11/23/2018, Strike Price $490.00	675	16,891,875	210,938
Wheat Future, December 2018 Settlement, Expires 11/23/2018, Strike Price $495.00	500	12,512,500	209,375
Wheat Future, December 2018 Settlement, Expires 11/23/2018, Strike Price $500.00	700	17,517,500	385,000
Wheat Future, December 2018 Settlement, Expires 11/23/2018, Strike Price $505.00	448	11,211,200	313,600
Wheat Future, December 2018 Settlement, Expires 11/23/2018, Strike Price $510.00	356	8,908,900	307,050
Wheat Future, December 2018 Settlement, Expires 11/23/2018, Strike Price $515.00	212	5,305,300	221,275
Wheat Future, December 2018 Settlement, Expires 11/23/2018, Strike Price $520.00	12	300,300	14,850
Wheat Future, March 2019 Settlement, Expires 12/21/2018, Strike Price $480.00	25	645,000	4,463
Wheat Future, March 2019 Settlement, Expires 12/21/2018, Strike Price $485.00	75	1,935,000	17,452
Wheat Future, March 2019 Settlement, Expires 12/21/2018, Strike Price $490.00	125	3,225,000	28,906
Wheat Future, March 2019 Settlement, Expires 12/21/2018, Strike Price $495.00	390	10,062,000	119,438
Wheat Future, March 2019 Settlement, Expires 12/21/2018, Strike Price $500.00	300	7,740,000	120,000
Wheat Future, March 2019 Settlement, Expires 12/21/2018, Strike Price $505.00	285	7,353,000	142,500
Wheat Future, March 2019 Settlement, Expires 12/21/2018, Strike Price $510.00	150	3,870,000	93,750

TOTAL PUT OPTIONS (Premiums Received $86,141,989)			101,299,883

The accompanying Notes to the Consolidated Financial Statements are an integral part of these Consolidated Financial Statements.	(Continued)

Stone Ridge Funds	Annual Report	October 31, 2018

Consolidated Schedule of Investments	as of October 31, 2018

STONE RIDGE ALL ASSET VARIANCE RISK PREMIUM FUND

	COUNTERPARTY (a)	NOTIONAL AMOUNT	NOTIONAL AMOUNT USD	FAIR VALUE
OTC CALL OPTIONS
Brazilian Real, Expires 11/29/2018, Strike Price $3.71	A	100,000,000	$100,000,000	$1,891,700
Brazilian Real, Expires 11/29/2018, Strike Price $4.06	A	150,000,000	150,000,000	220,150
Chilean Peso, Expires 11/08/2018, Strike Price $683.00	A	50,000,000	50,000,000	1,005,550
Chilean Peso, Expires 11/08/2018, Strike Price $683.41	A	50,000,000	50,000,000	980,600
Indian Rupee, Expires 11/01/2018, Strike Price $74.00	A	150,000,000	150,000,000	355,950
Mexican Peso, Expires 11/07/2018, Strike Price $19.11	B	100,000,000	100,000,000	5,969,000
Mexican Peso, Expires 11/08/2018, Strike Price $19.20	B	100,000,000	100,000,000	5,595,200
Mexican Peso, Expires 11/09/2018, Strike Price $19.25	B	350,000,000	350,000,000	18,805,850
Mexican Peso, Expires 11/28/2018, Strike Price $20.00	B	300,000,000	300,000,000	8,405,400
Mexican Peso, Expires 11/29/2018, Strike Price $20.19	E	50,000,000	50,000,000	1,164,400
Mexican Peso, Expires 11/30/2018, Strike Price $20.80	B	100,000,000	100,000,000	986,200
Mexican Peso, Expires 12/03/2018, Strike Price $20.26	A	50,000,000	50,000,000	912,500
Mexican Peso, Expires 12/17/2018, Strike Price $19.45	B	150,000,000	150,000,000	7,973,250
Mexican Peso, Expires 12/20/2018, Strike Price $19.75	B	200,000,000	200,000,000	8,589,200
Polish Zloty, Expires 11/28/2018, Strike Price EUR 4.60	B	150,000,000	169,896,590	30,751
Russian Ruble, Expires 11/14/2018, Strike Price $67.50	A	100,000,000	100,000,000	387,200
Russian Ruble, Expires 12/06/2018, Strike Price $70.00	A	50,000,000	50,000,000	222,300
Russian Ruble, Expires 12/06/2018, Strike Price $70.00	A	50,000,000	50,000,000	222,300
Russian Ruble, Expires 12/07/2018, Strike Price $67.05	A	50,000,000	50,000,000	630,350
Russian Ruble, Expires 12/21/2018, Strike Price $66.07	A	150,000,000	150,000,000	3,238,800
South African Rand, Expires 11/21/2018, Strike Price $15.10	A	100,000,000	100,000,000	1,103,000
South Korean Won, Expires 11/01/2018, Strike Price $1,135.00	A	50,000,000	50,000,000	288,750
South Korean Won, Expires 11/09/2018, Strike Price $1,128.50	A	60,000,000	60,000,000	745,080
South Korean Won, Expires 12/07/2018, Strike Price $1,155.00	A	100,000,000	100,000,000	640,200
Taiwan New Dollar, Expires 11/01/2018, Strike Price $31.00	A	70,000,000	70,000,000	42,910
Taiwan New Dollar, Expires 11/02/2018, Strike Price $30.75	A	100,000,000	100,000,000	657,100
Turkish Lira, Expires 11/08/2018, Strike Price $5.68	B	310,000,000	310,000,000	2,892,300

TOTAL OTC CALL OPTIONS (Premiums Received $43,153,550)				73,955,991

OTC PUT OPTIONS
Brazilian Real, Expires 11/09/2018, Strike Price $3.55	A	75,000,000	75,000,000	17,850
Brazilian Real, Expires 11/09/2018, Strike Price $3.70	A	150,000,000	150,000,000	1,477,200
Brazilian Real, Expires 12/05/2018, Strike Price $3.60	A	200,000,000	200,000,000	910,800
Brazilian Real, Expires 12/13/2018, Strike Price $3.76	A	100,000,000	100,000,000	2,388,900
Brazilian Real, Expires 12/14/2018, Strike Price $3.74	A	50,000,000	50,000,000	1,078,750
Brazilian Real, Expires 12/17/2018, Strike Price $3.50	A	300,000,000	300,000,000	549,600
Brazilian Real, Expires 12/20/2018, Strike Price $3.71	A	25,000,000	25,000,000	428,825
Brazilian Real, Expires 12/21/2018, Strike Price $3.65	A	400,000,000	400,000,000	4,329,601
Brazilian Real, Expires 12/21/2018, Strike Price $3.70	A	200,000,000	200,000,000	3,291,201
Colombian Peso, Expires 11/21/2018, Strike Price $2,947.05	A	75,000,000	75,000,000	2,475
Colombian Peso, Expires 11/21/2018, Strike Price $2,975.00	A	75,000,000	75,000,000	4,950
Mexican Peso, Expires 11/07/2018, Strike Price $19.11	B	100,000,000	100,000,000	3,700
Mexican Peso, Expires 11/21/2018, Strike Price $19.00	B	100,000,000	100,000,000	36,500
Mexican Peso, Expires 11/21/2018, Strike Price $19.40	B	200,000,000	200,000,000	291,800
Mexican Peso, Expires 12/03/2018, Strike Price $20.26	A	50,000,000	50,000,000	912,500
Mexican Peso, Expires 12/13/2018, Strike Price $19.13	B	100,000,000	100,000,000	164,800
Mexican Peso, Expires 12/13/2018, Strike Price $19.40	B	200,000,000	200,000,000	644,600
Mexican Peso, Expires 12/21/2018, Strike Price $18.70	B	150,000,000	150,000,000	104,850
Mexican Peso, Expires 01/23/2019, Strike Price $19.68	B	100,000,000	100,000,000	1,001,900
Norwegian Krone, Expires 11/09/2018, Strike Price EUR 9.55	B	140,000,000	158,570,150	520,676
Polish Zloty, Expires 11/01/2018, Strike Price EUR 4.30	B	100,000,000	113,264,393	—
Polish Zloty, Expires 11/13/2018, Strike Price EUR 4.32	B	150,000,000	169,896,590	255,694
Russian Ruble, Expires 11/08/2018, Strike Price $66.80	A	100,000,000	100,000,000	1,617,900
South African Rand, Expires 11/07/2018, Strike Price $14.00	B	100,000,000	100,000,000	14,800
South African Rand, Expires 11/07/2018, Strike Price $14.70	B	100,000,000	100,000,000	826,400
South African Rand, Expires 11/09/2018, Strike Price $14.75	B	150,000,000	150,000,000	1,649,700

The accompanying Notes to the Consolidated Financial Statements are an integral part of these Consolidated Financial Statements.	(Continued)

Stone Ridge Funds	Annual Report	October 31, 2018

Consolidated Schedule of Investments	as of October 31, 2018

STONE RIDGE ALL ASSET VARIANCE RISK PREMIUM FUND

	COUNTERPARTY (a)	NOTIONAL AMOUNT	NOTIONAL AMOUNT USD	FAIR VALUE
South African Rand, Expires 11/29/2018, Strike Price $14.50	A	200,000,000	$200,000,000	$1,886,000
South Korean Won, Expires 11/13/2018, Strike Price $1,135.00	A	50,000,000	50,000,000	206,150
South Korean Won, Expires 12/07/2018, Strike Price $1,125.00	A	100,000,000	100,000,000	491,500
Swedish Krona, Expires 11/01/2018, Strike Price EUR 10.29	B	100,000,000	113,264,393	4,417
Swedish Krona, Expires 11/02/2018, Strike Price EUR 10.48	B	100,000,000	113,264,393	1,217,026
Swedish Krona, Expires 12/20/2018, Strike Price EUR 10.38	B	150,000,000	169,896,590	1,720,869
Swedish Krona, Expires 11/22/2018, Strike Price NOK 1.09	B	300,000,000	35,588,033	302,854
Taiwan New Dollar, Expires 11/09/2018, Strike Price $30.97	A	40,000,000	40,000,000	155,200
Taiwan New Dollar, Expires 12/24/2018, Strike Price $30.30	A	40,000,000	40,000,000	79,320
Turkish Lira, Expires 11/05/2018, Strike Price $5.85	B	70,000,000	70,000,000	3,122,630

TOTAL OTC PUT OPTIONS (Premiums Received $57,018,750)				31,711,938

PAYER SWAPTIONS
CDX.HY, (5.000%), Quarterly, Expires: 11/21/2018, Strike Price: $101.00	F	500,000,000	500,000,000	297,500
CDX.HY, (5.000%), Quarterly, Expires: 11/21/2018, Strike Price: $105.00	B	500,000,000	500,000,000	1,984,500
CDX.HY, (5.000%), Quarterly, Expires: 11/21/2018, Strike Price: $105.00	G	500,000,000	500,000,000	2,443,500
CDX.HY, (5.000%), Quarterly, Expires: 11/21/2018, Strike Price: $105.00	A	1,000,000,000	1,000,000,000	4,887,000
CDX.HY, (5.000%), Quarterly, Expires: 11/21/2018, Strike Price: $105.50	C	250,000,000	250,000,000	2,054,750
CDX.HY, (5.000%), Quarterly, Expires: 11/21/2018, Strike Price: $106.00	C	100,000,000	100,000,000	696,000
CDX.HY, (5.000%), Quarterly, Expires: 11/21/2018, Strike Price: $106.00	D	200,000,000	200,000,000	2,271,600
CDX.HY, (5.000%), Quarterly, Expires: 11/21/2018, Strike Price: $106.50	C	200,000,000	200,000,000	1,951,600
CDX.HY, (5.000%), Quarterly, Expires: 12/19/2018, Strike Price: $103.50	C	500,000,000	500,000,000	2,582,500
CDX.HY, (5.000%), Quarterly, Expires: 12/19/2018, Strike Price: $104.00	C	200,000,000	200,000,000	1,247,400
CDX.HY, (5.000%), Quarterly, Expires: 12/19/2018, Strike Price: $104.00	D	200,000,000	200,000,000	1,247,400
CDX.HY, (5.000%), Quarterly, Expires: 12/19/2018, Strike Price: $104.50	D	500,000,000	500,000,000	3,806,500
CDX.HY, (5.000%), Quarterly, Expires: 12/19/2018, Strike Price: $105.00	G	250,000,000	250,000,000	2,354,000
CDX.HY, (5.000%), Quarterly, Expires: 12/19/2018, Strike Price: $105.00	E	125,000,000	125,000,000	1,177,000
CDX.HY, (5.000%), Quarterly, Expires: 12/19/2018, Strike Price: $105.00	A	1,000,000,000	1,000,000,000	9,416,000
CDX.IG, (1.000%), Quarterly, Expires: 11/21/2018, Strike Price: $65.00	C	1,000,000,000	1,000,000,000	1,103,000
CDX.IG, (1.000%), Quarterly, Expires: 11/21/2018, Strike Price: $65.00	B	750,000,000	750,000,000	1,981,500
CDX.IG, (1.000%), Quarterly, Expires: 11/21/2018, Strike Price: $77.50	G	1,000,000,000	1,000,000,000	503,000
CDX.IG, (1.000%), Quarterly, Expires: 12/19/2018, Strike Price: $70.00	G	2,500,000,000	2,500,000,000	5,412,500
CDX.IG, (1.000%), Quarterly, Expires: 12/19/2018, Strike Price: $70.00	B	1,000,000,000	1,000,000,000	2,165,000
CDX.IG, (1.000%), Quarterly, Expires: 12/19/2018, Strike Price: $75.00	D	1,000,000,000	1,000,000,000	1,418,000

TOTAL PAYER SWAPTIONS (Premiums Received $59,348,000)				51,000,250

RECEIVER SWAPTIONS
CDX.HY, (5.000%), Quarterly, Expires 11/21/2018, Strike Price $107.00	A	1,000,000,000	1,000,000,000	235,000

TOTAL RECEIVER SWAPTIONS (Premiums Received $2,400,000)				235,000

TOTAL WRITTEN OPTIONS (Premiums Received $344,220,532)				$308,588,659

(a)	See Note 2.

Open Futures Contracts

DESCRIPTION	NUMBER OF CONTRACTS	NOTIONAL VALUE	VALUE/UNREALIZED APPRECIATION (DEPRECIATION)
FUTURES CONTRACTS SOLD
Australian Dollar, December 2018 Settlement	972	$68,788,440	$(121,380)
Brent Crude, January 2019 Settlement	1	75,040	1,308
British Pound, December 2018 Settlement	2,757	220,491,075	1,154,414

The accompanying Notes to the Consolidated Financial Statements are an integral part of these Consolidated Financial Statements.	(Continued)

Stone Ridge Funds	Annual Report	October 31, 2018

Consolidated Schedule of Investments	as of October 31, 2018

STONE RIDGE ALL ASSET VARIANCE RISK PREMIUM FUND

DESCRIPTION	NUMBER OF CONTRACTS	NOTIONAL VALUE	VALUE/UNREALIZED APPRECIATION (DEPRECIATION)
Canadian Dollar, December 2018 Settlement	901	$68,471,500	$206,988
Cocoa, December 2018 Settlement	177	3,954,180	(373,209)
Copper, December 2018 Settlement	123	8,176,425	7,452
Copper, March 2019 Settlement	6	401,700	2,537
Cotton No. 2, December 2018 Settlement	3,108	119,440,440	104,088
Euro FX, December 2018 Settlement	1,130	160,396,250	709,935
Globex Natural Gas, December 2018 Settlement	488	15,913,700	(390,151)
Globex Natural Gas, January 2019 Settlement	21	693,400	3,675
Gold 100 Oz., December 2018 Settlement	331	40,216,500	105,751
Henry Hub Natural Gas, December 2018 Settlement	42	342,400	(6,475)
Japanese Yen, December 2018 Settlement	13	1,442,275	1,236
Silver, December 2018 Settlement	224	15,995,850	(19,423)
U.S. Treasury 10-Year Note, December 2018 Settlement	1,067	126,372,810	(368,682)
U.S. Treasury Long Bond, December 2018 Settlement	2,232	308,295,000	(648,751)
Wheat, December 2018 Settlement	1,306	32,682,650	(739,726)
WTI Crude, December 2018 Settlement	4,319	282,073,890	6,460,310

TOTAL FUTURES CONTRACTS SOLD		$1,474,223,525	$6,089,897

FUTURES CONTRACTS PURCHASED
CBOE Volatility Index, November 2018 Settlement	660	$13,381,500	$(77,929)
Cocoa, December 2018 Settlement	306	6,629,641	147,992
Coffee ‘C’, December 2018 Settlement	727	30,724,838	(2,134,665)
Coffee ‘C’, March 2019 Settlement	100	4,366,875	(105,676)
Coffee Robusta, January 2019 Settlement	275	4,606,250	(147,795)
Corn, December 2018 Settlement	1,197	21,740,513	(533,314)
Lean Hogs, December 2018 Settlement	148	3,460,240	(39,890)
Live Cattle, December 2018 Settlement	30	1,403,400	(28,824)
NASDAQ 100 E-mini Index, December 2018 Settlement	2	279,020	(1,024)
Natural Gas, December 2018 Settlement	2,390	77,937,900	(1,104,911)
Russell 2000 Mini Index, December 2018 Settlement	1,990	150,434,050	216,562
S&P500 E-mini Index, December 2018 Settlement	2,518	341,327,490	(192,650)
Soybean, January 2019 Settlement	100	4,258,750	(40,677)
Sugar No. 11, March 2019 Settlement	2,144	31,672,883	(897,629)

TOTAL FUTURES CONTRACTS PURCHASED		$692,223,350	$(4,940,430)

Open Forward Currency Contracts

COUNTERPARTY	FORWARD SETTLEMENT DATE	CURRENCY TO BE RECEIVED	AMOUNT OF CURRENCY TO BE RECEIVED IN LOCAL CURRENCY	CURRENCY TO BE DELIVERED	AMOUNT OF CURRENCY TO BE DELIVERED IN LOCAL CURRENCY	UNREALIZED APPRECIATION (DEPRECIATION)
A	11/05/2018	Brazilian Real	1,653,313,440	U.S. Dollar	448,438,429	$(3,724,375)
A	11/14/2018	Brazilian Real	327,018,470	U.S. Dollar	88,800,000	(1,066,282)
A	12/03/2018	Brazilian Real	282,381,533	U.S. Dollar	74,470,000	1,164,635
A	12/06/2018	Brazilian Real	140,178,994	U.S. Dollar	37,800,000	(262,177)
A	12/07/2018	Brazilian Real	246,292,268	U.S. Dollar	66,800,000	(851,615)
A	12/17/2018	Brazilian Real	193,700,564	U.S. Dollar	51,500,000	327,093
A	12/18/2018	Brazilian Real	96,215,095	U.S. Dollar	25,700,000	41,654
A	12/19/2018	Brazilian Real	305,403,130	U.S. Dollar	84,800,000	(3,097,755)
A	12/24/2018	Brazilian Real	54,114,112	U.S. Dollar	14,600,000	(128,703)
A	12/26/2018	Brazilian Real	1,211,047,807	U.S. Dollar	327,000,000	(3,188,117)
A	11/05/2018	Chilean Peso	12,157,020,000	U.S. Dollar	17,534,754	(67,269)
A	11/13/2018	Chilean Peso	16,680,000,000	U.S. Dollar	25,000,000	(1,031,518)
A	11/26/2018	Colombian Peso	181,026,000,000	U.S. Dollar	60,000,000	(3,841,598)

The accompanying Notes to the Consolidated Financial Statements are an integral part of these Consolidated Financial Statements.	(Continued)

Stone Ridge Funds	Annual Report	October 31, 2018

Consolidated Schedule of Investments	as of October 31, 2018

STONE RIDGE ALL ASSET VARIANCE RISK PREMIUM FUND

COUNTERPARTY	FORWARD SETTLEMENT DATE	CURRENCY TO BE RECEIVED	AMOUNT OF CURRENCY TO BE RECEIVED IN LOCAL CURRENCY	CURRENCY TO BE DELIVERED	AMOUNT OF CURRENCY TO BE DELIVERED IN LOCAL CURRENCY	UNREALIZED APPRECIATION (DEPRECIATION)
A	11/05/2018	Indian Rupee	4,394,680,000	U.S. Dollar	60,000,000	$(605,553)
C	11/05/2018	Mexican Peso	6,310,225,000	U.S. Dollar	320,931,065	(9,330,403)
B	11/05/2018	Mexican Peso	3,543,245,000	U.S. Dollar	174,966,421	—
B	11/08/2018	Mexican Peso	505,702,500	U.S. Dollar	25,000,000	(140,645)
B	11/09/2018	Mexican Peso	971,475,000	U.S. Dollar	50,000,000	(2,251,903)
C	11/14/2018	Mexican Peso	1,893,530,000	U.S. Dollar	100,000,000	(7,008,069)
B	11/14/2018	Mexican Peso	942,405,000	U.S. Dollar	50,000,000	(3,718,156)
B	11/26/2018	Mexican Peso	1,788,059,340	U.S. Dollar	91,400,000	(3,757,878)
B	11/29/2018	Mexican Peso	178,018,750	U.S. Dollar	9,100,000	(378,595)
B	11/30/2018	Mexican Peso	1,618,452,193	U.S. Dollar	83,100,000	(3,822,401)
B	12/04/2018	Mexican Peso	1,057,140,700	U.S. Dollar	53,900,000	(2,153,902)
A	12/05/2018	Mexican Peso	81,040,000	U.S. Dollar	4,000,000	(33,862)
B	12/17/2018	Mexican Peso	2,601,345,625	U.S. Dollar	133,900,000	(6,857,071)
B	12/26/2018	Mexican Peso	508,407,900	U.S. Dollar	26,000,000	(1,209,857)
B	01/25/2019	Mexican Peso	1,009,517,310	U.S. Dollar	51,300,000	(2,317,758)
C	11/13/2018	Norwegian Krone	94,545,000	Euro	10,000,000	(116,372)
B	11/13/2018	Norwegian Krone	665,195,040	Euro	69,600,000	40,095
B	11/05/2018	Polish Zloty	108,659,000	Euro	25,400,000	(459,922)
B	11/15/2018	Polish Zloty	167,182,350	Euro	39,000,000	(642,962)
A	11/09/2018	Russian Ruble	3,722,765,200	U.S. Dollar	55,700,000	749,814
B	11/01/2018	South African Rand	1,459,251,600	U.S. Dollar	99,769,360	(865,450)
B	11/09/2018	South African Rand	2,049,171,530	U.S. Dollar	141,900,000	(3,146,700)
B	11/13/2018	South African Rand	1,193,092,800	U.S. Dollar	80,800,000	(54,999)
A	12/03/2018	South African Rand	773,760,000	U.S. Dollar	52,000,000	231,525
A	11/15/2018	South Korean Won	22,804,000,000	U.S. Dollar	20,000,000	19,313
A	12/11/2018	South Korean Won	55,581,400,000	U.S. Dollar	49,000,000	(166,138)
B	11/05/2018	Swedish Krona	516,217,875	Euro	50,100,000	(335,154)
B	11/06/2018	Swedish Krona	683,957,750	Euro	65,500,000	552,596
B	11/26/2018	Swedish Krona	142,225,320	Norwegian Krone	130,100,000	124,739
B	12/27/2018	Swedish Krona	794,702,890	Euro	76,500,000	236,535
A	11/05/2018	Taiwan New Dollar	430,339,000	U.S. Dollar	14,000,000	(87,804)
A	11/13/2018	Taiwan New Dollar	589,380,000	U.S. Dollar	19,000,000	64,261
A	12/26/2018	Taiwan New Dollar	458,250,000	U.S. Dollar	15,000,000	(124,957)
B	11/06/2018	Turkish Lira	516,465,440	U.S. Dollar	90,600,000	1,463,545
B	11/09/2018	Turkish Lira	268,132,800	U.S. Dollar	48,000,000	(294,690)
A	11/05/2018	U.S. Dollar	445,275,625	Brazilian Real	1,653,313,440	561,571
A	11/14/2018	U.S. Dollar	115,000,000	Brazilian Real	428,108,000	145,611
A	11/29/2018	U.S. Dollar	2,300,000	Brazilian Real	8,497,771	23,194
A	12/03/2018	U.S. Dollar	116,000,000	Brazilian Real	455,542,080	(6,014,916)
A	12/07/2018	U.S. Dollar	50,000,000	Brazilian Real	187,350,000	(165,724)
A	11/05/2018	U.S. Dollar	18,000,000	Chilean Peso	12,157,020,000	532,515
A	11/13/2018	U.S. Dollar	112,600,000	Chilean Peso	77,520,413,000	1,206,318
A	11/26/2018	U.S. Dollar	55,000,000	Colombian Peso	173,381,400,000	1,213,127
A	11/05/2018	U.S. Dollar	108,300,000	Indian Rupee	7,999,552,250	185,420
C	11/05/2018	U.S. Dollar	320,669,597	Mexican Peso	6,310,225,000	9,068,935
B	11/05/2018	U.S. Dollar	185,500,000	Mexican Peso	3,543,245,000	10,533,579
B	11/08/2018	U.S. Dollar	30,600,000	Mexican Peso	597,021,973	1,251,557
E	11/09/2018	U.S. Dollar	50,000,000	Mexican Peso	972,345,950	2,209,096
C	11/09/2018	U.S. Dollar	222,000,000	Mexican Peso	4,452,393,000	3,164,422
B	11/13/2018	U.S. Dollar	92,800,000	Mexican Peso	1,797,602,321	4,504,830
E	11/14/2018	U.S. Dollar	94,000,000	Mexican Peso	1,802,606,070	5,473,376
C	11/14/2018	U.S. Dollar	200,000,000	Mexican Peso	3,860,400,000	10,414,385
B	11/14/2018	U.S. Dollar	199,700,000	Mexican Peso	3,872,351,309	9,527,452
B	11/23/2018	U.S. Dollar	51,100,000	Mexican Peso	996,148,970	2,249,881
B	11/30/2018	U.S. Dollar	137,100,000	Mexican Peso	2,750,294,550	2,380,698

The accompanying Notes to the Consolidated Financial Statements are an integral part of these Consolidated Financial Statements.	(Continued)

Stone Ridge Funds	Annual Report	October 31, 2018

Consolidated Schedule of Investments	as of October 31, 2018

STONE RIDGE ALL ASSET VARIANCE RISK PREMIUM FUND

COUNTERPARTY	FORWARD SETTLEMENT DATE	CURRENCY TO BE RECEIVED	AMOUNT OF CURRENCY TO BE RECEIVED IN LOCAL CURRENCY	CURRENCY TO BE DELIVERED	AMOUNT OF CURRENCY TO BE DELIVERED IN LOCAL CURRENCY	UNREALIZED APPRECIATION (DEPRECIATION)
E	12/03/2018	U.S. Dollar	22,000,000	Mexican Peso	444,070,000	$259,342
B	12/04/2018	U.S. Dollar	31,200,000	Mexican Peso	633,796,800	176,210
B	12/19/2018	U.S. Dollar	49,200,000	Mexican Peso	935,838,120	3,512,152
B	12/24/2018	U.S. Dollar	60,300,000	Mexican Peso	1,158,025,320	3,814,487
B	12/31/2018	U.S. Dollar	11,700,000	Mexican Peso	238,662,450	72,788
A	11/15/2018	U.S. Dollar	28,000,000	Russian Ruble	1,853,040,000	(76,082)
A	12/07/2018	U.S. Dollar	13,500,000	Russian Ruble	890,817,240	41,174
A	12/10/2018	U.S. Dollar	21,600,000	Russian Ruble	1,449,792,000	(296,019)
A	12/24/2018	U.S. Dollar	61,500,000	Russian Ruble	4,063,225,050	238,347
B	11/01/2018	U.S. Dollar	100,200,000	South African Rand	1,459,251,600	1,296,090
B	11/09/2018	U.S. Dollar	29,800,000	South African Rand	430,683,300	637,615
A	11/23/2018	U.S. Dollar	22,000,000	South African Rand	326,370,000	(59,374)
A	11/05/2018	U.S. Dollar	50,000,000	South Korean Won	56,920,000,000	43,883
A	11/13/2018	U.S. Dollar	57,500,000	South Korean Won	65,074,175,000	375,298
A	12/11/2018	U.S. Dollar	24,000,000	South Korean Won	27,230,400,000	75,349
A	11/05/2018	U.S. Dollar	37,000,000	Taiwan New Dollar	1,144,694,000	(6,191)
A	11/06/2018	U.S. Dollar	81,000,000	Taiwan New Dollar	2,492,660,000	410,677
A	12/26/2018	U.S. Dollar	7,000,000	Taiwan New Dollar	216,650,000	(32,576)
B	11/09/2018	U.S. Dollar	140,400,000	Turkish Lira	798,314,400	(1,633,486)

TOTAL OPEN FORWARD CURRENCY CONTRACTS						$5,190,206

(a)	See Note 2.

Credit Default Swaps

COUNTERPARTY (a)	REFERENCE ENTITY	BUY/SELL PROTECTION	(PAY)/ RECEIVE FIXED RATES	TERMINATION DATE	PAYMENT FREQUENCY	NOTIONAL VALUE	VALUE	UPFRONT PREMIUM (RECEIVED)/ PAID	UNREALIZED APPRECIATION/ (DEPRECIATION)
B	CDX.NA.HY.30	Buy	(5.000)%	Jun 20 2023	Quarterly	$267,500,000	$(17,615,780)	$(17,654,539)	$38,759
B	CDX.NA.HY.31	Buy	(5.000)%	Dec 20 2023	Quarterly	2,119,150,000	(124,726,522)	(102,090,793)	(22,635,729)
B	CDX.NA.IG.30	Sell	1.000%	Jun 20 2023	Quarterly	32,290,000	552,073	623,426	(71,353)
B	CDX.NA.IG.31	Buy	(1.000)%	Dec 20 2023	Quarterly	3,893,425,000	(62,454,496)	(55,385,074)	(7,069,422)

TOTAL CREDIT DEFAULT SWAP CONTRACTS									$(29,737,745)

(a)	See Note 2.

Equity Correlation Swaps

DESCRIPTION	COUNTERPARTY (a)	NOTIONAL VALUE	NOTIONAL VALUE USD		VALUE AND UNREALIZED APPRECIATION
EQUITY CORRELATION SWAPS SOLD
Euro Stoxx 50 Index, 01/03/18 - 12/21/18, Strike Price 45%, pay realized rate	C	100,000	$113,264(b	)	$14,446

TOTAL EQUITY CORRELATION SWAPS SOLD					$14,446

(a)	See Note 2.
(b)	Notional value reflects correlation exposure per point times 100.

The accompanying Notes to the Consolidated Financial Statements are an integral part of these Consolidated Financial Statements.	(Continued)

Stone Ridge Funds	Annual Report	October 31, 2018

Consolidated Schedule of Investments	as of October 31, 2018

STONE RIDGE ALL ASSET VARIANCE RISK PREMIUM FUND

Equity Variance Swaps

DESCRIPTION	COUNTERPARTY (a)	NOTIONAL VALUE	NOTIONAL VALUE USD		VALUE AND UNREALIZED APPRECIATION/ (DEPRECIATION)
EQUITY VARIANCE SWAPS SOLD
SPLV5UE Index, 01/09/18 - 01/10/2019, Strike Price 5.70%	B	877,193	$877,193(b	)	$41
Euro Stoxx 50 Index, 01/05/18 - 06/21/19, Strike Price 19.60%	C	255,000	288,824(b	)	3,357

TOTAL EQUITY VARIANCE SWAPS SOLD					$3,398

EQUITY VARIANCE SWAPS PURCHASED
Euro Stoxx 50 Index, 01/05/18 - 06/21/19, Strike Price 17.00%, received realized rate when spot is above 2,525.341	C	255,000	$288,824(b	)	$(1,001)

TOTAL EQUITY VARIANCE SWAPS PURCHASED					$(1,001)

(a)	See Note 2.
(b)	Notional value reflects variance notional multiplied by 100[2].

The accompanying Notes to the Consolidated Financial Statements are an integral part of these Consolidated Financial Statements.

Stone Ridge Funds	Annual Report	October 31, 2018

Consolidated Statement of Assets and Liabilities	October 31, 2018

STONE RIDGE ALL ASSET VARIANCE RISK PREMIUM FUND
ASSETS:
Investments, at fair value(1)	$1,624,226,256
Unrealized appreciation on forward currency contracts	80,615,184
Unrealized appreciation on swap contracts	56,603
Cash	8,904,124
Cash at broker	5,543,380
Collateral held at custodian for written options	4,240,000
Collateral held at broker for credit default swaps	205,454,540
Collateral held at broker for futures	10,528,415
Foreign currencies held at custodian, at value(2)	847
Foreign currency collateral held at broker for futures, at value(3)	919,115
Due from broker	888,818
Swap premium paid	623,426
Receivable for fund shares sold	417,545
Receivable for forward currency contracts	5,440,252
Receivable for investments sold	31,045,567
Interest receivable	447,689
Other assets	568,777
Total assets	1,979,920,538
LIABILITIES:
Options written, at fair value(4)	308,588,659
Due to broker	3,647,323
Unrealized depreciation on forward currency contracts	75,424,978
Unrealized depreciation on swap contracts	29,777,505
Swap premium received	175,130,406
Payable for forward currency contracts	6,892,966
Payable for investment securities purchased	57,305,822
Payable to Adviser	2,365,475
Payable for Chief Compliance Officer compensation	460
Payable to Trustees	17,401
Accrued distribution and service fees	59,136
Accrued service fees	59,136
Payable to Custodian	16,207
Other accrued expenses	791,091
Total liabilities	660,076,565
Total net assets	$1,319,843,973

NET ASSETS CONSIST OF:
Capital stock	$1,350,754,395
Total distributable earnings	(30,910,422)
Total net assets	$1,319,843,973

Net Assets	$1,319,843,973
Shares outstanding	142,572,315
Net asset value, offering and redemption price per share	$9.26

(1) Cost of Investments	$1,565,071,980
(2) Cost of foreign currencies	847
(3) Cost of foreign currencies held at broker	956,318
(4) Premiums received	344,220,532

The accompanying Notes to the Consolidated Financial Statements are an integral part of these Consolidated Financial Statements.

Stone Ridge Funds	Annual Report	October 31, 2018

Consolidated Statement of Operations	For the Year Ended October 31, 2018

STONE RIDGE ALL ASSET VARIANCE RISK PREMIUM FUND
INVESTMENT INCOME:
Interest income	$26,674,299
Other income	722,452
Total investment income	27,396,751
EXPENSES
Advisory fees (See Note 4)	30,244,108
Compliance fees	1,734,123
Interest expense	1,527,042
Fund accounting and administration fees	1,477,004
Service fees	1,008,146
Distribution and service fees	504,056
Legal fees	475,688
Transfer agency fees and expenses	225,241
Audit and tax related fees	151,506
Federal and state registration fees	121,156
Trustees fees and expenses	78,094
Custody fees	74,777
Chief Compliance Officer compensation	45,460
Other expenses	1,536,495
Total expenses before Adviser recoupment	39,202,896
Expenses recouped by Adviser (See Note 4)	217,564
Total net expenses	39,420,460
Net investment loss	(12,023,709)
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(147,103,823)
Foreign currency translation	(2,211,306)
Forward currency contracts	27,562,755
Futures contracts	(721,349,543)
Swap contracts	(67,676,134)
Written options	661,171,907
Net change in unrealized appreciation (depreciation) on:
Investments	102,502,523
Foreign currency translation	101,192
Forward currency contracts	2,679,647
Futures contracts	(30,547,447)
Swap contracts	(13,163,911)
Written options	75,828,781
Net realized and unrealized loss	(112,205,359)
Net decrease in net assets resulting from operations	$(124,229,068)

The accompanying Notes to the Consolidated Financial Statements are an integral part of these Consolidated Financial Statements.

Stone Ridge Funds	Annual Report	October 31, 2018

Consolidated Statement of Changes in Net Assets

	STONE RIDGE ALL ASSET VARIANCE RISK PREMIUM FUND
	YEAR ENDED OCTOBER 31, 2018	YEAR ENDED OCTOBER 31, 2017
OPERATIONS:
Net investment loss	$(12,023,709)	$(24,134,256)
Net realized gain (loss) on:
Investments	(147,103,823)	(74,951,413)
Foreign currency translation	(2,211,306)	3,423,078
Forward currency contracts	27,562,755	(63,427,204)
Futures contracts	(721,349,543)	(468,815,689)
Swap contracts	(67,676,134)	(25,812,007)
Written options	661,171,907	872,205,625
Net change in unrealized appreciation (depreciation) on:
Investments	102,502,523	(28,603,494)
Foreign currency translation	101,192	(101,216)
Forward currency contracts	2,679,647	4,576,996
Futures contracts	(30,547,447)	21,208,082
Swap contracts	(13,163,911)	(207,109)
Written options	75,828,781	(60,139,548)
Net increase (decrease) in net assets resulting from operations	(124,229,068)	155,221,845

DISTRIBUTIONS TO SHAREHOLDERS:
Net dividends and distributions	(198,517,551)	(51,575,770)*
Total distributions	(198,517,551)	(51,575,770)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	395,211,050	532,095,627
Proceeds from shares issued to holders in reinvestment of dividends	164,300,398	43,523,525
Cost of shares redeemed	(434,917,802)	(131,659,673)
Net increase in net assets from capital share transactions	124,593,646	443,959,479
Total increase in net assets	(198,152,973)	547,605,554

NET ASSETS:
Beginning of year	1,517,996,946	970,391,392
End of year	$1,319,843,973	$1,517,996,946 **

*	Includes net realized gain distributions of $51,575,770 for the year ended October 31, 2017.
**	Includes accumulated undistributed net investment income of $59,368,617 for the year ended October 31, 2017.

The accompanying Notes to the Consolidated Financial Statements are an integral part of these Consolidated Financial Statements.

Stone Ridge Funds	Annual Report	October 31, 2018

Consolidated Financial Highlights

	STONE RIDGE ALL ASSET VARIANCE RISK PREMIUM FUND
	YEAR ENDED OCTOBER 31, 2018		YEAR ENDED OCTOBER 31, 2017		YEAR ENDED OCTOBER 31, 2016		PERIOD ENDED OCTOBER 31, 2015(1)
Per Share Data:
Net asset value, beginning of period	$11.49		$10.70		$10.31		$10.00
Income (loss) from investment operations
Net investment loss(2)	(0.08)		(0.21)		(0.25)		(0.16)
Net realized and unrealized gains (losses)	(0.66)		1.56		0.87		0.47

Total from investment operations	(0.74)		1.35		0.62	(3)	0.31

Less distributions to shareholders
Dividends from net realized gains	(1.17)		(0.56)		(0.11)		—
Dividends from net investment income	(0.32)		—		(0.12)		—

Total distributions	(1.49)		(0.56)		(0.23)		—

Net asset value, end of period	$9.26		$11.49		$10.70		$10.31

Total return(4)	(7.62)%		13.27%		6.15%		3.10	%(5)
Supplemental Data and Ratios:
Net assets, end of period (000s)	$1,319,844		$1,517,997		$970,391		$695,009
Ratio of expenses to average net assets
(before expense waiver/recoupment)(6)	2.59%		2.72%		2.80%		2.69	%(7)
Ratio of expenses to average net assets
(after expense waiver/recoupment)(6)	2.60%		2.80%		2.68%		2.71	%(7)
Ratio of net investment loss to average net assets
(before expense waiver/recoupment)(6)	(0.78)%		(1.87)%		(2.54)%		(2.63	)%(7)
Ratio of net investment loss to average net assets
(after expense waiver/recoupment)(6)	(0.79)%		(1.95)%		(2.42)%		(2.65	)%(7)
Portfolio turnover rate	4,595	%(8)	9,837	%(8)	33,522	%(8)	1,361	%(5)

(1)	The Fund commenced operations on April 2, 2015.
(2)	Net investment income (loss) per share has been calculated based on average shares outstanding during the period.
(3)	Includes increase from payments by affiliates of less than $0.01.
(4)	Total return represents the rate that an investor would have earned (or lost) on an investment in the Fund (assuming the reinvestment of all dividends and distributions).
(5)	Not annualized.
(6)	Ratio includes borrowing and investment related expenses not covered by the Fund’s expense limitation agreement. See Note 4.
(7)	Annualized.
(8)	Portfolio turnover rate excludes equity assignments.

The accompanying Notes to the Consolidated Financial Statements are an integral part of these Consolidated Financial Statements.

Stone Ridge Funds	Annual Report	October 31, 2018

Notes to Consolidated Financial Statements	October 31, 2018

1. Organization

Stone Ridge Trust III (the “Trust”) was organized as a Delaware statutory trust on December 17, 2014, and is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as a continuously-offered non-diversified closed-end management investment company issuing shares. As of October 31, 2018, the Trust consisted of one series: the Stone Ridge All Asset Variance Risk Premium Fund (the “Fund”). The Fund commenced operations on April 2, 2015. The Fund offers one class of shares to investors with no front-end or back-end sales charges, a 0.05% fee paid pursuant to the Distribution and Servicing Plan (as discussed below), a 0.05% fee paid pursuant to the Services Agreement (as discussed below) and no redemption fee. The Trust’s Amended and Restated Agreement and Declaration of Trust authorizes the issuance of an unlimited number of shares.

The Fund has an interval fund structure pursuant to which the Fund, subject to applicable law, conducts quarterly repurchase offers of the Fund’s outstanding shares at net asset value (“NAV”), subject to approval of the Board of Trustees (the “Board”). In all cases, such repurchase offers will be for at least 5% and not more than 25%, and are currently expected to be for 10%, of the Fund’s outstanding shares. In connection with any given repurchase offer, it is possible that the Fund may offer to repurchase only the minimum amount of 5% of its outstanding shares. It is also possible that a repurchase offer may be oversubscribed, with the result that shareholders may only be able to have a portion of their shares repurchased. If the repurchase offer is oversubscribed, the Fund may, in its sole discretion, repurchase an additional number of shares not to exceed 2% of the shares outstanding on the repurchase request deadline. The Fund’s shares are not listed, and the Fund does not currently intend to list its shares for trading on any national securities exchange. The shares are therefore illiquid. Even though the Fund makes quarterly repurchase offers to repurchase a portion of the shares to provide liquidity to shareholders, shareholders should consider the shares to be illiquid. There is not expected to be any secondary trading market in the shares.

The Fund’s investment objective is to achieve capital appreciation. The Fund pursues its investment objective primarily by receiving premiums in connection with its derivative contracts (including put and call options, futures contracts, options on futures contracts, and swaps) related to a variety of asset classes that the Adviser (as defined herein) believes offer variance risk premiums.

The consolidated financial statements include the accounts of Stone Ridge All Asset Variance Risk Premium Sub Fund Ltd. (the “Subsidiary”), a wholly-owned and controlled subsidiary of the Fund. All intercompany accounts and transactions have been eliminated in consolidation. The Fund may invest up to 25% of its assets (at the time of purchase) in its Subsidiary. The Subsidiary gains exposure to the commodities markets by investing in commodity-linked derivatives, such as commodity-linked futures, options and swaps. As of October 31, 2018, the Subsidiary’s net assets were $362,714,144, which represented 18.3% of the Fund’s gross assets.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its consolidated financial statements. The consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Fund is an investment company and applies specific accounting and financial reporting requirements under Financial Accounting Standards Board (“FASB”) Accounting Standards Topic 946, Financial Services-Investment Companies.

In August 2018, FASB issued ASU 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The primary focus of ASU 2018-13 is to improve the effectiveness of the disclosure requirements for fair value measurements. The changes affect all companies that are required to include fair value measurement disclosures. In general, the amendments in ASU 2018-13 are effective for all entities for fiscal years and interim periods within those fiscal years, beginning after December 15, 2019. An entity is permitted to early adopt the removed or modified disclosures upon the issuance of ASU 2018-13 and may delay adoption of the additional disclosures, which are required for public companies only, until their effective date. The Fund has early adopted this standard effective October 31, 2018, and the changes are incorporated into the financial statements

(a) Investment Valuation and Fair Value Measurement The Board has approved procedures pursuant to which the Fund values its investments (the “Valuation Procedures”). The Board has established an Adviser Valuation Committee

Stone Ridge Funds	Annual Report	October 31, 2018

Notes to Consolidated Financial Statements	October 31, 2018

comprised of employees of Stone Ridge Asset Management, LLC (the “Adviser”) to which the Board has delegated responsibility for overseeing the implementation of the Valuation Procedures and fair value determinations made on behalf of the Board.

Listed below is a summary of certain of the methods generally used currently to value investments of the Fund under the Valuation Procedures:

Short-term debt instruments, such as commercial paper, bankers’ acceptances and U.S. Treasury Bills, having a maturity of 60 days or less, are generally valued at amortized cost, which approximates fair value.

Other debt securities, including corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities in each case having a remaining maturity in excess of 60 days, loans, mortgage-backed securities, collateralized mortgage obligations and other asset-backed securities are valued by an independent pricing service at an evaluated (or estimated) mean between the closing bid and asked prices.

For investments in open-end management companies that are registered under the 1940 Act, the value of the shares of such funds is calculated based upon the NAV per share of such funds. The prospectuses for such funds explain the circumstances under which they will use fair value pricing and its effects.

Equity securities are valued at the last sale, official close or if there are no reported sales at the mean between the bid and asked price on the primary exchange on which they are traded. The values of the Fund’s investments in publicly- traded foreign equity securities generally will be the closing or final trading prices in the local trading markets but may be adjusted based on values determined by a pricing service using pricing models designed to estimate changes in the values of those securities between the times in which the trading in those securities is substantially completed and the close of the New York Stock Exchange (“NYSE”).

Exchange-traded derivatives, such as options and futures contracts, are valued at the settlement price on the exchange or mean of the bid and asked prices.

Non-exchange traded derivatives, including over-the-counter (“OTC”) options, are generally valued on the basis of valuations provided by a pricing service or using quotes provided by a broker/dealer (typically the counterparty).

If market quotations are not readily available or available market quotations or other information are deemed to be unreliable by the Adviser Valuation Committee, and if the valuation of the applicable instrument is not covered by the valuation methods described above or if the valuation methods are described above, but such methods are deemed unreliable by the Adviser Valuation Committee, then such instruments will be valued as determined in good faith by the Adviser Valuation Committee. In these circumstances, the Fund determines fair value in a manner that seeks to reflect the market value of the security on the valuation date based on consideration by the Adviser Valuation Committee of any information or factors it deems appropriate. For purposes of determining the fair value of securities, the Adviser Valuation Committee may generally consider, without limitation: (i) indications or quotes from brokers or other third-party sources; (ii) valuations provided by a third-party pricing agent; (iii) internal models that take into consideration different factors determined to be relevant by the Adviser; or (iv) any combination of the above.

Fair value pricing may require subjective determinations about the value of a portfolio instrument. Fair values may differ from quoted or published prices, or from prices that are used by others, for the same investments. Also, the use of fair value pricing may not always result in adjustments to the prices of securities or other assets or liabilities held by the Fund. It is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of such security. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in the Fund.

A substantial portion of the Fund’s investments are U.S. dollar denominated investments. Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. International markets are sometimes open on days when U.S. markets are closed, which means that the value of foreign securities owned by the Fund could change on days when Fund shares cannot be bought or sold. The value of

Stone Ridge Funds	Annual Report	October 31, 2018

Notes to Consolidated Financial Statements	October 31, 2018

investments traded in markets outside the U.S. or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed, and the NAV of the Fund’s shares may change on days when an investor is not able to purchase shares or sell shares in connection with a periodic repurchase offer. The calculation of the Fund’s NAV may not take place contemporaneously with the determination of the prices of foreign securities used in NAV calculations.

The Fund adheres to authoritative fair valuation accounting standards that set out a hierarchy for measuring fair valuation inputs. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are as follows:

Level 1 Inputs: quoted prices (unadjusted) in active markets for identical assets or liabilities that the Fund can access at the measurement date;

Level 2 Inputs: inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly including inputs in markets that are not considered to be active or in active markets for similar assets or liabilities, observable inputs other than quoted prices and inputs that are not directly observable but are corroborated by observable market data;

Level 3 Inputs: unobservable inputs for the asset or liability.

Inputs are used in applying the various valuation techniques and broadly refer to the assumptions that market participants use to make valuation decisions, including assumptions about risk. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Adviser. The Adviser considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, not proprietary, and provided by independent sources that are actively involved in the relevant market. The categorization of a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and does not necessarily correspond to the Adviser’s perceived risk of that instrument.

The following table summarizes the inputs used to value the Fund’s investments as of October 31, 2018:

DESCRIPTION	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets
Purchased Options	$—	$120,881,197	$—	$120,881,197
Money Market Funds	221,574,533	—	—	221,574,533
U.S. Treasury Bills	—	1,281,770,526	—	1,281,770,526

Total Assets	$221,574,533	$1,402,651,723	$—	$1,624,226,256
Liabilities
Written Options	$(134,385,743)	$(174,202,916)	$—	$(308,588,659)

Total Liabilities	$(134,385,743)	$(174,202,916)	$—	$(308,588,659)
Other Financial Instruments*
Unrealized appreciation on forward currency contracts	$—	$80,615,184	$—	$80,615,184
Unrealized depreciation on forward currency contracts	—	(75,424,978)	—	(75,424,978)
Unrealized appreciation on futures contracts	9,122,248	—	—	9,122,248
Unrealized depreciation on futures contracts	(7,972,781)	—	—	(7,972,781)
Unrealized appreciation on swap contracts	—	56,603	—	56,603
Unrealized depreciation on swap contracts	—	(29,777,505)	—	(29,777,505)

Total	$1,149,467	$(24,530,696)	$—	$(23,381,229)

*	Other financial instruments are derivatives, such as futures, forward currency and swap contracts. These instruments are reflected at the unrealized appreciation (depreciation) on the instrument.

Stone Ridge Funds	Annual Report	October 31, 2018

Notes to Consolidated Financial Statements	October 31, 2018

Derivative Transactions — The Fund engaged in derivatives for hedging and speculative purposes during the year ended October 31, 2018. The use of derivatives included options, futures, swaps and forward currency contracts.

Futures Contracts — The Fund purchases and sells futures contracts and held futures contracts during the year ended October 31, 2018. The Fund may use futures contracts to gain exposure or to hedge asset classes such as equities, currencies, commodities and fixed income. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Upon entering into a contract, the Fund deposits and maintains as collateral, an initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker, an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains and losses. Variation margin is settled daily. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. In connection with physically-settled futures contracts, the Fund is required under the 1940 Act to maintain assets consisting of cash, cash equivalents or liquid securities. The amount of the segregated assets is required to be adjusted daily to reflect the market value of the purchase obligation for long futures contracts or the market value of the instrument underlying the contract, but not less than the market price at which the futures contract was established, for short futures contracts. The average notional amount of futures contracts during the year ended October 31, 2018, was $1,247,388,738 for long contracts and $1,058,634,399 for short contracts.

Options — The Fund purchases and writes call or put options on securities, indices, futures contracts, including commodity futures contracts, and enter into related closing transactions. The Fund wrote call and put options during the year ended October 31, 2018. The Fund writes put and call options to earn premium income. With options, there is minimal counterparty credit risk to the Fund since options are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded options, guarantees the options against default. OTC options are customized agreements between the parties. With OTC options, there is no clearinghouse guarantee against default, thus OTC options are subject to the risk that the counterparty will not fulfill its obligations under the contract.

As the writer of a call option, the Fund has the obligation to sell the security at the exercise price during the exercise period. As a writer of a put option, the Fund has the obligation to buy the underlying security at the exercise price during the exercise period. The premium that the Fund pays when purchasing a call option or receives when writing a call option will reflect, among other things, the market price of the security, the relationship of the exercise price to the market price of the security, the relationship of the exercise price to the volatility of the security, the length of the option period and supply and demand factors. The premium is the market value of the option.

A purchaser (holder) of a put option pays a non-refundable premium to the seller (writer) of a put option to obtain the right to sell a specified amount of a security at a fixed price (the exercise price) during a specified period (the exercise period). Conversely, the seller (writer) of a put option, upon payment by the holder of the premium, has the obligation to buy the security from the holder of the put option at the exercise price during the exercise period. When an option is exercised, the premium originally received decreases the cost basis of the underlying security (or increases the proceeds on the security sold short) and the Fund realizes a gain or loss from the sale of the security (or closing of the short sale).

Options on indices are similar to options on securities, except that upon exercise index options require cash payments and do not involve the actual purchase or sale of securities.

The average market value of written options for the year ended October 31, 2018 was $223,361,599.

Forward Currency Contracts — The Fund enters into forward currency contracts. When entering into a forward currency contract, in the case of a deliverable contract the Fund agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date or in the case of a non-deliverable contract to settle the equivalent in U.S. dollar. The Fund’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date. These instruments may involve market risk from movements in currencies or credit risk from the possible inability of counterparties to meet the terms of their contracts. The average notional amount of forward currency contracts during the year ended October 31, 2018 was $2,145,738,885 for long contracts and $2,864,615,826 for short contracts.

Stone Ridge Funds	Annual Report	October 31, 2018

Notes to Consolidated Financial Statements	October 31, 2018

Swaps

Correlation Swaps — The Fund enters into correlation swaps. Correlation swaps are transactions in which counterparties agree to buy or sell the future realized correlation on an underlying reference basket of securities or instruments at a specific level over a fixed period. Correlation swaps are subject to all the risks of OTC derivatives generally, including counterparty risks (if the counterparty fails to meet its obligations) and the risk that the Adviser is incorrect in forecasts of correlation on the underlying reference basket. The average notional amount of correlation swaps held during the year ended October 31, 2018 was $109,349 for short contracts.

Credit Default Swaps — The Fund enters into credit default swaps. A credit default swap enables an investor to buy or sell protection against a credit event, such as a borrower’s or issuer’s failure to make timely payments of interest or principal, bankruptcy or restructuring. The Fund may seek to enhance returns by selling protection or attempt to mitigate credit risk by buying protection against the occurrence of a credit event by a specified borrower or issuer. If the Fund buys credit protection using a credit default swap and a credit event occurs, the Fund will deliver the defaulted bond underlying the swap and the swap counterparty will pay the par amount of the bond. If the Fund sells credit protection using a credit default swap and a credit event occurs, the Fund will pay the par amount of the defaulted bond underlying the swap and the swap counterparty will deliver the bond. If the swap is on a basket of assets, the notional amount of the swap is reduced by the par amount of the defaulted asset, and the fixed payments are then made on the reduced notional amount. Risks of credit default swaps include all the risks of OTC derivatives generally, including counterparty credit risk (if the counterparty fails to meet its obligations) and the risk that the Fund will not properly assess the cost of the instrument based on the lack of transparency in the market. If the Fund is selling credit protection, there is a risk that a credit event will occur and that the Fund will have to pay par value on defaulted bonds. If the Fund is buying credit protection, there is a risk that no credit event will occur and the Fund will receive no benefit for the premium paid. In addition, if the Fund is buying credit protection and a credit event does occur, there is a risk when the Fund does not own the underlying asset, that the Fund will have difficulty acquiring the asset on the open market and may receive adverse pricing. The average notional amount of credit default swaps during the year ended October 31, 2018 was $1,545,295,769 for contracts in which the Fund purchased protection and $22,652,308 for contracts in which the Fund sold protection.

Volatility Swaps and Variance Swaps — The Fund enters into volatility and/or variance swaps. Volatility swaps and variance swaps are transactions in which counterparties agree to economically buy or sell volatility or variance (which equals volatility squared), as the case may be, of the underlying reference at a specific level over a fixed period. Volatility and variance swaps are subject to credit risks (if the counterparty fails to meet its obligations), and the risk that the Adviser is incorrect in forecasts of volatility and/or variance of the underlying reference. The average notional amount of variance swaps held during the year ended October 31, 2018 was $268,876 for long contracts and $906,555 for short contracts. The Fund did not hold volatility swaps during the year ended October 31, 2018.

Stone Ridge Funds	Annual Report	October 31, 2018

Notes to Consolidated Financial Statements	October 31, 2018

The tables below reflect the values of derivative assets and liabilities as reflected in the Consolidated Statement of Assets and Liabilities.

	ASSET DERIVATIVES
RISK EXPOSURE	CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Options
Credit contracts	Investments, at fair value	$13,426,950
Equity contracts	Investments, at fair value	83,467,800
Foreign exchange contracts	Investments, at fair value	20,554,872
Volatility contracts	Investments, at fair value	3,431,575

Futures
Commodity contracts	Net assets—Unrealized appreciation*	6,833,113
Equity contracts	Net assets—Unrealized appreciation*	216,562
Foreign exchange contracts	Net assets—Unrealized appreciation*	2,072,573

Forwards
Foreign exchange contracts	Unrealized appreciation on forward currency contracts	80,615,184

Swaps
Equity contracts	Unrealized appreciation on swap contracts**	17,844
Credit default contracts	Unrealized appreciation on swap contracts**	38,759

Total		$210,675,232

*	Reflects cumulative unrealized appreciation of futures contracts as reported in the Consolidated Schedule of Investments.
**	Reflects cumulative unrealized appreciation of swap contracts as reported in the Consolidated Schedule of Investments.

	LIABILITY DERIVATIVES
RISK EXPOSURE	CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Options
Commodity contracts	Written options, at fair value	$95,801,187
Credit contracts	Written options, at fair value	51,235,250
Equity contracts	Written options, at fair value	13,409,513
Foreign exchange contracts	Written options, at fair value	121,590,865
Interest rate contracts	Written options, at fair value	19,130,191
Volatility contracts	Written options, at fair value	7,421,653

Futures
Commodity contracts	Net assets—Unrealized depreciation*	6,562,365
Equity contracts	Net assets—Unrealized depreciation*	193,674
Foreign exchange contracts	Net assets—Unrealized depreciation*	121,380
Interest rate contracts	Net assets—Unrealized depreciation*	1,017,433
Volatility contracts	Net assets—Unrealized depreciation*	77,929

Forwards
Foreign exchange contracts	Unrealized depreciation on forward currency contracts	75,424,978

Swaps
Equity contracts	Unrealized depreciation on swap contracts**	1,001
Credit default contracts	Unrealized depreciation on swap contracts**	29,776,504

Total		$421,763,923

*	Reflects cumulative unrealized depreciation of futures contracts as reported in the Consolidated Schedule of Investments.
**	Reflects cumulative unrealized depreciation of swap contracts as reported in the Consolidated Schedule of Investments.

Stone Ridge Funds	Annual Report	October 31, 2018

Notes to Consolidated Financial Statements	October 31, 2018

The tables below reflect the effect of derivative instruments on the Consolidated Statement of Operations for the year ended October 31, 2018.

AMOUNT OF REALIZED GAIN OR (LOSS) ON DERIVATIVES TRANSACTIONS
	FUTURES CONTRACTS	PURCHASED OPTIONS(1)	WRITTEN OPTIONS	SWAP CONTRACTS	FORWARD CURRENCY CONTRACTS	TOTAL
Commodity contracts	$(573,713,447)	$(22,791)	$571,818,475	$—	$—	$(1,917,763)
Credit contracts	—	(6,217,250)	82,441,670	(67,697,055)	—	8,527,365
Equity contracts	67,213,809	(112,264,351)	(146,071,755)	20,921	—	(191,101,376)
Foreign exchange contracts	(149,265,900)	(22,161,200)	72,943,519	—	27,562,755	(70,920,826)
Interest rate contracts	(52,035,206)	—	65,142,602	—	—	13,107,396
Volatility contracts	(13,548,799)	(5,216,043)	14,897,396	—	—	(3,867,446)

	$(721,349,543)	$(145,881,635)	$661,171,907	$(67,676,134)	$27,562,755	$(246,172,650)

(1)	Amounts are included in realized gain (loss) on investments in the Consolidated Statement of Operations.

CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION) ON DERIVATIVES TRANSACTIONS
	FUTURES CONTRACTS	PURCHASED OPTIONS(1)	WRITTEN OPTIONS	SWAP CONTRACTS	FORWARD CURRENCY CONTRACTS	TOTAL
Commodity contracts	$(4,772,586)	$—	$(11,635,158)	$—	$—	$(16,407,744)
Credit contracts	—	(6,449,400)	8,121,900	(13,157,028)	—	(11,484,528)
Equity contracts	(18,463,590)	100,233,112	76,822,320	(6,883)	—	158,584,959
Foreign exchange contracts	(7,154,235)	7,035,911	8,229,749	—	2,679,647	10,791,072
Interest rate contracts	(79,107)	—	(5,245,529)	—	—	(5,324,636)
Volatility contracts	(77,929)	1,661,146	(464,501)	—	—	1,118,716

	$(30,547,447)	$102,480,769	$75,828,781	$(13,163,911)	$2,679,647	$137,277,839

(1)	Amounts are included in change in unrealized appreciation (depreciation) on investments in the Consolidated Statement of Operations.

(b) Offsetting on the Consolidated Statement of Assets and Liabilities The Fund is subject to netting arrangements, which govern the terms of certain transactions with select counterparties. The netting arrangements allow the Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty. The netting arrangements also specify collateral posting arrangements at prearranged exposure levels. Under the netting arrangements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant netting arrangement with a counterparty in a given account exceeds a specified threshold depending on the counterparty and the type of netting arrangement.

ASSETS:	GROSS AMOUNT OF RECOGNIZED ASSETS	GROSS AMOUNT OFFSET IN THE CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES	NET AMOUNTS PRESENTED IN THE CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES	GROSS AMOUNTS NOT OFFSET IN THE CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
				FINANCIAL INSTRUMENTS	COLLATERAL RECEIVED	NET AMOUNT
Forward Currency Contracts	$80,615,184	$—	$80,615,184	$(58,147,152)	$3,640,000	$26,108,032
Purchased Options	33,981,822	—	33,981,822	(33,981,822)	—	—
Swap Contracts	17,844	—	17,844	(1,001)	—	16,843
	$114,614,850	$—	$114,614,850	$(92,129,975)	$3,640,000	$26,124,875

Stone Ridge Funds	Annual Report	October 31, 2018

Notes to Consolidated Financial Statements	October 31, 2018

LIABILITIES:	GROSS AMOUNT OF RECOGNIZED LIABILITIES	GROSS AMOUNT OFFSET IN THE CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES	NET AMOUNTS PRESENTED IN THE CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES	GROSS AMOUNTS NOT OFFSET IN THE CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
				FINANCIAL INSTRUMENTS	COLLATERAL PLEDGED	NET AMOUNT
Forward Currency Contracts	$75,424,978	$—	$75,424,978	$(58,147,152)	$(17,277,826)	$—
Written Options	156,903,179	—	156,903,179	(33,981,822)	(120,579,957)	2,341,400
Swap Contracts	1,001	—	1,001	(1,001)	—	—
	$232,329,158	$—	$232,329,158	$(92,129,975)	$(137,857,783)	$2,341,400

(c) Use of Estimates The preparation of the consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(d) Indemnifications In the normal course of business the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements cannot be known; however, the Fund expects any risk of loss to be remote.

(e) Federal Income Taxes The Fund qualifies and intends to continue to qualify as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended. As a RIC, the Fund will not be subject to federal income tax to the extent it distributes substantially all of its net investment income and capital gains to shareholders. Therefore, no federal income tax provision is required.

(f) Distributions to Shareholders The Fund intends to distribute to its shareholders any net investment income and any net realized long- or short-term capital gains, if any, at least annually. Distributions are recorded on the ex-dividend date. The Fund may periodically make reclassifications among certain of its capital accounts as a result of the characterization of certain income and realized gains determined annually in accordance with federal tax regulations that may differ from GAAP.

(g) Foreign Securities and Currency Transactions The Fund’s books and records are maintained in U.S. dollars. Foreign currency denominated transactions (i.e. market value of investment securities, assets and liabilities, purchases and sales of investment securities, and income and expenses) are translated into U.S. dollars at the current rate of exchange. The Fund does not isolate that portion of results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.

(h) Other Investment transactions are recorded on the trade date. Dividend income, less any foreign tax withheld, is recognized on the ex-dividend date and interest income is recognized on an accrual basis, including amortization/ accretion of premiums or discounts. Discounts and premiums on securities purchased are amortized over the lives of the respective securities using the constant yield method.

(i) Restricted Securities The Fund may invest in securities that are restricted, but eligible for purchase and sale by certain qualified institutional buyers, as defined in Rule 144A under the Securities Act of 1933, as amended, as well as other restricted securities. Restricted securities may be resold in transactions that are exempt from registration under Federal securities laws or if the securities are publicly registered. Restricted securities may be deemed illiquid.

(j) Counterparties The counterparties presented in the Consolidated Schedule of Investments are as follows: A: BNP Paribas Corporate & Institutional Banking, B: Morgan Stanley Capital Services LLC, C: Goldman Sachs International, D: Barclays Bank PLC, E: Credit Suisse International, F: Credit Suisse Securities (USA) LLC, G: Bank of America Merrill Lynch.

Stone Ridge Funds	Annual Report	October 31, 2018

Notes to Consolidated Financial Statements	October 31, 2018

3. Federal Tax Matters

Provisions for federal income taxes or excise taxes have not been made since the Fund intends to be taxed as a Regulated Investment Company and intends to distribute substantially all taxable income to shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to Regulated Investment Companies. Distributions from net realized gains for book purposes may include short-term capital gains which are included as ordinary income to shareholders for tax purposes. Additionally, GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. The reclassifications have no effect on net assets or NAV per share.

For the year ended October 31, 2018, the effect of permanent “book/tax” reclassifications resulted in increases and decreases to components of the Fund’s net assets as follows:

	UNDISTRIBUTED NET INVESTMENT INCOME	ACCUMULATED NET REALIZED LOSS	PAID IN CAPITAL
All Asset Variance Risk Premium Fund	$(4,693,123)	$116,802,321	$(112,109,198)

These differences primarily relate to realized foreign currency gains/(losses), tax treatment of swap contracts, net operating losses, and income from Subsidiary.

As of October 31, 2018, the components of accumulated earnings (losses) for income tax purposes were as follows:

Tax cost of Investments	$1,479,525,920
Unrealized appreciation	224,401,763
Unrealized depreciation	(220,601,735)
Net unrealized appreciation	3,800,028
Undistributed ordinary income	—
Undistributed long-term gains/(capital loss carryover)	(26,155,712)
Total distributable earnings	(26,155,712)
Other temporary differences	(8,554,738)
Total accumulated earnings	$(30,910,422)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to adjustments involving Subsidiary and investments in derivatives.

The tax character of distributions paid during the year ended October 31, 2018 was as follows:

	ORDINARY INCOME	LONG-TERM CAPITAL GAIN	RETURN OF CAPITAL	TOTAL
All Asset Variance Risk Premium Fund	$148,744,633	$49,772,918	$—	$198,517,551

The tax character of distributions paid during the year ended October 31, 2017 was as follows:
	ORDINARY INCOME	LONG-TERM CAPITAL GAIN	RETURN OF CAPITAL	TOTAL
All Asset Variance Risk Premium Fund	$6,987,555	$44,588,215	$—	$51,575,770

At October 31, 2018, the Fund had tax basis capital losses which may be carried forward indefinitely to offset future capital gains as shown below:

	SHORT-TERM	LONG-TERM	TOTAL
All Asset Variance Risk Premium Fund	$(8,273,650)	$(17,882,062)	$(26,155,712)

At October 31, 2018, the Fund deferred, on a tax basis, late year ordinary losses of $8,434,609. These losses are deemed to arise on November 1, 2018. Late year ordinary losses represent losses realized on investment transactions from January 1, 2018 through October 31, 2018 that, in accordance with federal income tax regulations, a Fund may elect to defer and treat as having arisen in the following year.

Stone Ridge Funds	Annual Report	October 31, 2018

Notes to Consolidated Financial Statements	October 31, 2018

There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2018, or for any other tax years which are open for exam. As of October 31, 2018 open tax years include the periods ended October 31, 2016, 2017 and 2018. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Consolidated Statement of Operations. During the period, the Fund did not incur any interest or penalties.

4. Agreements

(a) Investment Management Agreement The Adviser is the investment adviser of the Fund and was organized as a Delaware limited liability company in 2012. The Adviser’s primary business is to provide a variety of investment management services, including an investment program for the Fund.

As compensation for its services, the Adviser is paid by the Fund a fee, computed daily and paid monthly in arrears, at an annual rate of 2.00% of the Fund’s average daily net assets.

Under an investment management agreement with a Subsidiary, the Adviser provides the Subsidiary with the same type of management services as the Adviser provides to the Fund in respect of the Fund’s exposure to commodity interests. To the extent the Adviser receives compensation for providing such services to the Subsidiary, the Adviser will not receive compensation from the Fund in respect of the assets of the Fund that are invested in the Subsidiary.

Through February 28, 2019, the Adviser has agreed to waive its advisory fee and/or pay or otherwise bear operating and other expenses of the Fund (including offering expenses, but excluding brokerage and transactional expenses, borrowing and other investment-related costs and fees including interest and commitment fees, short dividend expense, acquired fund fees and expenses, taxes, litigation and indemnification expenses; judgments and extraordinary expenses not incurred in the ordinary course of the Fund’s business) solely to the extent necessary to limit the total annual fund operating expenses to 2.60% of the average daily net assets of the Fund. The Adviser shall be permitted to recoup in later periods Fund expenses that the Adviser has paid or otherwise borne (whether through reduction of its management fee or otherwise) to the extent that the expenses for the Fund fall below the annual limitation rate in effect at the time of the actual waiver/reimbursement and to the extent that they do not cause the Fund to exceed the annual rate in effect at the time of the recoupment. However, the Adviser shall not be, and under the expense limitation agreements that were in place during the period covered by this report the Adviser was not, permitted to recoup such expenses beyond three years from the end of the month in which the Adviser waived a fee or reimbursed an expense. During the year ended October 31, 2018, the Adviser has recouped an amount disclosed in the Consolidated Statement of Operations. The Adviser has recovered all previously waived or reimbursed fees or expenses as of October 31, 2018.

(b) Custodian, Administrator, and Transfer Agent The custodian to the Fund is U.S. Bank, N.A. The administrator and transfer agent to the Fund is U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services, an affiliate of U.S. Bank, N.A.

(c) Distributor ALPS Distributors, Inc. (the “Distributor”) serves as the Fund’s distributor.

5. Services Agreement

Servicing fees and distribution fees may be paid pursuant to a Distribution and Servicing Plan dated as of March 1, 2018 at the maximum annual rate of 0.05% and servicing fees may be paid pursuant to an amended and restated Services Agreement between the Fund and the Adviser dated as of March 1, 2018, under which the Fund has appointed the Adviser as “servicing agent” to compensate financial intermediaries, at an annual rate of 0.05%, in each case calculated as a percentage of the Fund’s average daily net assets. (Under the prior Services Agreement, the servicing fees were paid at an annual rate of 0.10% of the Fund’s average daily net assets.) These fees are paid out of the Fund’s assets on an ongoing basis and may be administered or facilitated by the Distributor. Some intermediaries may receive payments pursuant to both the Distribution and Servicing Plan and the Services Agreement. The Adviser performs certain services and incurs certain expenses through its employees who are registered representatives of a broker-dealer with respect to the promotion of the Fund’s Shares and the Adviser also performs certain services in connection with the servicing of shareholders. If amounts remain from the servicing fees and/or any distribution fees after the intermediaries have been paid, such amounts may be used to compensate the Adviser for the services it provides and for the expenses it bears. The Distributor does not retain any portion of any servicing fees or distribution fees. To the extent that there are

Stone Ridge Funds	Annual Report	October 31, 2018

Notes to Consolidated Financial Statements	October 31, 2018

expenses associated with shareholder services that exceed the amounts payable pursuant to the Services Agreement or the Distribution and Servicing Plan, the Fund will bear such expenses.

6. Related Parties

Certain officers of the Trust are also employees of the Adviser. The Officers, with the exception of a portion of the Chief Compliance Officer’s salary, are not compensated by the Trust.

7. Investment Transactions

For the year ended October 31, 2018, aggregate purchases and sales of securities, excluding short-term securities and including equity security transactions related to options exercises, were $279,918,978 and $279,032,812, respectively. The Fund did not have any purchases or sales of long-term U.S. government securities during the year ended October 31, 2018.

8. Capital Share Transactions

	YEAR ENDED OCTOBER 31, 2018	YEAR ENDED OCTOBER 31, 2017
Shares sold	40,378,003	49,114,809
Shares issued to holders in reinvestment of dividends	16,155,398	4,254,499
Shares redeemed	(46,037,621)	(12,001,951)
Net increase in shares	10,495,780	41,367,357
Shares outstanding:
Beginning of year	132,076,535	90,709,178
End of year	142,572,315	132,076,535

The shares repurchased were done so in accordance with Section 23(c) of the 1940 Act as follows:

REPURCHASE REQUEST DEADLINE	REPURCHASE OFFER AMOUNT (SHARES)	SHARES TENDERED
January 5, 2018	15,595,895	5,616,115
April 6, 2018	16,394,986	4,734,086
July 6, 2018(1)	16,824,017	17,115,594
October 5, 2018(1)	15,765,127	15,767,722

(1)

In connection with the Repurchase Request Deadlines on July 6, 2018 and October 5, 2018, the Fund repurchased an additional 0.17% and less than 0.01%, respectively, of the shares outstanding on the relevant Repurchase Request Deadline in order to accommodate shareholder repurchase requests.

9. Line of Credit

As of October 31, 2018, the Fund together with eight series of funds in Stone Ridge Trust, had an uncommitted line of credit (the “Line”) with U.S. Bank N.A. The Line is for liquidity in connection with shareholder redemptions and portfolio timing differences. The Line is not secured by the Fund’s assets and has a maximum withdrawal capacity of the lesser of 5% of the net assets of the Fund or $50,000,000 less any loans outstanding with any of the eight series of funds in Stone Ridge Trust in excess of $25,000,000. The Line has a one-year term which runs through October 29, 2019 and is reviewed annually by the Board of Trustees. During the year ended October 31, 2018, the Fund’s maximum borrowing was $6,000,000 and average borrowing was $16,438. This borrowing resulted in interest expenses of $583 at a weighted average interest rate of 3.50%. This amount is included in Interest Expense on the Fund’s Consolidated Statement of Operations. As of October 31, 2018 the Fund did not have an outstanding loan balance.

10. Subsequent Events Evaluation

In preparing these consolidated financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure resulting from subsequent events through the date the consolidated financial statements were available to be issued. This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments.

Stone Ridge Funds	Annual Report	October 31, 2018

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Stone Ridge All Asset Variance Risk Premium Fund

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of Stone Ridge All Asset Variance Risk Premium Fund (the “Fund”) (the sole series constituting Stone Ridge Trust III (the “Trust”)), including the consolidated schedule of investments as of October 31, 2018, and the related consolidated statements of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the three years in the period then ended and the period from April 2, 2015 (commencement of operations) through October 31, 2015 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the consolidated financial position of the Fund (the sole series constituting Stone Ridge Trust III) at October 31, 2018, the consolidated results of its operations for the year then ended, the consolidated changes in its net assets for each of the two years in the period then ended and its consolidated financial highlights for each of the three years in the period then ended and the period from April 2, 2015 (commencement of operations) through October 31, 2015, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the Stone Ridge investment companies since 2013.

Minneapolis, Minnesota

December 28, 2018

Stone Ridge Funds	Annual Report	October 31, 2018

Expense Example (Unaudited)

As a shareholder of the Fund, you incur ongoing costs, including investment advisory fees, distribution and/or shareholder servicing fees and other Fund expenses, which are indirectly paid by shareholders. This example is intended to help you understand your ongoing costs (in U.S. dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2018 through October 31, 2018.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. However, the table does not include shareholder specific fees, such as the $15.00 fee charged for wire redemptions by the Fund’s transfer agent. The table also does not include portfolio trading commissions and related trading costs. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example For Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratios of the Fund and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other fund. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relevant total cost of owning different funds.

	BEGINNING ACCOUNT VALUE MAY 1, 2018	ENDING ACCOUNT VALUE OCTOBER 31, 2018	EXPENSES PAID DURING PERIOD* MAY 1, 2018 – OCTOBER 31, 2018
Actual	$1,000.00	$955.60	$12.87
Hypothetical (5% annual return before expenses)	$1,000.00	$1,012.05	$13.24

*	Expenses are equal to the Fund’s annualized six-month expense ratio of 2.61%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the partial year period.

Stone Ridge Funds	Annual Report	October 31, 2018

Additional Information (Unaudited)

1. Board Approval of the Continuation of the Investment Management Agreement

Throughout the year, the Board of Trustees (the “Board”) of Stone Ridge Trust III (the “Trust”), including the members of the Board who are not “interested persons” of the Trust (as that term is defined in the Investment Company Act of 1940, as amended) (the “Independent Trustees”), considers matters bearing on the investment management agreement (the “Agreement”) between Stone Ridge Asset Management LLC (the “Adviser”) and the Trust, on behalf of Stone Ridge All Asset Variance Risk Premium Fund (the “Fund”). On an annual basis, the Board, including the Independent Trustees, holds an in-person meeting to determine whether to approve the continuation, ordinarily for an additional one-year period, of the Agreement.

At an in-person meeting held on October 30, 2018, the Board, including a majority of the Independent Trustees, considered and approved the continuation for a one-year period of the Agreement between the Adviser and the Trust on behalf of the Fund. Prior to the meeting, the Independent Trustees received a memorandum from independent counsel describing their responsibilities in connection with the approval of the Agreement. In evaluating the Agreement, the Board considered information and materials furnished by the Adviser in advance of and at the meeting and was afforded the opportunity to request additional information and to ask questions of the Adviser to obtain information that it believed to be reasonably necessary to evaluate the terms of the Agreement.

The Board’s consideration of the Agreement included but was not limited to: (1) the nature, extent, and quality of the services provided by the Adviser; (2) the investment performance of the Fund and the Adviser; (3) the cost of the services provided and the profits and other benefits realized by the Adviser from its relationship with the Fund; and (4) the extent to which economies of scale may be realized as the Fund grows and whether fee levels reflect such economies of scale for the benefit of shareholders of the Fund. In determining whether to approve the continuation of the Agreement, the Board, including the Independent Trustees, did not identify any single factor as determinative; individual trustees may have evaluated the information presented differently from one another, giving different weights to various factors.

In considering the nature, extent, and quality of the services provided by the Adviser, the Board considered the investment management services provided by the Adviser, including the management of the Fund’s portfolio in accordance with its investment objective, investment policies, investment restrictions and applicable law; the unique and complex nature of the Fund’s investment program in the registered fund space; investment selection and monitoring; selection of trading counterparties and order management; the creation and implementation of ongoing analytical and risk management strategies; the Adviser’s investment in infrastructure, technology, proprietary software and personnel needed to implement the Fund’s investment program; and the oversight and/or implementation of policies and procedures necessary to fulfill these responsibilities. The Board also considered other services provided by the Adviser, including monitoring potential conflicts of interest and maintaining regulatory compliance programs for the Fund. Additionally, the Board considered the operational support and oversight provided by the Adviser’s personnel in connection with the Fund’s repurchase offers. The Board considered the qualifications and professional backgrounds of the Adviser’s personnel who provide significant advisory or other services to the Fund under the Agreement and analyzed the Adviser’s ongoing ability to service the Fund through such personnel. Based on this and related information, the Board, including the Independent Trustees, concluded that the nature, extent and quality of services supported the continuation of the Agreement.

In considering the investment performance of the Fund and the Adviser, the Board reviewed information provided by the Adviser relating to the Fund’s performance together with the performance of the Fund’s corresponding indexes for the 1 month, 3 month, 6 month, 1 year and 3 year periods ended August 31, 2018 as well as for the period ended August 31, 2018 since the Fund’s inception. The Board also considered the performance information for any comparable registered investment funds managed by the Adviser, as well as performance information for other interval funds listed on EDGAR with greater than $125 million in assets, regardless of their strategies, as determined by the Adviser in consultation with the Fund’s third-party administrator (the “peer group”). The Adviser, in consultation with the Fund’s third-party administrator, supplemented this peer group with funds from Morningstar’s U.S. open-end multi-alternative funds category with assets between $1 billion and $3 billion. The Board considered the Adviser’s explanation that it does not manage any other accounts with strategies similar to that of the Fund and that there are very few, if any, funds that follow investment strategies similar to that of the Fund due to the unique nature of the Fund’s investment strategy among registered funds as well as its structure as an interval fund, thus making it difficult to identify appropriate peer groups for the Fund. The Board, including the Independent Trustees, concluded that the Fund’s performance and/or other relevant factors supported the renewal of the Agreement.

Stone Ridge Funds	Annual Report	October 31, 2018

Additional Information (Unaudited)

In considering the cost of services provided and the benefits realized by the Adviser from its relationship with the Fund, the Board analyzed the fees paid under the Agreement, the expense ratio for the Fund and any contractual expense limitation undertaken by the Adviser. The Board took into consideration information provided by the Adviser relating to the Adviser’s financial health, profitability and the benefits that the Adviser derives from the Agreement. The Board also noted that the Adviser may receive reputational benefits from its relationship with the Fund. Based on the foregoing information and other factors deemed relevant, the Board, including the Independent Trustees, concluded that the management fee arrangements applicable to the Fund pursuant to the Agreement were fair and reasonable and that the costs of the services the Adviser provided and the related benefits to the Adviser in respect of its relationship with the Fund supported the continuation of the Agreement.

Finally, the Board considered the extent to which economies of scale in the provision of services by the Adviser would be realized as the Fund grows and whether the Fund’s fee levels reflect such economies of scale, such as through breakpoints in the investment management fee or through expense waiver and/or limitation agreements. The Board noted that the Fund was subject to a contractual expense limitation agreement. After reviewing this and related information, the Board, including the Independent Trustees, concluded that the extent to which economies of scale currently are shared with the Fund supported the continuation of the Agreement.

Based on a consideration and evaluation of all factors deemed to be relevant, including the foregoing matters and the Board’s determination that the continuation of the Agreement was in the best interests of the shareholders, the Board, including the Independent Trustees, concluded that the Agreement should be continued for a one-year period.

2. Disclosure Regarding Trustees and Officers

Independent Trustees(1)
NAME (YEAR OF BIRTH)(2)	POSITION(S) HELD WITH THE TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED(3)	PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS	NUMBER OF PORTFOLIOS IN THE FUND COMPLEX OVERSEEN BY TRUSTEE(4)	OTHER DIRECTORSHIPS/ TRUSTEESHIPS HELD BY TRUSTEE DURING THE PAST 5 YEARS
Jeffery Ekberg (1965)	Trustee	since 2015	Self-employed (personal investing), since 2011; Principal, TPG Capital, L.P. (private equity firm) until 2011; Chief Financial Officer, Newbridge Capital, LLC (private equity firm) until 2011	15	None.

Daniel Charney (1970)	Trustee	since 2015	Managing Director and Co-President, Cowen and Company, Cowen, Inc. (financial services firm) since 2012	15	None.

Interested Trustee
NAME (YEAR OF BIRTH)(2)	POSITION(S) HELD WITH THE TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED(3)	PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS	NUMBER OF PORTFOLIOS IN THE FUND COMPLEX OVERSEEN BY TRUSTEE(4)	OTHER DIRECTORSHIPS/ TRUSTEESHIPS HELD BY TRUSTEE DURING THE PAST 5 YEARS
Ross Stevens(5) (1969)	Trustee, Chairman	since 2015	Founder, Chief Executive Officer and President of Stone Ridge since 2012	15	None.

(1)	Trustees who are not deemed to be “interested persons” of the Trust as defined in the 1940 Act.
(2)	Each Trustee’s mailing address is c/o Stone Ridge Asset Management LLC, 510 Madison Avenue, 21st Floor, New York, NY 10022.
(3)	Each Trustee serves until resignation or removal from the Board.
(4)	Fund complex includes the Trust and Stone Ridge Trust, Stone Ridge Trust II, Stone Ridge Trust IV and Stone Ridge Trust V, other investment companies managed by the Adviser.
(5)	Mr. Stevens is an “interested person” of the Trust, as defined in Section 2(a)(19) of the 1940 Act, due to his position with the Adviser.

Stone Ridge Funds	Annual Report	October 31, 2018

Additional Information (Unaudited)

The Statement of Additional Information includes additional information about the Fund’s Trustees and is available free of charge upon request by calling the Fund toll free at 1.855.609.3680.

Officers of the Trust
NAME (YEAR OF BIRTH) AND ADDRESS(1)(2)	POSITION(S) HELD WITH THE TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED(3)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
Ross Stevens (1969)	President, Chief Executive Officer and Principal Executive Officer	since 2014	Founder of Stone Ridge Asset Management LLC, Chief Executive Officer and President of the Adviser, since 2012

Lauren D. Macioce (1978)	Chief Compliance Officer, Secretary, Chief Legal Officer and Anti-Money Laundering Compliance Officer	since 2016	General Counsel and Chief Compliance Officer of the Adviser, since 2016; prior to that Associate at Ropes & Gray LLP (law firm).

Anthony Zuco (1975)	Treasurer, Principal Financial Officer, Chief Financial Officer and Chief Accounting Officer	since February 2018	Supervising Fund Controller at the Adviser, since 2015; prior to that Controller at Owl Creek Asset Management L.P. (investment advisory firm).

Alexander Nyren (1980)	Assistant Secretary	since January 2018	Head of Reinsurance of the Adviser, since 2018; member of Reinsurance portfolio management team at the Adviser, since 2013.

Richard Taylor (1980)	Assistant Treasurer	since 2015	Head of Operations of the Adviser, since 2013; prior to that Budget Analyst at Integrated Rehabilitation and Recovery Care Service (construction firm) and Head of Operations at Ruby Capital Partners LLP (investment advisory firm).

David Thomas (1980)	Assistant Treasurer	since July 2018	Member of Operations team at the Adviser, since 2015; prior to that member of Operations team at KCG Holdings, Inc. (financial services firm).

Anthony Magliacca (1984)	Assistant Treasurer	since July 2018	Member of Operations team at the Adviser, since 2016; prior to that member of Operations team at Two Sigma Investments LP (investment management firm).

(1)	Each Officer’s mailing address is c/o Stone Ridge Asset Management LLC, 510 Madison Avenue, 21st Floor, New York, NY 10022.
(2)	Each of the Officers is an affiliated person of the Adviser as a result his or her position with the Adviser.
(3)	The term of office of each officer is indefinite.

3. Shareholder Notification of Federal Tax Status

For the fiscal year ended October 31, 2018, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

PERCENTAGES
All Asset Variance Risk Premium Fund	0.00%

Stone Ridge Funds	Annual Report	October 31, 2018

Additional Information (Unaudited)

For corporate shareholders, the percentage of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended October 31, 2018 was as follows:

PERCENTAGES
All Asset Variance Risk Premium Fund	0.00%

The percentage of taxable ordinary income distributions designated as short-term capital gain distributions under Internal Revenue Code Section 871(k)(2)(C) for the fiscal period ended October 31, 2018 was as follows:

PERCENTAGES
All Asset Variance Risk Premium Fund	58.44%

The percentage of taxable ordinary income distributions designated as interest related dividends under Internal Revenue Code Section 871(k)(1)(C) for the fiscal period ended October 31, 2018 was as follows:

PERCENTAGES
All Asset Variance Risk Premium Fund	4.90%

Shareholders should not use the above information to prepare their tax returns. Since the Fund’s fiscal year is not the calendar year, another notification will be made available with respect to calendar year 2018. Such notification, which will reflect the amount to be used by calendar year taxpayers on their Federal income tax returns, will be made in conjunction with shareholder year-end tax reporting and will be made available in February 2019. Shareholders are advised to consult their own tax advisors with respect to the tax consequences of their investment in the Fund.

4. Availability of Quarterly Portfolio Holdings Schedules

The Fund is required to file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available without charge, upon request on the SEC’s website, www.sec.gov and is available by calling 1.855.609.3680. You may also obtain copies at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1.800.SEC.0330.

5. Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge by calling 1.855.609.3680 and on the SEC’s website, www.sec.gov. The Fund is required to file how it voted proxies related to portfolio securities during the most recent 12-month period ended June 30. The information is available without charge, upon request by calling 1.855.609.3680 and on the SEC’s website, www.sec.gov.

Stone Ridge Funds	Annual Report	October 31, 2018

Investment Adviser

Stone Ridge Asset Management LLC

510 Madison Avenue, 21st Floor

New York, NY 10022

Independent Registered Public Accounting Firm

Ernst & Young LLP

220 South 6th Street

Minneapolis, MN 55402

Legal Counsel

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

Custodian

U.S. Bank, N.A.

1555 North RiverCenter Drive, Suite 302

Milwaukee, WI 53212

Distributor

ALPS Distributors, Inc.

1290 Broadway, #1100

Denver, CO 80203

Administrator, Transfer Agent and Dividend Disbursing Agent

U.S. Bancorp Fund Services, LLC,

doing business as U.S. Bank Global Fund Services

615 East Michigan Street

Milwaukee, WI 53202

Stone Ridge Funds P.O. Box 701 Milwaukee, WI 53201-0701 855-609-3680 www.stoneridgefunds.com	XQANNU

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any substantive amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Jeffery Ekberg is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s annual financial statements and are not included as “audit services.” “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning, including review of the Fund’s tax returns, asset diversification and income testing, excise taxes, and fiscal year end income calculations. “All other fees” refer to the aggregate fees for products and services provided by the principal accountant, other than the services reported in the foregoing three categories. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 10/31/2018	FYE 10/31/2017
Audit Fees	$118,944	$100,383
Audit-Related Fees	$0	$0
Tax Fees	$23,700	$23,500
All Other Fees	$0	$0

To the extent required by applicable law, pre-approval by the audit committee is needed for all audit and permissible non-audit services rendered to the registrant and all permissible non-audit services rendered to Stone Ridge Asset Management LLC (the “Adviser”) or to various entities either controlling, controlled by, or under common control with the Adviser that provide ongoing services to the registrant if the services relate directly to the operations and financial reporting of the registrant. Pre-approval is currently on an engagement-by-engagement basis. The percentage of fees billed by Ernst & Young, LLP applicable to non-audit services that were

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approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits waiver of pre-approval, if certain conditions are satisfied) were as follows:

	FYE 10/31/2018	FYE 10/31/2017
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the registrant’s investment adviser that provides ongoing services to the registrant for the last two fiscal years of the registrant. The audit committee of the board of trustees has considered whether the provision of any non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the registrant’s investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Non-Audit Related Fees	FYE 10/31/2018	FYE 10/31/2017
Registrant	$23,700	$23,500
Registrant’s Investment Adviser	$182,600	$432,989

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

STONE RIDGE ASSET MANAGEMENT LLC

PROXY VOTING POLICIES AND PROCEDURES

I. Governing Standards

The Registered Funds have delegated to the Adviser the responsibility for voting Fund securities. Private Funds may delegate such responsibility to the Adviser. As a fiduciary, an

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investment adviser with proxy voting authority has a duty to monitor corporate events and to vote proxies, as well as a duty to cast votes in the best interest of clients and not subrogate client interests to its own interests. The Adviser has adopted these written proxy voting policies and procedures (the “Proxy Policy”) as required under Rule 206(4)-6 under the Advisers Act. In addition to covering the voting of equity securities, the Proxy Policy also applies generally to voting and/or consent rights of fixed income securities, including but not limited to, plans of reorganization, and waivers and consents under applicable indentures. The Proxy Policy does not apply, however, to consent rights that primarily entail decisions to buy or sell investments, such as tender or exchange offers, conversions, put options, redemption and Dutch auctions. The Proxy Policy, which has been designed to ensure that the Adviser votes proxies in the best interest of its clients and provides clients with information about how their proxies are voted, contains procedures to mitigate conflicts of interests between clients and the Adviser and its affiliated persons1 when voting proxies.

For the avoidance of doubt, the Proxy Policy applies to shareholder votes and consents that the Adviser has authority to exercise on behalf of a Fund, including votes and consents for private entities that do not involve proxies. All references to votes by proxy in this Proxy Policy shall be interpreted to include both votes by proxy and votes and consents that do not involve proxies.

II. Delegation by the Funds

The Board, on behalf of the Registered Funds, has determined to delegate proxy voting decisions to the Adviser and has adopted the Proxy Policy to govern the voting of the Funds’ proxies.

III. Policy

The Proxy Policy applies to those client accounts that contain voting securities and for which the Adviser has been delegated the authority to vote client proxies. When voting proxies for client accounts, the Adviser’s primary objective is to make voting decisions solely in the best interest of all clients for which it manages assets. The Adviser has selected an unaffiliated third party proxy research and voting service, Institutional Shareholder Services Inc. (“ISS” or “Proxy Voting Service”), to assist it in researching, recordkeeping and voting of proxies. With respect to each proxy received, the Proxy Voting Service researches the financial implications of the proposals and provides a recommendation to the Adviser as to how to vote on each proposal based on the Proxy Voting Service’s research of the individual facts and circumstances and the Proxy Voting Service’s application of its research findings to an applicable set of guidelines, the ISS’ Proxy Voting Summary Guidelines (“ISS Guidelines”). The ISS Guidelines are intended to provide a general overview by highlighting the key policies that ISS applies to companies listed in the applicable geographic region. However, ISS’ analysis is on a case-by-case basis, taking into consideration sector, industry and business performance factors. These guidelines have been approved by the Adviser and, although the Adviser intends to vote consistently with the voting recommendation of the Proxy Voting Service, upon the recommendation of the applicable portfolio

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A firm’s affiliated persons are defined in this Proxy Policy to include: (1) all officers, partners, directors (or any person performing similar functions); (2) all persons directly or indirectly controlling, controlled by or under common control with the adviser; and (3) all current employees.

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managers, the Adviser may determine to override any recommendation made by the Proxy Voting Service or abstain from voting. In the event that the Proxy Voting Service does not provide a recommendation with respect to a proposal, as in the case of votes involving private issuers, the Adviser may determine to vote on the proposals directly and will do so in a manner consistent with the principles set forth in this Proxy Policy.

The Adviser may determine not to vote a proxy if: (1) the effect on the applicable economic interests or the value of the portfolio holding is insignificant in relation to an individual’s account portfolio or in the aggregate with all clients; (2) the cost of voting the proxy outweighs the possible benefit to the applicable account, including, without limitation, situations where a jurisdiction imposes share blocking restrictions which may affect the ability of the portfolio managers to effect trades in the related security; or (3) the Adviser otherwise has determined that it is consistent with its fiduciary obligations not to vote the proxy.

In addition, neither the Adviser nor the Proxy Voting Service will be able to vote for any securities on loan by an account. In the event that the Adviser is aware of a material vote on behalf of a client with respect to securities on loan by the custodian, the Adviser will call back the loan to vote the proxy if the Adviser determines that the benefits to the client of voting on such proposal outweigh the benefits to the client of having the security remain out on loan, and if time permits.

The Adviser will not accept direction on how to vote individual proxies for which it has voting responsibility from any other person or organization other than Adviser personnel or the Proxy Voting Service.

IV. Conflicts of Interest Procedures

For voting of securities, the Adviser believes that application of the ISS Guidelines to vote proxies should, in most cases, adequately address any possible conflicts of interest since the ISS Guidelines are predetermined. As a general practice, the Adviser will vote in accordance with the voting recommendation provided by ISS. In the event that the Adviser wishes to vote against the independent voting recommendation, the Adviser requires CCO approval prior to a vote being cast.

Upon the identification or notice received by the CCO that there is a potential conflict of interest with respect to casting a vote, the CCO will discuss the proxy with the relevant portfolio manager(s) and other senior management in order to determine if the potential conflict is material. In instances where a portfolio manager proposes to vote a proxy inconsistent with the ISS Guidelines and a potential immaterial conflict is identified, the CCO will review the proxy votes in order to determine whether a portfolio manager’s voting rationale appears reasonable. Upon the detection of a material potential conflict of interest, the CCO has final decision-making authority regarding the Adviser’s course of action for the proxy. The CCO will seek to cause the proxy to be voted in a manner consistent with the client’s best interests.

V. Review

The Adviser will supervise and, no less frequently than annually, review its proxy voting activities and the implementation of the Proxy Policy.

VI. Registered Fund Filings

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Each Registered Fund is generally required to describe in its registration statement the policies and procedures that the Registered Fund uses to determine how to vote proxies relating to portfolio securities, including the procedures that it uses when a vote presents a conflict. The Registered Funds are also required to include in the registration statement any policies and procedures of the Registered Fund’s investment adviser, or any other third party, that the Registered Fund uses, or that are used on the Registered Fund’s behalf, to determine how to vote proxies relating to portfolio securities. For this reason, this Proxy Policy is typically included as an exhibit to the Registered Funds’ statements of additional information.

In addition, each Registered Fund is required to disclose annually the Registered Fund’s complete proxy voting record on Form N-PX, which provides information relating to how the Registered Fund voted proxies relating to portfolio securities during the most recent 12-month period. The Adviser is responsible for ensuring that it maintains or causes to be maintained appropriate documentation for these purposes. The Adviser may work with a Registered Fund’s administrator to prepare and submit this filing to the SEC.

VII. Recordkeeping

The Adviser must maintain (or must ensure that ISS maintains) the documentation to support its proxy voting decisions and votes cast on behalf of the Funds for a period of not less than six years, the first two years at its principal place of business.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Information is presented as of January 10, 2019

Erik Buischi, Daniel Fleder, and Ross Stevens are the Portfolio Managers of the Fund. Mr. Stevens has been a Portfolio Manager of the Fund since inception. Mr. Fleder has been a Portfolio Manager of the Fund since January 2016. Mr. Buischi has been a member of the Fund’s investment team since inception and has been a Portfolio Manager since January 2018.

Each of the Portfolio Managers also is a Portfolio Manager of other registered investment companies, including mutual funds.

Erik Buischi. Erik Buischi, Portfolio Manager of the Fund, is responsible for the day-to-day management of the Fund and its investments jointly with Mr. Fleder and Mr. Stevens. Prior to joining Stone Ridge in 2015, Mr. Buischi was a trader at Goldman Sachs from 2012 to 2015. Mr. Buischi received his BS in Economics from the University of Pennsylvania (Wharton).

Daniel Fleder. Daniel Fleder, Portfolio Manager of the Fund, is responsible for the day-to-day management of the Fund and its investments jointly with Mr. Buischi and Mr. Stevens. Prior to joining Stone Ridge in 2016, Mr. Fleder was the Head of Risk Management and Chief of Staff for Operations for GETCO/KCG, an automated market maker, from 2010 to 2015. Mr. Fleder received his PhD in Operations Research and MS in Statistics from the University of Pennsylvania (Wharton) and BSE in Engineering from the University of Pennsylvania (Engineering School).

Ross Stevens. Ross Stevens, Portfolio Manager of the Fund, is responsible for the day-to-day management of the Fund and its investments jointly with Mr. Buischi and Mr. Fleder. Mr. Stevens founded Stone Ridge in 2012. Mr. Stevens received his PhD in Finance and Statistics from the University of Chicago (Booth) and his BSE in Finance from the University of Pennsylvania (Wharton).

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(a)(2)

Information is provided as of October 31, 2018

The table below identifies the number of accounts for which Mr. Buischi, Mr. Fleder, and Mr. Stevens have day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts(1)	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets
Erik Buischi	6	$2,127	0	$0	0	$0
Daniel Fleder	11	$5,063	0	$0	0	$0
Ross Stevens	15	$17,062	1	$315	0	$0

(1) Includes the Fund

The table below identifies the number of accounts for which Mr. Buischi, Mr. Fleder, and Mr. Stevens have day-to-day management responsibilities and the total assets in such accounts with respect to which the advisory fee is based on the performance of the account, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts.

	Registered Investment Companies for which the Adviser receives a performance-based fee		Other Pooled Investment Vehicles managed for which the Adviser receives a performance-based fee		Other Accounts managed for which the Adviser receives a performance-based fee
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Erik Buischi	0	$0	0	$0	0	$0
Daniel Fleder	0	$0	0	$0	0	$0
Ross Stevens	0	$0	0	$0	0	$0

Potential Conflicts of Interest

Each of the Portfolio Managers may also be responsible for managing other accounts in addition to the Fund, including other accounts of the Adviser or its affiliates. Other accounts may include, without limitation, other investment companies registered under the 1940 Act, unregistered investment companies that rely on Section 3(c)(1) or Section 3(c)(7) of the 1940 Act, separately managed accounts, foreign investment companies and accounts or investments owned by the Adviser or its affiliates or the Portfolio Managers. Management of other accounts in addition to the Fund can present certain conflicts of interest, as described below.

From time to time, potential conflicts of interest may arise between a Portfolio Manager’s management of the investments of the Fund, on the one hand, and the management of other accounts, on the other. The other accounts might have similar or different investment objectives

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or strategies as the Fund, or otherwise hold, purchase or sell securities that are eligible to be held, purchased or sold by the Fund or may take positions that are opposite in direction from those taken by the Fund.

As a fiduciary, the Adviser owes a duty of loyalty to its clients and must treat each client fairly. The Adviser and the Fund have adopted compliance policies and procedures that are designed to avoid, mitigate, monitor and oversee areas that could present potential conflicts of interest.

Allocation of Limited Time and Attention. A Portfolio Manager who is responsible for managing multiple accounts may devote unequal time and attention to the management of those accounts. As a result, the Portfolio Manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of the accounts as might be the case if he or she were to devote substantially more attention to the management of a single account. The effects of this potential conflict may be more pronounced where accounts overseen by a particular Portfolio Manager have different investment strategies.

Allocation of Investment Opportunities. A potential conflict of interest may arise as a result of the Adviser’s management of a number of accounts with similar or different investment strategies. When the Adviser purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. The Adviser attempts to allocate investments in a fair and equitable manner over time among client accounts, with no account receiving preferential treatment over time. To this end, the Adviser has adopted policies and procedures that are intended to provide the Adviser with flexibility to allocate investments in a manner that is consistent with its fiduciary duty. There is no guarantee, however, that the policies and procedures adopted by the Adviser will be able to detect and/or prevent every situation in which an actual or potential conflict may appear.

An investment opportunity may be suitable for both the Fund and other accounts, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. If a Portfolio Manager identifies a limited investment opportunity that may be suitable for multiple accounts, the opportunity may be allocated among these several accounts; as a result of these allocations, there may be instances in which the Fund will not participate in a transaction that is allocated among other accounts or the Fund may not be allocated the full amount of an investment opportunity. Similarly, there may be limited opportunity to sell an investment held by the Fund and another account. In addition, different account guidelines and/or differences within particular investment strategies may lead to the use of different investment practices for accounts with a similar investment strategy. Whenever decisions are made to buy or sell securities by the Fund and one or more of the other accounts simultaneously, the Adviser may aggregate the purchases and sales of the securities. The Adviser will not necessarily purchase or sell the same securities at the same time, in the same direction or in the same proportionate amounts for all eligible accounts, particularly if different accounts have different amounts of capital under management by the Adviser, different amounts of investable cash available, different strategies or different risk tolerances. As a result, although the Adviser may manage different accounts with similar or identical investment objectives, or may manage accounts with different objectives that trade in the same securities, the portfolio decisions relating to these accounts, and the performance resulting from such decisions, may differ from account to account, and the trade allocation and aggregation and other policies and procedures of the Fund or the Adviser could have a detrimental effect on the price or amount of the securities available to the Fund from time to time.

As a result of regulations governing the ability of certain clients of the Adviser to invest side-by-side, it is possible that the Fund may not be permitted to participate in an investment opportunity at the same time as another fund or another account managed by the Adviser. These limitations may limit the scope of investment opportunities that would otherwise be available to the Fund.

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The decision as to which accounts may participate in any particular investment opportunity will take into account applicable law and the suitability of the investment opportunity for, and the strategy of, the applicable accounts. It is possible that the Fund may be prevented from participating due to such investment opportunity being more appropriate, in the discretion of the Adviser, for another account.

Conflicts of Interest Among Strategies. At times, a Portfolio Manager may determine that an investment opportunity may be appropriate for only some of the accounts for which he or she exercises investment responsibility, or may decide that certain of the accounts should take differing positions with respect to a particular security. In these cases, the Portfolio Manager may place separate transactions for one or more accounts, which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other accounts. Similarly, the Adviser or its affiliates may take positions in accounts or investments owned by them that are different from those taken by one or more client accounts. Conflicts may also arise in cases when accounts invest in different parts of an issuer’s capital structure, including circumstances in which one or more accounts own private securities or obligations of an issuer and other accounts may own public securities of the same issuer. Actions by investors in one part of the capital structure could disadvantage investors in another part of the capital structure. In addition, purchases or sales of the same investment may be made for two or more accounts on the same date. There can be no assurance that an account will not receive less (or more) of a certain investment than it would otherwise receive if this conflict of interest among accounts did not exist. In effecting transactions, it may not be possible, or consistent with the investment objectives of accounts, to purchase or sell securities at the same time or at the same prices.

Selection of Service Providers. Stone Ridge may be able to select or influence the selection of service providers to clients, including the brokers and dealers that are used to execute securities transactions for the accounts that they supervise. In addition to executing trades, some brokers and dealers may provide Stone Ridge with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain accounts than to others. In addition, Stone Ridge has received and may receive loans or other services from service providers to clients. Although such services are negotiated at arms length, they may pose potential conflicts of interest to Stone Ridge in selecting such service providers.

Related Business Opportunities. The Adviser or its affiliates may provide more services (such as distribution or recordkeeping) for some types of accounts than for others. In such cases, a Portfolio Manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of accounts that provide greater overall returns to the Adviser and its affiliates.

Broad and Wide-Ranging Activities. The Adviser and its related parties engage in a broad spectrum of activities and may expand the range of services that they provide over time. The Adviser and its related parties will generally not be restricted in the scope of their business or in the performance of any such services (whether now offered or undertaken in the future), even if such activities could give rise to conflicts of interest, and whether or not such conflicts are described herein. In the ordinary course of their business activities, including, but not limited to, activities with third-party service providers and lenders, the Adviser and its related parties may engage in activities where the interests of the Adviser and its related parties or the interests of their clients may conflict with the interests of the shareholders of the Fund.

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Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to a Portfolio Manager differ among the accounts that he or she manages. If the structure of the Adviser’s management fee and/or a Portfolio Manager’s compensation differs among accounts (such as where certain accounts pay higher management fees or a performance or incentive fee), a Portfolio Manager might be motivated to help certain accounts over others. In addition, a Portfolio Manager might be motivated to favor accounts in which he or she has an interest or in which the Adviser and/or its affiliates have interests. Similarly, the desire to maintain or raise assets under management or to enhance a Portfolio Manager’s performance record or to derive other rewards, financial or otherwise, could influence a Portfolio Manager to lend preferential treatment to those accounts that could most significantly benefit a Portfolio Manager.

Investments in the Fund by the Adviser. The Adviser or its affiliates may purchase shares from time to time, and may hold a material position in the Fund. The Adviser or its affiliates may face conflicting interests in determining whether, when and in what amount to tender shares for repurchase in connection with periodic repurchase offers by the Fund. If the Adviser or its affiliate tenders a significant amount of shares in connection with a periodic repurchase offer, this could cause the repurchase offer to be oversubscribed and shareholders participating in the repurchase offer (including the Adviser or its affiliate) would only be able to have a portion of their shares repurchased. In such a case, the Adviser or its affiliate would be subject to the resulting proration of tendered amounts on a pari passu basis with all other tendering investors. Other possible risks associated with the Fund’s repurchase offers are described under “Principal Risks of Investment in the Fund—Repurchase Offers Risk” in the Prospectus.

Investments by Adviser or Related Entities. The Adviser or a related entity may invest in entities that may provide financial or other services for the Fund.

(a)(3)

Information is provided as of October 31, 2018

As of October 31, 2018, Portfolio Managers receive a base salary and may also receive a bonus. Compensation of a Portfolio Manager is determined at the discretion of the Adviser and may be deferred. It may be based on a number of factors including the Portfolio Manager’s experience, responsibilities, the perception of the quality of his or her work efforts and the consistency with which he or she demonstrates kindness to other employees, trading counterparties, vendors, and clients. As a firm focused on beta, the compensation of Portfolio Managers is not based upon the performance of client accounts that the Portfolio Managers manage. The Adviser reviews the compensation of each Portfolio Manager at least annually.

(a)(4)

As of October 31, 2018, the Portfolio Managers beneficially owned the following shares of the Fund:

Portfolio Manager	Dollar Range of Shares Beneficially Owned
Erik Buischi	$10,001 - $50,000
Daniel Fleder	$10,001 - $50,000
Ross Stevens(1)	Over $1,000,000

(1) Beneficial ownership through the Adviser’s or its affiliates’ direct Fund investments.

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Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)

The Registrant’s Principal Executive Officer and Principal Financial Officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits.

(a)

(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Stone Ridge Trust III

By (Signature and Title)* /s/ Ross Stevens

Ross Stevens, President, Chief Executive Officer and
Principal Executive Officer

Date 1/10/19

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Ross Stevens

Ross Stevens, President, Chief Executive Officer and
Principal Executive Officer

Date 1/10/19

By (Signature and Title)* /s/ Anthony Zuco

Anthony Zuco, Treasurer, Principal Financial Officer, Chief
Financial Officer and Chief Accounting Officer

Date 1/10/19

* Print the name and title of each signing officer under his or her signature.

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